(LOGO)
                                    ARTISAN

                               -----------------
                                     ANNUAL
                                     REPORT
                                 JUNE 30, 2002
                               -----------------

                           -------------------------
                               INTERNATIONAL FUND

                                  MID CAP FUND

                               MID CAP VALUE FUND

                                 SMALL CAP FUND

                              SMALL CAP VALUE FUND
                            ------------------------

                                INVESTOR SHARES

                             INVESTMENT MANAGEMENT
                          PRACTICED WITH INTELLIGENCE
                           AND DISCIPLINE IS AN ART/R

--------------------------------------------------------------------------------
ARTISAN FUNDS
P.O. BOX 8412
BOSTON, MA 02266-8412

This report and the financial statements contained herein are provided for the general information of the shareholders of Artisan Funds. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. For more complete information on any Fund, including fees and expenses, please call 800.344.1770 or visit our website at WWW.ARTISANFUNDS.COM for a free prospectus. Read it carefully before you invest or send money.

Company discussions are for illustration only and are not intended as recommendations of individual stocks. The discussions present information about the companies believed to be accurate, and the views of the portfolio manager(s), as of June 30, 2002. That information and those views may change and the Funds disclaim any obligation to advise shareholders of any such changes. Artisan International Fund and Artisan Mid Cap Fund offer institutional classes of shares for institutional investors meeting certain minimum investment requirements. A report on each institutional class is available under separate cover.

Artisan Funds offered through Artisan Distributors LLC, member NASD.

-----------------------------------------------------------TABLE OF CONTENTS----

TABLE OF CONTENTS

-----------------------------------------------
          LETTER FROM THE PRESIDENT
-----------------------------------------------
-----------------------------------------------
    2     A FEW HIGHLIGHTS TO NOTE
-----------------------------------------------
    4     LETTERS TO SHAREHOLDERS
-----------------------------------------------
    4          Artisan International Fund
-----------------------------------------------
    8          Artisan Mid Cap Fund
-----------------------------------------------
   12          Artisan Mid Cap Value Fund
-----------------------------------------------
   16          Artisan Small Cap Fund
-----------------------------------------------
   20          Artisan Small Cap Value Fund
-----------------------------------------------
-----------------------------------------------
   24     SCHEDULES OF INVESTMENTS
-----------------------------------------------
   24          Artisan International Fund
-----------------------------------------------
   28          Artisan Mid Cap Fund
-----------------------------------------------
   33          Artisan Mid Cap Value Fund
-----------------------------------------------
   36          Artisan Small Cap Fund
-----------------------------------------------
   40          Artisan Small Cap Value Fund
-----------------------------------------------
-----------------------------------------------
   46     STATEMENTS OF ASSETS & LIABILITIES
-----------------------------------------------
   48     STATEMENTS OF OPERATIONS
-----------------------------------------------
   50     STATEMENTS OF CHANGES IN
          NET ASSETS
-----------------------------------------------
   52     FINANCIAL HIGHLIGHTS
-----------------------------------------------
   54     NOTES TO FINANCIAL STATEMENTS
-----------------------------------------------
   60     REPORT OF
          INDEPENDENT ACCOUNTANTS
-----------------------------------------------
   61     NOTES ON PORTFOLIO STATISTICS
-----------------------------------------------
   62     DIRECTORS AND OFFICERS
-----------------------------------------------

------------------------------------------------AVERAGE ANNUAL TOTAL RETURNS----

                                                                 SINCE
                                  1-YEAR    3-YEAR     5-YEAR  INCEPTION
                                 --------  --------   -------- ---------

ARTISAN INTERNATIONAL FUND
(inception 12/28/95)              -6.73%     5.20%    11.15%    14.96%
------------------------------------------------------------------------
ARTISAN MID CAP FUND
(inception 6/27/97)               -16.27     12.89     23.34     23.30
------------------------------------------------------------------------
ARTISAN MID CAP VALUE FUND
(inception 3/28/01)                -2.37       N/A       N/A      7.21
------------------------------------------------------------------------
ARTISAN SMALL CAP FUND
(inception 3/28/95)               -13.90      4.50      1.68      8.34
------------------------------------------------------------------------
ARTISAN SMALL CAP VALUE FUND
(inception 9/29/97)                 9.65     13.76       N/A     11.22
------------------------------------------------------------------------
As of 6/30/02.

PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS. IN TIMES OF MARKET VOLATILITY, A FUND'S RETURN MAY VARY GREATLY OVER SHORT PERIODS OF TIME AND MAY BE MATERIALLY DIFFERENT BY THE TIME YOU RECEIVE THIS REPORT. FOR MORE CURRENT PERFORMANCE INFORMATION, VISIT WWW.ARTISANFUNDS.COM OR CALL
800.344.1770. A FUND'S HISTORICAL PERFORMANCE, PARTICULARLY OVER SHORT TIME PERIODS, SHOULD NOT BE THE SOLE FACTOR IN AN INVESTMENT DECISION. INVESTORS SHOULD MAINTAIN REALISTIC EXPECTATIONS FOR FUTURE PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares in a Fund, when redeemed, may be worth more or less than their original cost.

ARTISAN INTERNATIONAL FUND: International investments involve special risks, including currency fluctuation, sometimes lower liquidity, economic and political risks, different accounting methods and higher transaction costs. The Fund invests in growth stocks, which may fall out of favor with investors and underperform other asset types during a given period.

ARTISAN MID CAP FUND: The Fund invests in growth stocks of medium-sized companies, which tend to be more volatile than those of large companies, and have underperformed the stocks of small and large companies during some periods. Growth stocks may fall out of favor with investors and underperform other asset types during a given period.

ARTISAN MID CAP VALUE FUND: The Fund invests in value stocks of medium-sized companies, which tend to be more volatile than those of large companies during some periods. Value stocks may fall out of favor with investors and underperform other asset types during a given period. The Fund's return reflects the adviser's expense limitation agreement, which may be terminated at any time. The Adviser's expense limitation agreement has been in effect since the Fund's inception and has had a material impact on the Fund's total return, which would be lower in its absence.

ARTISAN SMALL CAP FUND AND ARTISAN SMALL CAP VALUE FUND: Stocks of smaller companies may present additional risks including a shorter history of operations, higher volatility and less liquidity. Artisan Small Cap Fund invests in growth stocks, which may fall out of favor with investors and underperform other asset types during a given period. Artisan Small Cap Value Fund invests in value stocks, which may fall out of favor with investors and underperform other asset types during a given period.

All of these risks are discussed in the Funds' prospectus. Please read it carefully before you invest or send money.


                     800.344.1770  -  WWW.ARTISANFUNDS.COM

                                    (PHOTO)
                                MICHAEL C. ROOS
                                   President

"The challenges investors faced during our fiscal year are well documented... Nonetheless, throughout this turbulent period, we believe our funds managed to hold up well against both their indexes and peer groups."

Dear Fellow Shareholders,

The challenges investors faced during our fiscal year are well documented. Included were a slowing economy and disappointing earnings; September 11 and its aftermath; regional tensions in the Middle East and Kashmir; and accounting scandals and misdeeds by CEOs. While consumers generally held up the economy, their confidence clearly fell as the year evolved. Nonetheless, throughout this turbulent period, we believe our funds managed to hold up well against both their indexes and peer groups.

As we have discussed in prior reports, in uncertain markets like these, the value of a long-term investment approach becomes especially critical. Time, after all, like diversification, can be an investor's ally. A long-term strategy with a diversified portfolio can position an investor to ride out market swings. It can also help investors avoid regrettable emotional decisions, be they trying to time the market or "throwing in the towel."

Underscoring this long-term view was recognition by the annual Barron's/Value Line Fund Survey. As you'll read in detail on page 2 of this Report, the Survey
- based on performance and volatility since a fund's inception - again awarded high rankings to Artisan International Fund's Mark Yockey and Artisan Mid Cap Fund's Andy Stephens.

The last six months also brought some other items of note...

- Last November, we asked Jim Kieffer and Scott Satterwhite to assume management of Artisan Mid Cap Value Fund. We're pleased to report that Jim and Scott have done a wonderful job in transitioning the portfolio to reflect their distinctive value approach that focuses on long-term fundamentals.

- In March, Artisan Mid Cap Fund closed to most new investors. We closed the Fund to limit the growth of its assets and preserve the team's ability to manage effectively for existing shareholders.

- We announced our seventh fund, Artisan International Value Fund. David Samra, who recently joined Artisan from Harris Associates where he was a member of the investment team managing Oakmark's international offerings, will manage the Fund. The Fund will seek maximum long-term growth through a highly disciplined process based on proprietary research. For more information on the Fund, simply complete the attached reply card, call 800.344.1770 or visit WWW.ARTISANFUNDS.COM.

- Shareholder service is another area where we've made an important advance. In October, direct shareholders will receive a redesigned account statement that provides more information in an easier-to-read, consolidated format. And to reduce mail clutter, shareholders with multiple accounts will be able to combine their own accounts with those sharing the same address into one envelope. Moreover, this new design will facilitate our ability to deliver statements electronically and add statement access to our website. You'll hear more about these developments later this year.

We believe these changes, and others we've made, enable us to better serve your needs. Thank you for your confidence in Artisan Funds. We value the trust you've placed in us and will continue to do our very best as we work to help you reach your investment goals.

               Sincerely,

               /s/ Michael C. Roos

               Michael C. Roos
               President

--------------------------------------------------------------------NEW FUND----

INTRODUCING ARTISAN INTERNATIONAL VALUE FUND

We are pleased to announce our seventh fund, Artisan International Value Fund. The Fund will be managed by David Samra. Before joining Artisan, Mr. Samra was a Portfolio Manager and an Analyst at Harris Associates LP, where he was a member of the investment team managing the Oakmark International and Oakmark International Small Cap Funds.

Artisan International Value Fund seeks maximum long-term capital growth by using a bottom-up investment process to build a portfolio of stocks of undervalued non-U.S. companies. The Fund's investment strategy is premised on the belief that, over the long-term, the price of a company's stock will converge with the economic value of the business.

The investment team identifies candidates for in-depth research by looking at various valuation parameters and financial ratios. For each candidate identified, the investment team performs its own in-depth fundamental research with the goal of determining the economic value of the business.

Companies that make it through the team's rigorous analytical process are ranked according to the degree of the discount of the current market price of the company's stock to the investment team's estimate of its economic value. The investment team assembles the portfolio taking bigger positions in companies where the discount is greatest and smaller positions in companies with narrower discounts (subject to adjustments for appropriate diversification).

The focus of the investment process is on individual companies, not on selection of countries or regions. The Fund may invest in companies of any size.

From August 26, 2002 through September 20, 2002 shares of Artisan International Value Fund are available only by subscription. See the Fund's prospectus for more information on the Fund's subscription offering. The Fund is expected to begin operations on September 23, 2002.

--------------------------------------------------------------------------------

For a free Artisan International Value Fund investment kit, visit our website at: WWW.ARTISANFUNDS.COM, or call 800.344.1770.

Your kit will include a prospectus, which contains important information on fees and expenses, and the risks of international investing. Read it carefully before investing.
--------------------------------------------------------------------------------

International investments involve special risks, including currency fluctuation, sometimes lower liquidity, economic and political risks, different accounting methods and higher transaction costs. The Fund will invest in value stocks, which may fall out of favor with investors and underperform other asset types during a given period. This material is not an offer of the shares of Oakmark International Fund or Oakmark International Small Cap Fund.

                                    (PHOTO)
                                  DAVID SAMRA
                               Portfolio Manager

                     800.344.1770  -  WWW.ARTISANFUNDS.COM

                                                                              01
                                                                            ----
                                                                             ONE

A FEW HIGHLIGHTS TO NOTE

----BARRON'S/VALUE LINE FUND SURVEY---------------------------------------------

MARK YOCKEY RANKED HIGHLY
In the annual Barron's/Value Line Fund Survey

In July 2002, the annual Barron's/Value Line Fund Survey ranked Mark Yockey, Portfolio Manager of Artisan International Fund, THE #2 FUND MANAGER OUT OF 78 MANAGERS IN THE FOREIGN EQUITY FUND CATEGORY, based on performance and volatility from the Fund's inception (12/28/95) through 6/30/02. The Survey also ranked Mark Yockey THE #30 FUND MANAGER OVERALL OUT OF 650 MANAGERS, based on performance and volatility during the fund manager's tenure (since 12/28/95) through 6/30/02.

BARRON'S RANKS ANDREW STEPHENS PROMINENTLY
In the annual Barron's/Value Line Fund Survey

In July 2002, the annual Barron's/Value Line Fund Survey ranked Andrew Stephens, Portfolio Manager of Artisan Mid Cap Fund, THE #4 FUND MANAGER OUT OF 217 MANAGERS IN THE GROWTH FUND CATEGORY, based on performance and volatility from the Fund's inception (6/27/97) through 6/30/02. The Survey also ranked Andrew Stephens THE #9 FUND MANAGER OVERALL OUT OF 650 MANAGERS, based on performance and volatility during the fund manager's tenure (since 6/27/97) through 6/30/02.

The Barron's/Value Line Fund Survey scanned 6,000 equity funds, screening out those with more than two managers. It then gave each manager a score reflecting how much value he or she added versus his or her peer group. A manager with average performance and volatility got a score of zero. A manager achieving superior performance received a positive score, a manager achieving inferior performance received a negative score. A manager's score was reduced for greater volatility not reflected in correspondingly higher returns. The longer a manager held the job, the more data was used for his or her ranking. Ten diversified stock categories were looked at, specialized funds were tossed out. Eventually, only 650 managers qualified for the rankings. The rankings are risk-adjusted, and are based mainly on relative versus absolute performance. Rankings may be swayed by short time periods, and over time, the manager's score may revert to the mean.

02
----
TWO

------------------------------------------------------NEW ACCOUNT STATEMENTS----

REDESIGNED STATEMENTS TO OFFER MORE INFORMATION

We are redesigning the account statements to provide more account information in an easier to read format. Among the new features are:

   - Beginning and Ending balances for the statement period for all holdings and by account type in a Portfolio Summary.

   - Transactions summarized by account type in a Portfolio Summary.

   - Change in Value for the period by account type in a Portfolio Summary.

   - Expanded IRA Contribution Summary.

Additionally, shareholders will have the ability to reduce the number of individual account statement envelopes they receive by:

   - Combining the accounts they own into one statement envelope.

   - Combining the accounts of shareholders such as other family members into one statement envelope.

We plan to begin using the redesigned statements in our third-quarter mailing.

-------------------------------------------------ARTISAN MID CAP FUND CLOSED----

ARTISAN MID CAP FUND CLOSED
TO MOST NEW INVESTORS IN MARCH

On March 12, 2002, Artisan Mid Cap Fund closed to most new investors. The Fund closed to limit the growth of its assets and to preserve the management team's ability to manage the Fund effectively for existing shareholders. Existing shareholders may make additional investments in the Fund and may reinvest dividends and capital gain distributions in the Fund, even though the Fund has closed. The Fund will accept new accounts only from investors who satisfy new account eligibility requirements. Eligibility is discussed in the prospectus under the heading "Who is Eligible to Invest in a Closed Artisan Fund?" and on our website, WWW.ARTISANFUNDS.COM.

Call us at 800.344.1770 if you have questions about your ability to invest, or visit our website, WWW.ARTISANFUNDS.COM.

                                                                              03
                                                                          ------
                                                                           THREE

ARTISAN
INTERNATIONAL
FUND

----INVESTMENT APPROACH--------------------------------------------------------

The Fund seeks to provide investors with diversified exposure to the international equity markets, across capitalizations and regions, with a focus on well-managed growth companies. Because foreign markets may provide investors with growth opportunities that are distinct from those in the U.S., we try to identify attractive growth themes. Once identified, we combine intensive fundamental analysis with extensive international travel to find companies that appear well positioned to capitalize on these themes. Important company criteria include sustainable growth, reasonable valuation, strong industry presence and effective management with a focus on shareholder value. We pick our stocks one at a time. As a result, we make no effort to mimic the composition of any index.

----PERFORMANCE-----------------------------------------------------------------

Artisan International Fund received a five stars Overall Morningstar Rating/TM, four stars for the 3-year period, and five stars for the 5-year period. Ratings are as of 7/31/02 among foreign stock funds (overall and 3 years - 626 funds, and 5 years - 434 funds).(1)

(1) See page 61 for more information about Morningstar/TM ratings.

For the fiscal year ended June 30, 2002, Artisan International Fund was off 6.73%. The Fund's benchmark, the Morgan Stanley Capital International EAFE Index
(EAFE), lost 9.22%, and its peer group, as measured by the Lipper International Funds Index, declined 7.29%. Calendar year-to-date, Artisan International Fund was off 1.14%, its benchmark, the EAFE Index, dropped 1.62%, and its peer group, as measured by the Lipper International Funds Index, gained 0.52%.

         GROWTH OF AN ASSUMED $10,000 INVESTMENT (12/28/95 to 6/30/02)

         ARTISAN INTERNATIONAL FUND ($24,777)
         EAFE Index ($10,908)
         Lipper International Funds Index ($13,212)


                      ARTISAN                                Lipper
                   INTERNATIONAL          EAFE            International
                        FUND              Index            Funds Index

12/28/95 (Inception)   10,000              10,000             10,000
                       10,000              10,000           10,025.4
                       10,910              10,289           10,467.3
                       12,080            10,451.7           10,894.6
                       12,220            10,438.6           10,902.8
12/96                13,437.2            10,604.7           11,471.9
                     14,153.5            10,438.6             11,756
                     14,607.4            11,793.2           13,071.9
                     14,839.5            11,710.2           13,322.2
12/97                13,902.5            10,793.2           12,303.3
                     16,714.2            12,380.9           14,128.6
                     18,131.2            12,512.4           14,248.5
                     14,716.8            10,733.9           12,000.5
12/98                  18,376            12,951.5             13,861
                     20,439.3            13,131.7           14,038.6
                     21,282.9            13,465.4           14,817.9
                       22,343            14,056.4           15,317.5
12/99                33,313.9            16,443.8           19,105.2
                     39,181.8            16,426.6           19,223.4
                     35,254.3            15,775.8           18,319.9
                     31,338.4            14,503.3           16,975.5
12/00                29,787.4            14,114.1           16,293.3
                     25,965.4            12,175.9           14,167.9
                     26,563.9            12,015.5           14,251.3
                       22,823              10,365             12,120
12/01                  25,064              11,088             13,144
                       25,282              11,144             13,467
6/02                   24,777              10,908             13,212


                  AVERAGE ANNUAL TOTAL RETURNS (as of 6/30/02)

 ------------------------------------------------------------------------------
                                                                SINCE
 FUND / INDEX                          1-YEAR      5-YEAR     INCEPTION
 ------------------------------------------------------------------------------
 Artisan International Fund            -6.73%      11.15%       14.96%
 ------------------------------------------------------------------------------
 EAFE Index                            -9.22       -1.55         1.34
 ------------------------------------------------------------------------------
 Lipper International Funds Index      -7.29        0.21         4.37
 ------------------------------------------------------------------------------
PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS OR SALE OF FUND SHARES. IN TIMES OF MARKET VOLATILITY, THE FUND'S RETURN MAY VARY GREATLY OVER SHORT PERIODS OF TIME AND MAY BE MATERIALLY DIFFERENT BY THE TIME YOU RECEIVE THIS REPORT. FOR MORE CURRENT PERFORMANCE INFORMATION, VISIT WWW.ARTISANFUNDS.COM OR CALL 800.344.1770. INVESTORS SHOULD MAINTAIN REALISTIC EXPECTATIONS FOR FUTURE PERFORMANCE. INTERNATIONAL INVESTMENTS INVOLVE SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATION, SOMETIMES LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, DIFFERENT ACCOUNTING METHODS AND HIGHER TRANSACTION COSTS. THE FUND INVESTS IN GROWTH STOCKS, WHICH MAY FALL OUT OF FAVOR WITH INVESTORS AND UNDERPERFORM OTHER ASSET TYPES DURING A GIVEN PERIOD. THESE RISKS ARE DISCUSSED IN THE PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. Investment return and principal value will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. See page 61 for a description of each index. All index returns include reinvested dividends but do not include the payment of sales commissions or other expenses incurred in the purchase/sale of the securities included in the index.

04
-----
FOUR

-------------------------------------------------------------12 MONTH REVIEW----

International markets declined throughout the third quarter of 2001 as investors received little confirmation that world economies were recovering and grappled with the unprecedented uncertainties following the events of September 11. Most international markets rallied early in the fourth quarter and we benefited from our media, banking and insurance sector positions, but lost ground in telecommunications.

International equity markets were slightly positive for the first quarter of 2002. European markets showed single-digit declines in January as investors became skeptical about the timing and pace of a global economic recovery. In March, international markets posted respectable gains following a sluggish February.

Our consumer discretionary and consumer staples holdings boosted January performance; tobacco, pharmaceuticals and energy worked well in February; and our media and bank holdings contributed strongly in March. Our diversified financials did not add value and the performance of our insurance holdings was mixed.

World markets were generally unable to avoid the downdraft from ongoing disclosure of U.S. accounting scandals, uncertainty about the strength and profitability of the U.S. economic recovery, political situations in the Middle East and the Indian subcontinent, and the uncertainty of political elections in Europe and South America. Many major international markets experienced corrections that returned them nearly to pre-September 11th levels.

For the fiscal year, our best performer was Swedish Match. This well-managed maker of chewing tobacco, matches and lighters experienced strong sales growth. British American Tobacco, the world's 2nd largest tobacco company, rose on the potential of its expansion into the South Korean and Chinese markets. Leading British retailer Marks & Spencer is a turnaround story. Sales rose 20% under new management, which has streamlined operations and is selling all non-U.K. assets. Diageo, the world's largest marketer of alcoholic beverages, rose on the purchase of Seagram's spirits business and its launch of Smirnoff Ice, its first entry into the "ready-to-drink" market. Novartis, a major global factor in pharmaceuticals, life sciences and animal health, benefited from its strong product pipeline and low exposure to patent expiration.

GOOD IDEAS THAT WORKED                           %
                                                --

Swedish Match AB............................. 66.4%
British American Tobacco PLC................. 36.9
Marks & Spencer PLC.......................... 30.8
Diageo PLC................................... 25.4
Novartis AG.................................. 16.7

GOOD IDEAS AT THE TIME                           %
                                                --

ProSieben Media AG.......................... -64.1%
Promise Co., Ltd............................ -30.9
Wolters Kluwer NV........................... -24.7
Allianz AG.................................. -18.5
Compass Group PLC........................... -15.8

For the year ended June 30, 2002, these are the holdings that made the largest dollar difference in the portfolio. While some minor holdings experienced greater percentage changes in price, the change in their dollar value, did not, on an individual basis, have as meaningful an effect on the Fund's net assets. Past performance of these specific holdings is historical and does not guarantee future results.

ProSieben Media, the second largest national broadcaster in Germany was a big disappointment. Its revenues declined because of the overall weakness in advertising spending, and it was tainted by the bankruptcy of its parent company. Also falling was Promise Co., a Japanese consumer-finance firm, whose earnings decline reflected a higher provision for loan losses. Wolters Kluwer, an Amsterdam-based publisher of trade magazines, saw its sales decline from overall economic weakness, and encountered transition costs related to technology and distribution. Like many of the world's large insurers, Germany's Allianz suffered losses on September 11. Compass Group, the world's largest food-service company, suffered from several factors, including less travel after September 11.


                                    (PHOTO)
                                 MARK L. YOCKEY
                               Portfolio Manager

"We are not discouraged by recent market turmoil and believe that we continue to hold a solid portfolio of good quality companies. We view the correction as an opportunity to add new names and to build our positions at more attractive valuations."

                     800.344.1770  -  WWW.ARTISANFUNDS.COM

                                                                              05
                                                                           -----
                                                                            FIVE

----PORTFOLIO STRATEGIES--------------------------------------------------------

"We believe Europe, where we continue to hold the majority of our assets, has the potential for relatively attractive growth, while the U.S. economic recovery may turn out to be less vigorous than expected."

Top 5 Country Allocations

United Kingdom.................... 22.2%

Switzerland....................... 13.3%

Germany........................... 11.6%

Japan.............................. 8.7%

Netherlands........................ 7.2%

As of 6/30/02.

For a more detailed look at Region/Country Allocations please view the "Schedule of Investments" starting on page 24.

Despite a difficult market environment, we continued to pursue our long-term themes in financials, consumer goods (both discretionary and staples), and to a lesser degree, healthcare and restructuring situations among industrials and materials companies. We remained selective in telecommunications and skeptical about information technology.

We believe actions by European authorities continue to help fashion an environment favorable for long-term growth for many of our financial holdings. In our view European economic integration took a leap forward as twelve European nations abandoned their respective currencies and adopted the euro as their single currency, a move that in our view may lead to greater business efficiency and accounting transparency, as well as increased cross-border trade and merger activity.

Early in 2002, Germany, Europe's biggest economy and, recently, its most sluggish, made major changes in the country's tax laws that in our view may stimulate personal investment and release long-stagnant capital for more productive purposes. Of note was the European Union authority's June announcement that private pension funds -- a $2.3 trillion market -- may now operate across national borders within the 15-nation region; a change that we believe could benefit European asset managers. We believe we witnessed further progress toward a more market-oriented economy in Germany when the government, as well as major banks, refused to lead a bailout of a major construction company that they helped keep alive just two years ago.

REGIONAL ALLOCATION

                              As of 6/30/02        As of 6/30/01
                             --------------       --------------

North America                       0.6%                3.7%

Europe                             75.7%               70.4%

Asia/Pacific                       12.8%               12.6%

Latin America                       6.4%                8.3%

(PICTURE)

Portfolio equities as a percentage of Fund total net assets.

We remain skeptical about technology and have maintained limited exposure. In the near-term we don't foresee private or corporate information technology spending returning to previous levels. Within telecommunications, we have been successful buying companies benefiting from benign regulation that allowed them to defend their market positions and preserve pricing power. However, our view that big incumbents may gain at the expense of failing carriers has yet to work.

In June, volatility provided us with some buying opportunities and we added to holdings in insurance, defense contracting and specialty chemicals believing these companies were attractively valued and offered the potential for increased earnings.

06
----
SIX

---------------------------------------------------PORTFOLIO CHARACTERISTICS----

On June 30, 2002, total net assets of the Fund were $7.4 billion, of which $5.3 billion was in the Investor share class. By comparison, on June 30, 2001, Fund total net assets stood at $5.4 billion. The Fund held 89 stocks in 22 countries. The median market cap of our holdings was $10.4 billion, and our weighted average market cap was $28.7 billion. Based on 2002 (3-5 year) estimates, our weighted average growth rate of 10.8% fell below our weighted average P/E of 18.4X, as tempered growth prospects were not reflected in lower valuations. Our Top Ten holdings comprised about 29% of the portfolio. Our exposure to Europe is up a bit from the end of last fiscal year, while our Latin American and Canadian allocations are down. For definitions of portfolio statistics, please refer to Notes on Portfolio Statistics on page 61.

TOP 10 HOLDINGS

COMPANY NAME                                      COUNTRY                    %
--------------------------------------------------------------------------------
Allianz AG                                        Germany                  3.7%
--------------------------------------------------------------------------------
Muenchener Rueckversicherungs-Gesellschaft AG     Germany                  3.5
--------------------------------------------------------------------------------
Compass Group PLC                                 United Kingdom           3.3
--------------------------------------------------------------------------------
Diageo PLC                                        United Kingdom           3.0
--------------------------------------------------------------------------------
Nestle SA                                         Switzerland              2.8
--------------------------------------------------------------------------------
Ciba Specialty Chemicals AG                       Switzerland              2.8
--------------------------------------------------------------------------------
Lloyds TSB Group PLC                              United Kingdom           2.8
--------------------------------------------------------------------------------
Honda Motor Company                               Japan                    2.6
--------------------------------------------------------------------------------
Fortis (NL) NV                                    Netherlands              2.4
--------------------------------------------------------------------------------
Interbrew                                         Belgium                  2.2
--------------------------------------------------------------------------------
TOTAL                                                                     29.1%

As a percentage of total net assets as of June 30, 2002. Portfolio holdings are subject to change.

We believe Europe, where we continue to hold the majority of our assets, has the potential for relatively attractive growth, while the U.S. economic recovery may turn out to be less vigorous than expected. In our view, the earnings environment outlook in Europe for the second half of the year has improved as inflation concerns may have been dampened with a weak U.S. dollar resulting in lower import prices.

Despite the recent rally in Japan, we are not convinced its market's fundamentals are sound or that an economic recovery in Japan is sustainable. While our research has uncovered opportunities, we continue to invest with restraint. On balance, Asia continues to struggle with weak exports to the West. And, although we favor Mexico in Latin America, we view the region as currently compromised by the debt and currency problems in Brazil and Argentina.

We are not discouraged by recent market turmoil and believe that we continue to hold a solid portfolio of good quality companies. We view the correction as an opportunity to add new names and to build our positions at more attractive valuations.

/s/Mark Yockey

Top 5 Sectors

Financials............................. 31.0%

Consumer Staples....................... 20.3%

Consumer Discretionary................. 19.7%

Materials............................... 6.6%

Telecommunication Services.............. 6.4%

As of 6/30/02.

For a more detailed look at Sector Diversification please see "Portfolio Diversification" on page 27.


                     800.344.1770  -  WWW.ARTISANFUNDS.COM

                                                                              07
                                                                          ------
                                                                           SEVEN

ARTISAN
MID CAP FUND

----INVESTMENT APPROACH---------------------------------------------------------

Artisan Mid Cap Fund pursues long-term capital growth through a diversified portfolio of stocks of mid-sized companies that exhibit franchise characteristics. Companies with an established franchise often possess a proprietary technology, an established brand name or another competitive advantage that allows them to achieve a dominant position in their marketplace. From these companies, the Fund seeks firms with strong growth characteristics - including accelerating earnings, expanding profit margins and increasing market share - that are reasonably priced by the market.

PERFORMANCE---------------------------------------------------------------------

Artisan Mid Cap Fund received a five stars Overall Morningstar Rating/TM and five stars for the 3-year and 5-year periods. Ratings are as of 7/31/02 among mid-cap growth funds. (overall and 3 years - 474 funds, 5 years - 334 funds)(1)

(1) See page 61 for more information about Morningstar/TM ratings.

For the fiscal year ended June 30, 2002, Artisan Mid Cap Fund declined 16.27%. The Fund's benchmark, the Russell Midcap/R Index, fell 9.23% for the period and the Fund's peer group, as measured by the Lipper Mid-Cap Core Funds Index, was off 11.56%. Calendar year-to-date, Artisan Mid Cap Fund declined 14.19%, the Fund's benchmark, the Russell Midcap Index fell 5.71% and the Fund's peer group, as measured by the Lipper Mid-Cap Core Funds Index, was off 7.31%.


          GROWTH OF AN ASSUMED $10,000 INVESTMENT (6/27/97 to 6/30/02)

          ARTISAN MID CAP FUND ($28,545)
          Russell Midcap/R Index ($14,317)
          Lipper Mid-Cap Core Funds Index ($14,485)

                            ARTISAN           Russell         Lipper Mid-Cap
                         MID CAP FUND     MidCap/R Index    Core Funds Index

6/27/97 (Inception)        10,000              10,000             10,000
                           12,550            11,292.6           11,539.6
12/97                    12,814.4            11,417.8           11,192.6
                         14,713.6            12,651.5             12,514
                         14,606.9            12,460.8           12,144.2
                         13,067.6            10,613.5           9,913.58
12/98                    17,090.2            12,570.4           12,063.4
                         17,161.7            12,511.5           11,485.2
                         19,839.4            13,869.7           12,958.1
                         19,601.4            12,677.7           12,122.9
12/99                    26,983.6            14,862.3           15,464.5
                         34,037.4            16,361.1           17,706.7
                         34,298.6            15,622.8           17,113.1
                         38,105.4            16,686.7           17,759.6
12/00                      34,311            16,088.2             16,432
                         30,389.7            14,399.9             14,550
                         34,091.7            15,772.8           16,378.3
                           26,430              12,956             13,240
12/01                      33,266              15,183             15,627
                           32,583              15,828             16,205
6/02                       28,545              14,317             14,485

                  AVERAGE ANNUAL TOTAL RETURNS (as of 6/30/02)
--------------------------------------------------------------------------------
                                                                 SINCE
 FUND / INDEX                          1-YEAR       5-YEAR     INCEPTION
 ------------------------------------------------------------------------------
 Artisan Mid Cap Fund                  -16.27%      23.34%       23.30%
 ------------------------------------------------------------------------------
 Russell Midcap/R Index                 -9.23        7.51         7.43
 ------------------------------------------------------------------------------
 Lipper Mid-Cap Core Funds Index       -11.56        7.54         7.68
 ------------------------------------------------------------------------------

PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS OR SALE OF FUND SHARES. IN TIMES OF MARKET VOLATILITY, THE FUND'S RETURN MAY VARY GREATLY OVER SHORT PERIODS OF TIME AND MAY BE MATERIALLY DIFFERENT BY THE TIME YOU RECEIVE THIS REPORT. FOR MORE CURRENT PERFORMANCE INFORMATION, VISIT WWW.ARTISANFUNDS.COM OR CALL 800.344.1770. INVESTORS SHOULD MAINTAIN REALISTIC EXPECTATIONS FOR FUTURE PERFORMANCE. THE FUND INVESTS IN GROWTH STOCKS OF MEDIUM-SIZED COMPANIES, WHICH TEND TO BE MORE VOLATILE THAN THOSE OF LARGE COMPANIES, AND HAVE UNDERPERFORMED THE STOCKS OF SMALL AND LARGE COMPANIES DURING SOME PERIODS. GROWTH STOCKS MAY FALL OUT OF FAVOR WITH INVESTORS AND UNDERPERFORM OTHER ASSET TYPES DURING A GIVEN PERIOD. THESE RISKS ARE DISCUSSED IN THE PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. Investment return and principal value will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. See page 61 for a description of each index. All index returns include reinvested dividends but do not include the payment of sales commissions or other expenses incurred in the purchase/sale of the securities included in the index.

08
------
EIGHT

-------------------------------------------------------------12 MONTH REVIEW----

Prior to the terrorist attacks of September 11, we positioned the portfolio to be early in an economic expansion, increasing our exposure to cyclicals and commercial property and casualty insurance holdings. The insurance holdings, in particular, were discounted significantly after the attacks along with a number of our technology and cyclical positions, some driven down as investors appeared to abandon hope of a near-term economic recovery.

Interest rate cuts by the Federal Reserve, aggressive fiscal stimulus proposal discussions in Washington and headway in the war on terrorism helped stimulate a rally in equities in the fourth quarter. Our garden of primarily technology and economically sensitive companies that was hit hard in the September downturn, recovered nicely to pace the portfolio.

Overall the first quarter of 2002 was difficult as a muted economic recovery hampered our investments in suppliers of discretionary capital equipment, one of the principal investment types in our garden. Other garden positions, such as wireless telecommunications, retreated significantly as their sectors suffered from declining end-market demand and excess producer capacity.

Corporate scandals occupied Wall Street as the fiscal year ended, shaking already fragile investor confidence. However, we believe disappointing earnings guidance played a significant role in the reduced growth stock valuations. Consumer staples provided a lift in the mid-cap universe with technology posting the worst performance.

For the fiscal year, our biggest gainer was specialty packager Pactiv, as new products such as Hefty Gripper garbage bags and Zoo Pals dinner plates helped sales and earnings, along with lower raw materials costs and savings in manufacturing and distribution. Anthem, an HMO, rose from depressed levels to a more realistic valuation. At audio products manufacturer Harman International, high-margin "infotainment" systems for the luxury car market boosted earnings. CNF, a freight transportation provider, gained from lower fuel prices, the restructuring of its Emery Worldwide business and a new joint venture with General Motors. Intuit, which provides software for accounting and personal finance, gained from cost savings, price increases and refinement of its customer focus to small and medium-sized businesses.

GOOD IDEAS THAT WORKED                           %
                                                --
Pactiv Corp.................................. 43.6%
Anthem, Inc.................................. 43.2
Harman International Industries, Inc......... 30.6
CNF, Inc..................................... 25.4
Intuit, Inc.................................. 17.6

GOOD IDEAS AT THE TIME                           %
                                                --
Peregrine Systems, Inc...................... -75.9%
Western Wireless Corp....................... -71.7
Charter Communications, Inc................. -64.5
Sanmina-SCI Corp............................ -52.0
Symbol Technologies, Inc.................... -46.4

For the year ended June 30, 2002, these are the holdings that made the largest dollar difference in the portfolio. While some minor holdings experienced greater percentage changes in price, the change in their dollar value did not, on an individual basis, have as meaningful an effect on the Fund's net assets. Past performance of these specific holdings is historical and does not guarantee future results.

A big disappointment was Peregrine Systems, a developer of software for IT asset management, which declined because of material accounting misstatements. Western Wireless, a rural telecom provider, and Charter Communications, a cable company, were both hurt by slowing subscriber growth and heavy debt burdens. Problems integrating a recent merger and continued weakness in its markets caused an earnings decline at Sanmina-SCI, a contract electronics manufacturer. The economic downturn hurt Symbol Technologies, which provides bar code-driven data management services, as did slowing growth of scanner sales in retail stores and reduced sales through the Internet channel.

                                    (PHOTO)
                               ANDREW C. STEPHENS
                             Lead Portfolio Manager

                                    (PHOTO)
                                 JAMES D. HAMEL
                          Associate Portfolio Manager

"Corporate scandals occupied Wall Street as the fiscal year ended, shaking already fragile investor confidence. However, we believe disappointing earnings guidance played a significant role in the reduced growth stock valuations."

                     800.344.1770  -  WWW.ARTISANFUNDS.COM

                                                                              09
                                                                           -----
                                                                            NINE

----PORTFOLIO STRATEGIES--------------------------------------------------------

"We believe that recent market volatility may foster the attrition and consolidation that can differentiate those businesses that will survive and grow from those that will fail. Our job is to identify the survivors..."

-------------------------------------------------------------------------------
Our GARDEN is where securities enter our investment process, typically in relatively small positions.

Our CROP - where we believe the Fund gets its "punching power" -- is where we concentrate our capital in larger positions. We move a holding from garden to crop when conditions appear to warrant the commitment, and when we think the holding is attractively valued and experiencing a positive profit cycle.

As the profit cycle of a company begins to plateau or valuations approach our estimate, it moves to the HARVEST and it is generally reduced or eliminated over time.

Entering the New Year we believed an economic recovery was emerging and had populated the garden, where securities enter our process, principally with firms we thought could excel in an upturn, including historically high growth companies that in our view were reasonably valued. However, the rally that closed the first half of our fiscal year deteriorated early in 2002, largely, we believe, as investors responded to disappointing earnings reports and projected growth estimates.

Despite a rally in March, we concluded that an economic upturn might be subdued due to reduced capital spending and adapted the portfolio to reflect this view. We sought more diversification and increased our exposure across the economy and altered the lineup of our holdings by seeking positions in more established franchises. For example, we believe that telecommunications and pharmaceuticals face excess capacity issues and until attrition or consolidation remedies this imbalance; they may experience sub-par growth.

We also began to reallocate assets from the garden to the crop, emphasizing larger, more established franchise names such as Novellus, Intuit and National Semiconductor. We believe that the economic environment may favor companies that have experienced or are near the completion of a consolidation stage in their industry. Generally, consolidation results in fewer, but stronger, inhabitants, that we believe may offer more attractive investment opportunities.

We continued to replant the garden through the second quarter of 2002, but a struggling economy and market volatility made finding companies prepared to enter a true profit cycle difficult, especially companies that are available at what we consider a reasonable price. Many market observers commented that hope of recovery might be giving way to capitulation. As we continued to broaden our exposure across the economy, we focused on larger mid-cap companies, such as Mattel, Dean Foods and Arthur J. Gallagher & Company. In June, a number of our high-growth companies, mostly in technology, declined significantly. We believe these companies remain well-positioned franchise companies and we added to most of them. Also, we selectively added to depressed holdings with fundamentally solid trends, such as RPM, a world leader in specialty coatings, and long-time holding Nabors Industries.

SECTOR DIVERSIFICATION

SECTOR                   6/30/01 6/30/02 SECTOR                 6/30/01  6/30/02
--------------------------------------------------------------------------------
Auto & Transportation      1.4%    4.1%  Other                    4.8%     2.3%
--------------------------------------------------------------------------------
Consumer Discretionary     7.3    15.3   Other Energy             5.7      6.5
--------------------------------------------------------------------------------
Consumer Staples           1.3     1.4   Producer Durables        9.5      6.0
--------------------------------------------------------------------------------
Financial Services        15.1    15.7   Technology              22.5     19.1
--------------------------------------------------------------------------------
Healthcare                10.5    11.2   Utilities                8.7      1.7
--------------------------------------------------------------------------------
Integrated Oils            0.0     0.0   Other assets less
                                            liabilities           5.4      6.8
--------------------------------------------------------------------------------
Materials & Processing     7.8     9.9   TOTAL                  100.0%   100.0%
--------------------------------------------------------------------------------

As a percentage of total net assets as of June 30, 2001 and June 30, 2002, respectively.

Our purchases and sales, combined with stock-price changes, resulted in a number of changes to sector weightings since June 30, 2001. Sectors where our exposure rose included auto & transportation, consumer discretionary, financial services, energy, healthcare and materials & processing. Our exposure declined in producer durables, technology and utilities. Technology, although slightly lower, remained our largest commitment.

10
----
TEN

---------------------------------------------------PORTFOLIO CHARACTERISTICS----

On June 30, 2002, the portfolio held 77 stocks (up from 65 a year earlier), and our Top Ten holdings represented 27.6% of net assets. Our median market cap was $3.3 billion, down from $3.5 billion on December 31 and $4.3 billion on June 30, 2001. Based on our 2002 estimates, our stocks were selling at 22.5X weighted average earnings, and their weighted average earnings growth rate (3-5 years) was 17.8%. For definitions of portfolio statistics, please refer to Notes on Portfolio Statistics on page 61.

TOP 10 HOLDINGS
COMPANY NAME                                                      %
--------------------------------------------------------------------------------
Pactiv Corporation                                                4.1%
--------------------------------------------------------------------------------
Intuit, Inc.                                                      3.5
--------------------------------------------------------------------------------
XL Capital Limited                                                3.1
--------------------------------------------------------------------------------
Comerica, Inc.                                                    2.7
--------------------------------------------------------------------------------
National Semiconductor Corporation                                2.7
--------------------------------------------------------------------------------
Nabors Industries, Inc.                                           2.6
--------------------------------------------------------------------------------
CNF, Inc.                                                         2.5
--------------------------------------------------------------------------------
Rohm and Haas Company                                             2.4
--------------------------------------------------------------------------------
Lamar Advertising Company                                         2.0
--------------------------------------------------------------------------------
Novellus Systems, Inc.                                            2.0
--------------------------------------------------------------------------------
TOTAL                                                            27.6%

As a percentage of total net assets as of June 30, 2002. Portfolio holdings are subject to change.

We are reluctant to predict the duration or severity of the current downturn. We believe many investors are waiting for clarity on corporate profitability before making investment decisions; however, we suspect that the upcoming earnings season may not provide meaningful guidance. We do not anticipate a material change in the market until evidence of a sustainable upward move in the business cycle emerges.

We believe that recent market volatility may foster the attrition and consolidation that can differentiate those businesses that will survive and grow from those that will fail. Our job is to identify the survivors and nurture them in our garden until economic conditions enable them to enter attractive profit cycles. In our opinion, the current market contains few firms offering true profit cycles available at anything approaching what we view as a reasonable value. However, we believe our portfolio is populated with holdings that could participate fully when the economy rebounds. We must patiently plant many seeds and wait for profits to materialize.

/s/Andrew C. Stevens                    /s/James D. Hamel

"In our opinion, the current market contains few firms offering true profit cycles available at anything approaching what we view as a reasonable value. However, we believe our portfolio is populated with holdings that could participate fully when the economy rebounds. We must patiently plant many seeds and wait for profits to materialize."

                     800.344.1770  -  WWW.ARTISANFUNDS.COM

                                                                              11
                                                                         -------
                                                                          ELEVEN

ARTISAN
MID CAP VALUE
FUND

----INVESTMENT APPROACH---------------------------------------------------------

Artisan Mid Cap Value Fund pursues long-term capital growth through a diversified portfolio of medium-sized company stocks that it believes are undervalued and offer a controlled level of risk. The Fund invests chiefly in companies with market capitalizations of $1.2 to $10 billion. The management team looks for stocks that are significantly underpriced in the market place. From among these undervalued companies, the management team tries to identify through in-depth analysis those firms that provide a controlled level of risk through financial strength and favorable economics.

----PERFORMANCE---------------------------------------------------------------

"We ended our first full quarter as the new portfolio management team on March 31, 2002, believing the portfolio transitioning process was more than 80% complete."

For the fiscal year ended June 30, 2002, Artisan Mid Cap Value Fund declined 2.37%. The Fund's benchmark, the Russell Midcap/R Value Index, gained 1.92%, and the Fund's peer group, as measured by the Lipper Mid-Cap Value Funds Index, lost 2.47%. Calendar year-to-date, Artisan Mid Cap Value Fund gained 2.08%, its benchmark, the Russell Midcap/R Value Index rose 2.86%, and the Fund's peer group, as measured by the Lipper Mid-Cap Value Funds Index, declined 2.99%.

          GROWTH OF AN ASSUMED $10,000 INVESTMENT (3/28/01 to 6/30/02)

          ARTISAN MID CAP VALUE FUND ($10,915)
          Russell Midcap/R Value Index ($11,074)
          Lipper Mid-Cap Value Funds Index ($10,870)
          Russell Midcap/R Index ($10,040)



                     ARTISAN      Russell MidCap/R  Lipper Mid-Cap     Russell
                MIDCAP VALUE FUND    Value Index  Value Funds Index MidCap/R Index

3/28/01 (Inception)   10,000          10,000          10,000            10,000
6/01                  11,180          10,865          11,146            11,061
9/01                   9,150           9,610           9,777             9,085
12/01                 10,693          10,766          11,206            10,647
3/02                  11,328          11,616          11,904            11,099
6/02                  10,915          11,074          10,870            10,040


                  AVERAGE ANNUAL TOTAL RETURNS (as of 6/30/02)
--------------------------------------------------------------------------------
                                                                 SINCE
 FUND / INDEX                          1-YEAR       5-YEAR     INCEPTION
 ------------------------------------------------------------------------------
 Artisan Mid Cap Value Fund             -2.37         NA         7.21%
 ------------------------------------------------------------------------------
 Lipper Mid-Cap Value Funds Index       -2.47         NA          6.86
 ------------------------------------------------------------------------------
 Russell Midcap/R Value Index            1.92         NA          8.45
 ------------------------------------------------------------------------------
 Russell Midcap/R Index                 -9.23         NA          0.32
 ------------------------------------------------------------------------------

PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS OR SALE OF FUND SHARES. IN TIMES OF MARKET VOLATILITY, THE FUND'S RETURN MAY VARY GREATLY OVER SHORT PERIODS OF TIME AND MAY BE MATERIALLY DIFFERENT BY THE TIME YOU RECEIVE THIS REPORT. FOR MORE CURRENT PERFORMANCE INFORMATION, VISIT WWW.ARTISANFUNDS.COM OR CALL 800.344.1770. INVESTORS SHOULD MAINTAIN REALISTIC EXPECTATIONS FOR FUTURE PERFORMANCE. THE FUND'S PERFORMANCE REFLECTS CERTAIN FEE WAIVERS AND THE ADVISER'S AGREEMENT TO REIMBURSE THE FUND FOR EXPENSES IN EXCESS OF 2.00% OF AVERAGE NET ASSETS ANNUALLY. THOSE WAIVERS AND THAT AGREEMENT, WHICH MAY BE TERMINATED AT ANY TIME, HAVE BEEN IN EFFECT SINCE THE FUND'S INCEPTION AND HAVE HAD A MATERIAL IMPACT ON THE FUND'S TOTAL RETURN, WHICH WOULD BE LOWER IN THEIR ABSENCE. THE FUND INVESTS IN VALUE STOCKS OF MEDIUM-SIZED COMPANIES, WHICH TEND TO BE MORE VOLATILE THAN THOSE OF LARGE COMPANIES, AND HAVE UNDERPERFORMED THE STOCKS OF SMALL AND LARGE COMPANIES DURING SOME PERIODS. VALUE STOCKS MAY FALL OUT OF FAVOR WITH INVESTORS AND UNDERPERFORM OTHER ASSET TYPES DURING A GIVEN PERIOD. THESE RISKS ARE DISCUSSED IN THE PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. Investment return and principal value will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. See page 61 for a description of each index. All index returns include reinvested dividends but do not include the payment of sales commissions or other expenses incurred in the purchase/sale of the securities included in the index.

12
-------
TWELVE

-------------------------------------------------------------12 MONTH REVIEW----

Although the Fund began operations in March 2001, we assumed portfolio management responsibilities in late November and by then the market had staged a strong rally from its September lows. We did not believe bargains were abundant, but proceeded to adjust the portfolio to reflect our investment criteria. Rising valuations through December prompted the sale of certain holdings, especially in technology, healthcare and retail. Other sales represented a transition to our investment ideas.

The first three months of 2002 brought a broad-based upward move in the mid-cap value sector. Energy, cyclicals and the interest-sensitive financials led the charge, appearing to ride a wave of increased investor confidence that an economic turnaround was underway. Healthcare and technology were weaker, continuing a pattern from previous periods. We benefited from our exposure to energy and electric utilities, but we were light in some of the key industrial-related categories. Although we were active buyers early in 2002, our cash position remained higher than normal because rising valuations and a desire to transition the portfolio to securities we favored often led us to sell more than we purchased.

The second quarter of 2002 proved unkind to almost all equity investors as stocks declined across the board, though value strategies usually fared better than other styles. Our minimal exposure to the seemingly always volatile technology sector helped us avoid the worst of the market's woes, although our telecom and utility holdings dampened performance. These industries were each in the line of fire as investors reacted to a mix of headline risk and economic risk. However, our housing-related holdings generated generally good returns, benefiting in one form or another from declining mortgage rates.

During the fiscal year, two of our best performers were title insurer Fidelity National Financial and mortgage originator Countrywide Credit Industries. Both benefited from low mortgage rates and strength in the housing market. Pentair, an industrial conglomerate, saw early success from a program of restructuring and cost reduction. At Apache Corp., an energy exploration and production company, output increased substantially and drilling efforts proved quite successful. Domtar, a paper company, benefited from a weak dollar, which helped boost the competitiveness of North American paper producers.

GOOD IDEAS THAT WORKED                                     %
                                                          --
Fidelity National Financial, Inc....................... 46.0%
Pentair, Inc........................................... 38.3
Apache Corp............................................ 29.8
Domtar, Inc............................................ 22.7
Countrywide Credit Industries, Inc..................... 13.9

GOOD IDEAS AT THE TIME                                     %
                                                          --
Providian Financial Corp.............................. -65.1%
Reliant Resources, Inc................................ -42.8
Dana Corp............................................. -33.7
American Tower Corp................................... -33.2
Telephone and Data Systems, Inc....................... -32.1

For the year ended June 30, 2002, these are the holdings that made the largest dollar difference in the portfolio. While some minor holdings experienced greater percentage changes in price, the change in their dollar value did not, on an individual basis, have as meaningful an effect on the Fund's net assets. Past performance of these specific holdings is historical and does not guarantee future results.

The year's biggest loser was Providian Financial, a credit card provider, which was sold before we began to manage the portfolio. Substantial credit losses resulted from its strategy of targeting sub-prime borrowers. Reliant Resources, an electric utility and power merchant, fell after revealing it had entered into revenue-inflating trades. Dana Corporation, an auto parts manufacturer, faced narrowing margins resulting from a decline in auto production. American Tower, which operates wireless and broadcast towers, and telecom service provider Telephone and Data Systems, both declined as investors reassessed the earning potential of the telecom sector.


                                    (PHOTO)
                                JAMES C. KIEFFER
                              Portfolio Co-Manager

                                    (PHOTO)
                              SCOTT C. SATTERWHITE
                              Portfolio Co-Manager

"The second quarter proved unkind to almost all equity investors as stocks declined across the board, though value strategies usually fared better than other styles. Our minimal exposure to the seemingly always volatile technology sector helped us avoid the worst of the market's woes..."

                     800.344.1770  -  WWW.ARTISANFUNDS.COM

                                                                              13
                                                                       ---------
                                                                        THIRTEEN

----PORTFOLIO STRATEGIES--------------------------------------------------------

"The transition process included buying as the result of our traditional efforts of sorting through the currently out of favor list to find companies we felt offered reasonably balanced risk and reward. We also swapped holdings within industries in an attempt to upgrade our portfolio."

We ended our first full quarter as the new portfolio management team on March 31, 2002, believing the portfolio transitioning process was more than 80% complete. The transition process included buying as the result of our traditional efforts of sorting through the currently out of favor list to find companies we felt offered reasonably balanced risk and reward. We also swapped holdings within industries in an attempt to upgrade our portfolio.

A combination of rising valuations and our desire to move into our own ideas drove other selling activity. For example, we bought AvalonBay Communities, an owner of high-end apartment communities, when it faced what we considered temporary rent and occupancy challenges brought on by rising unemployment. When negative earnings announcements led to a general waste disposal industry sell-off, we bought Republic Services, because it offered attractive free cash flow and was buying back its shares. The market discounted industrial manufacturer Harsco Corporation and jewelry retailer Zale Corp., but we believe they offer attractive earnings potential. Also, we increased our utility and natural gas holdings.

Swaps, where we believe we were able to enhance the quality of our holdings by selling a security and buying another in the same industry, included replacing one rural telecom provider, Centurytel, with another, Citizens Communications. Both have similar business models, but in our view Citizens offered greater value and management was more aligned with shareholders interests.

As the market tumbled in the second quarter of 2002, responding to earnings disappointments and unsettling accounting and management revelations, a number of companies slumped to prices that in our view more than compensated for their investment risk. Examples include specialty finance company Student Loan Corp., Dover Inc., an industrial conglomerate, and energy services transport provider Tidewater Corp. Also, the market discounted several companies due to uncertainty regarding their efforts to transform their businesses. Trizec Properties, a REIT, and coal company Peabody Energy each appear to be in the early stages of completing a shift in corporate strategy.

SECTOR DIVERSIFICATION

SECTOR                       6/30/01 6/30/02 SECTOR            6/30/01   6/30/02
--------------------------------------------------------------------------------
Auto & Transportation           1.9%   1.3%  Other Energy        4.9%     15.2%
--------------------------------------------------------------------------------
Consumer Discretionary         21.6    9.7   Producer Durables   4.5      10.0
--------------------------------------------------------------------------------
Consumer Staples                1.9    0.0   Technology         12.7       2.2
--------------------------------------------------------------------------------
Financial Services             12.9   30.3   Utilities           8.7      12.2
--------------------------------------------------------------------------------
Healthcare                      8.9    1.7   Other               2.9       0.0
--------------------------------------------------------------------------------
Integrated Oils                 0.0    0.0   Other assets less
                                             liabilities        10.1       9.1
--------------------------------------------------------------------------------
Materials & Processing          9.0    8.3   TOTAL             100.0%    100.0%
--------------------------------------------------------------------------------

As a percentage of total net assets as of June 30, 2001 and June 30, 2002, respectively.

The Fund's portfolio is diversified by sector, though we ended the fiscal year with a bias toward financial services, energy and utilities. Our sector exposure is a result of our company-by-company stock selection efforts and is not based on a theme approach or top-down, macroeconomic analysis. Simply stated, our sector weightings will fluctuate with the opportunities the market presents.

14
---------
FOURTEEN

---------------------------------------------------PORTFOLIO CHARACTERISTICS----

On June 30, 2002, the Fund held 49 stocks with a median market cap of $3.2 billion and a weighted average market cap of $3.8 billion. Our Top Ten holdings represented 29.0% of Fund assets. Based on 2002 estimates, our stocks are selling at a weighted average P/E of 13.5X and a median P/B of 1.8X. For definitions of portfolio statistics, please refer to Notes on Portfolio Statistics on page 61.

TOP 10 HOLDINGS

COMPANY NAME                                                       %
--------------------------------------------------------------------------------
Countrywide Credit Industries, Inc.                              4.2%
--------------------------------------------------------------------------------
The Student Loan Corporation                                     3.9
--------------------------------------------------------------------------------
Apache Corporation                                               3.7
--------------------------------------------------------------------------------
White Mountains Insurance Group, Ltd.                            3.0
--------------------------------------------------------------------------------
Ingersoll-Rand Company, Ltd.                                     2.6
--------------------------------------------------------------------------------
Alliance Capital Management Holding L.P.                         2.6
--------------------------------------------------------------------------------
Trizec Properties, Inc.                                          2.5
--------------------------------------------------------------------------------
XTO Energy, Inc.                                                 2.2
--------------------------------------------------------------------------------
Newfield Exploration Company                                     2.2
--------------------------------------------------------------------------------
MeadWestvaco Corporation                                         2.1
--------------------------------------------------------------------------------
TOTAL                                                           29.0%

As a percentage of total net assets as of June 30, 2002. Portfolio holdings are subject to change.

Uncertainty creates anxiety that can lead to declining investor confidence, in the market or individual securities, which is one key to generating market inefficiencies value investors look to exploit. Surveying the market volatility that carried over from the end of the fiscal year into July, we believe investor anxiety has risen indeed, and the market appears to be moving valuations in a direction we find more attractive.

We intend to examine these potential opportunities closely, mixing optimism with skepticism, and act when we believe the risk/reward tradeoff is favorable. Our single-minded focus on long-term fundamentals in combination with an attractive purchase price has served us well in a variety of prior market conditions. We remain confident that this is the correct approach not only for today's market, but for tomorrow's market as well.

/s/James Kieffer                 /s/Scott C. Satterwhite

"Our single-minded focus on long-term fundamentals in combination with an attractive purchase price has served us well in a variety of prior market conditions. We remain confident that this is the correct approach not only for today's market, but for tomorrow's market as well."

                     800.344.1770  -  WWW.ARTISANFUNDS.COM

                                                                              15
                                                                        --------
                                                                         FIFTEEN

ARTISAN
SMALL CAP FUND

----INVESTMENT APPROACH---------------------------------------------------------

Artisan Small Cap Fund pursues long-term capital growth through a diversified portfolio of underfollowed, small growth companies. The Fund strives to identify those companies between $200 million and $1.5 billion in market capitalization with the greatest prospects for growth. Through intensive research on each potential investment, the Fund determines a company's "intrinsic value" - the price a strategic buyer would pay to own the entire company. In general, the Fund purchases stocks of those growth companies that are currently at a substantial discount to this intrinsic value. Due to the Fund's attention to stock valuations, this strategy is often characterized as "growth-at-a-reasonable-price."

----PERFORMANCE-----------------------------------------------------------------

"In an uneven market environment, we want to stick with high quality, well-managed companies that in our view are positioned to grow once the earnings picture improves."

For the fiscal year ended June 30, 2002, Artisan Small Cap Fund declined 13.90%. The Fund's benchmark index, the Russell 2000/R Index, lost 8.60% and the Fund's peer group, as measured by the Lipper Small Cap Core Funds Index, declined 4.94%. Calendar year-to-date, Artisan Small Cap Fund was off 13.99%, its benchmark, the Russell 2000/R Index, dropped 4.70% and the Fund's peer group, as measured by the Lipper Small Cap Core Funds Index, declined 5.42%.

          GROWTH OF AN ASSUMED $10,000 INVESTMENT (3/28/95 to 6/30/02)

          ARTISAN SMALL CAP FUND ($17,886)
          Russell 2000/R Index ($19,633)
          Lipper Small-Cap Core Funds Index ($22,199)

                         ARTISAN        Russell 200/R      Lipper Small-Cap
                      SMALL CAP FUND         Index          Core Funds Index

3/28/95 (Inception)        10,000              10,000             10,000
                           10,050              10,000           10,004.6
                           11,520            10,961.8           10,706.4
                           12,650            12,044.4           11,873.7
12/95                      13,283            12,305.4             12,193
                           14,059            12,933.4           13,035.8
                         14,784.6            13,580.3           13,902.6
                         14,159.8            13,626.2           13,988.9
12/96                    14,857.9            14,335.1           14,474.1
                         14,149.9            13,593.9           13,682.8
                         16,459.2            15,797.5           16,002.6
                         18,626.9            18,148.6           18,684.9
12/97                    18,226.3            17,540.9           17,692.1
                         19,565.9            19,305.3           19,617.8
                         18,883.2            18,405.3             18,711
                           13,976            14,697.4           14,594.9
12/98                    15,770.7            17,094.4           17,048.7
                         13,891.2            16,167.2           15,609.2
                         15,671.8            18,681.4           17,991.2
                         15,530.5            17,500.2           17,223.4
12/99                    18,794.9            20,728.1           20,488.2
                         21,211.3            22,196.5           22,601.6
                         20,759.1            21,357.4           22,240.2
                         19,685.2            21,593.6           22,865.5
12/00                    18,531.4            20,101.9           21,908.7
                         17,744.4            18,794.2           20,243.5
                         20,773.6            21,479.5           23,353.2
                           16,571              17,014             19,268
12/01                      20,795              20,602             23,471
                           20,481              21,422             24,308
6/02                       17,886              19,633             22,199

                  AVERAGE ANNUAL TOTAL RETURNS (as of 6/30/02)
--------------------------------------------------------------------------------
                                                                 SINCE
 FUND / INDEX                              1-YEAR    5-YEAR    INCEPTION
 ------------------------------------------------------------------------------
 Artisan Small Cap Fund                    -13.90%     1.68%     8.34%
 ------------------------------------------------------------------------------
Russell 2000R Index                         -8.60      4.44      9.74
 ------------------------------------------------------------------------------
 Lipper Small-Cap Core Funds Index          -4.94      6.76     11.61
 ------------------------------------------------------------------------------

PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS OR SALE OF FUND SHARES. IN TIMES OF MARKET VOLATILITY, THE FUND'S RETURN MAY VARY GREATLY OVER SHORT PERIODS OF TIME AND MAY BE MATERIALLY DIFFERENT BY THE TIME YOU RECEIVE THIS REPORT. FOR MORE CURRENT PERFORMANCE INFORMATION, VISIT WWW.ARTISANFUNDS.COM OR CALL 800.344.1770. INVESTORS SHOULD MAINTAIN REALISTIC EXPECTATIONS FOR FUTURE PERFORMANCE. STOCKS OF SMALLER COMPANIES MAY PRESENT ADDITIONAL RISKS INCLUDING A SHORTER HISTORY OF OPERATIONS, HIGHER VOLATILITY AND LESS LIQUIDITY. THE FUND INVESTS IN GROWTH STOCKS, WHICH MAY FALL OUT OF FAVOR WITH INVESTORS AND UNDERPERFORM OTHER ASSET TYPES DURING A GIVEN PERIOD. THESE RISKS ARE DISCUSSED IN THE PROSPECTUS.
PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. Investment return and principal value will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. See page 61 for a description of each index. All index returns include reinvested dividends but do not include the payment of sales commissions or other expenses incurred in the purchase/sale of the securities included in the index.

16
--------
SIXTEEN

-------------------------------------------------------------12 MONTH REVIEW----

When the fiscal year began, reduced earnings expectations from many companies helped fuel additional market volatility. The terrorist attacks on September 11 accelerated the market retreat as the market responded with unusually broad and deep volatility. However, as 2001 came to a close, investor enthusiasm appeared to begin to take a more positive tone, perhaps because investors believed that the economy might have bottomed and they reacted to reports describing the achievements regarding the war on terrorism. Equities, including small-caps, ended the year with a sharp rally.

In January and February, concerns about bankruptcies, accounting scandals and tempered expectations for an economic recovery kept pressure on equities. But in March, signs of a possible upturn in the economy brought a solid, broad-based rally among small-cap stocks.

After somewhat uneven market activity in April, the investment environment worsened progressively. Concerns over the timing and strength of the economic recovery combined with another round of accounting irregularity revelations, corporate fraud accusations and international tension, especially in the Middle East and Kashmir, brought significant selling pressure throughout May and June.

Even with a market environment that was unfavorable generally throughout the fiscal year we had a number of holdings with attractive gains. Our top performer was Wintrust Financial with seven suburban Chicago community bank subsidiaries that showed attractive earnings from continued growth in net interest income and fee-based revenues and a recent acquisition. Mid Atlantic Medical Services, a managed healthcare provider, saw improving profitability under a new management team.

GOOD IDEAS THAT WORKED                                     %
                                                          --
Wintrust Financial Corp................................ 71.3%
Mid Atlantic Medical Services, Inc..................... 52.0
Advisory Board Company................................. 50.9
Stage Stores, Inc...................................... 32.7
Unilab Corp............................................ 26.2

GOOD IDEAS AT THE TIME                                     %
                                                          --
SBA Communications Corp............................... -69.7%
GlobespanVirata, Inc.................................. -61.7
Alamosa Holdings, Inc................................. -56.5
DMC Stratex Networks, Inc............................. -49.3
Tekelec............................................... -45.5

For the year ended June 30, 2002, these are the holdings that made the largest dollar difference in the portfolio. While some minor holdings experienced greater percentage changes in price, the change in their dollar value did not, on an individual basis, have as meaningful an effect on the Fund's net assets. Past performance of these specific holdings is historical and does not guarantee future results.

Advisory Board, which provides best practices research to the healthcare industry, has what we view as a very predictable earnings profile, which we believe investors value in these uncertain times. Stage Stores, a small-town retailer of branded fashion apparel, experienced increases in sales and profits as a new management team restructured operations. Unilab, a clinical lab testing company, rose in response to a takeover offer and revenue growth driven by volume and pricing expansion.

Telecommunications holdings provided many of our biggest disappointments. Heading the list for the fiscal period was SBA Communications, a telecom tower company. It declined as the telecom industry stopped building new antennas and investors became concerned about the company's ability to service its heavy debt load. GlobespanVirata, a chipmaker for high-speed networks, declined on earnings losses reflecting slower-than-expected DSL implementation. However, we added to our position, because the company is still a category leader and we believe its financial condition is sound. Telecom positions Alamosa Holdings, DMC Stratex Networks and Tekelec were discounted as the market re-evaluated the long-term prospects of the telecommunications industry.

                                    (PHOTO)
                               CARLENE M. ZIEGLER
                              Portfolio Co-Manager

                                    (PHOTO)
                               MARINA T. CARLSON
                              Portfolio Co-Manager

"We remain optimistic about the outlook for small-caps relative to large-caps. As we mentioned in previous communications, small-caps have historically tended to outperform off the bottom of an economic cycle, especially if inflation is low. We believe that this may be a scenario that appears in the second half of 2002."

                     800.344.1770  -  WWW.ARTISANFUNDS.COM

                                                                              17
                                                                      ----------
                                                                       SEVENTEEN

----PORTFOLIO STRATEGIES--------------------------------------------------------

"We initiated positions in a number of firms that, although tied to the economy, have company-specific competitive advantages that we believe allowed them to fare well during the slowdown and may be positioned to gain in a recovery."

Although our energy, technology and retail holdings displayed strong performance in the first three months of 2002, their gains were overshadowed by underperformance of our telecom-related stocks. Performance was also hampered by a lack of exposure to financial services and cyclicals, two sectors that demonstrated strength during the first quarter. Although we began to find more attractive cyclicals, we remain skeptical about financials. We believe the sector has a shortage of firms with the potential for above average returns and interest rates may rise, putting downward pressure on the sector.

We initiated positions in a number of firms that, although tied to the economy, have company-specific competitive advantages that we believe allowed them to fare well during the slowdown and may be positioned to gain in a recovery. Examples include steel processor Gibraltar Steel and homebuilder Beazer Homes. We sold a number of less-cyclical companies, particularly in healthcare, that in our view were no longer appropriately valued and had company-specific issues that limited their near-term earnings.

In the second quarter of 2002 we were selling technology and telecom holdings as the market continued to discount the sectors. Although we believe in their viability, in our opinion, the outlook for many of these businesses has eroded so badly they are unlikely to recover soon.

We added to our consumer discretionary holdings with buys such as Tweeter Home Entertainment, a high-end retailer of audio and video home electronics, and Electronics Boutique, a leading video game hardware and software retailer. We bought LIN TV, a television broadcaster that recently returned to the public market. Other consumer buys included Alliance Gaming, a manufacturer of slot machines and other advanced gaming devices for casinos, and SCP Pool, the largest distributor in the U.S. of swimming pool chemicals and supplies.

SECTOR DIVERSIFICATION

SECTOR                  6/30/01 6/30/02  SECTOR            6/30/01      6/30/02
--------------------------------------------------------------------------------
Auto & Transportation      2.9%    4.4%  Other Energy         4.1%         8.2%
--------------------------------------------------------------------------------
Consumer Discretionary    18.1    22.0   Producer Durables    8.5         10.6
--------------------------------------------------------------------------------
Consumer Staples           1.6     1.9   Technology          17.8         16.8
--------------------------------------------------------------------------------
Financial Services        16.6    13.3   Utilities            6.3          3.1
--------------------------------------------------------------------------------
Healthcare                13.3    13.3   Other assets less
                                            liabilities       4.3          1.8
--------------------------------------------------------------------------------
Materials & Processing     6.5     4.6   TOTAL              100.0%        100.0%
--------------------------------------------------------------------------------

As a percentage of total net assets as of June 30, 2001 and June 30, 2002, respectively.

Throughout the fiscal year, our holdings remained broadly diversified by economic sector. By fiscal year-end, however, our portfolio activity resulted in increased exposure to the auto & transportation, consumer discretionary, consumer staples, energy and producer durables. Our weightings in financial services, materials & processing, technology and utilities declined.

Our sector exposure results from picking stocks on a company-by-company basis. And our process includes a commitment to broad diversification. We believe that exposure to most market segments enhances opportunity while moderating risk.


18
---------
EIGHTEEN

----PORTFOLIO CHARACTERISTICS---------------------------------------------------

At June 30, 2002, the Fund held 68 stocks. Our Top Ten holdings comprised 21.0% of net assets, and seven of these positions represented 2% or more of assets. Our median market capitalization was $641 million, versus $846 million a year earlier, and our weighted average market cap was $793 million. Based on 2002 estimates, our portfolio's weighted average P/E was 19.0X, and its weighted average growth rate (3-5 years) was 21.7%. In other words, we own these stocks at what we consider an attractive discount to the estimated growth rate of the underlying companies. For definitions of portfolio statistics, please refer to Notes on Portfolio Statistics on page 61.

TOP 10 HOLDINGS

COMPANY NAME                                                     %
--------------------------------------------------------------------------------
Commonwealth Telephone Enterprises, Inc.                         2.6%
--------------------------------------------------------------------------------
Charles River Laboratories International, Inc.                   2.3
--------------------------------------------------------------------------------
Axcelis Technologies, Inc.                                       2.2
--------------------------------------------------------------------------------
IPC Holdings, Ltd.                                               2.1
--------------------------------------------------------------------------------
DSP Group, Inc.                                                  2.1
--------------------------------------------------------------------------------
Photronics, Inc.                                                 2.0
--------------------------------------------------------------------------------
Wintrust Financial Corporation                                   2.0
--------------------------------------------------------------------------------
The Men's Wearhouse, Inc.                                        1.9
--------------------------------------------------------------------------------
Stage Stores, Inc.                                               1.9
--------------------------------------------------------------------------------
Duane Reade, Inc.                                                1.9
--------------------------------------------------------------------------------
TOTAL                                                           21.0%

As a percentage of total net assets as of June 30, 2002. Portfolio holdings are subject to change.

We believe the market volatility may continue until we see evidence of a meaningful, sustainable recovery in corporate profits. The sharp sell-off we experienced since June 30 may be an indication that the "capitulation" many market observers have been waiting for is beginning. We dislike the recent volatility. However, we believe this is also a time of opportunity when we may be able to take advantage of price declines to establish positions in companies that we believe have attractive growth potential.

In an uneven market environment, we want to stick with high quality, well-managed companies that in our view are positioned to grow once the earnings picture improves. We remain optimistic about the outlook for small-caps relative to large-caps. As we mentioned in previous communications, small-caps have historically tended to outperform off the bottom of an economic cycle, especially if inflation is low. We believe that this may be a scenario that appears in the second half of 2002.

"We dislike the recent volatility. However, we believe this is also a time of opportunity when we may be able to take advantage of price declines to establish positions in companies that we believe have attractive growth potential."

/s/Carlene M. Ziegler         /s/Marina T. Carlson


                     800.344.1770  -  WWW.ARTISANFUNDS.COM

                                                                              19
                                                                       ---------
                                                                        NINETEEN

ARTISAN
SMALL CAP VALUE
FUND

----INVESTMENT APPROACH---------------------------------------------------------

Artisan Small Cap Value Fund pursues long-term capital growth through a diversified portfolio of small company stocks that it believes are undervalued and offer a controlled level of risk. The Fund invests chiefly in companies with a market capitalization of less than $1.2 billion. The management team looks for stocks that are significantly underpriced in the marketplace. From among these undervalued companies the management team tries to identify through in-depth analysis those firms that provide a controlled level of risk through financial strength and favorable economics.

PERFORMANCE---------------------------------------------------------------------

Artisan Small Cap Value Fund received a four star Overall Morningstar RatingTM and four stars for the 3-year period ended 7/31/02, out of 204 small value funds.(1)

(1) See page 61 for more information about MorningstarTM ratings.

For the fiscal year that ended June 30, 2002, Artisan Small Cap Value Fund gained 9.65%, outperforming both its benchmark, the Russell 2000R Value Index, which rose 8.49%, and its peer group, as measured by the Lipper Small-Cap Value Funds Index, was up 5.10%. Calendar year-to-date, Artisan Small Cap Value Fund gained 6.31%, its benchmark, the Russell 2000/R Value Index, rose 7.26%, and its peer group, as measured by the Lipper Small-Cap Value Funds Index, increased 3.58%.
          GROWTH OF AN ASSUMED $10,000 INVESTMENT (9/29/97 to 6/30/02)

          ARTISAN SMALL CAP VALUE FUND ($16,573)
          Russell 2000/R Index ($10,881)
          Lipper Small-Cap Value Funds Index ($13,238)
          Russell 2000/R Value Index ($14,147)



                  ARTISAN SMALL CAP  Russell 2000/R  Lipper Small-Cap  Russell 2000/R
                     VALUE FUND          Index       Value Funds Index   Value Index

9/29/97 (Inception)     10,000          10,000            10,000          10,000
                         9,990        10,058.5            10,000        10,050.7
12/97                   10,310        9,721.63          9,840.74        10,219.7
                        11,220        10,699.5          10,724.8          11,073
                        11,370        10,200.7          10,252.6        10,673.2
                       9,078.7        8,145.69          8,243.06        8,765.13
12/98                 9,716.55        9,474.19          9,180.34        9,560.36
                      9,270.05        8,960.27          8,213.26        8,633.62
                        11,258        10,353.7          9,715.44          10,063
                      10,790.3        9,699.08          8,978.19        9,275.84
12/99                 11,214.5          11,488           9,301.3        9,418.09
                      11,391.1        12,301.9           9,690.7        9,778.03
                      11,733.3        11,836.9           9,817.5        9,968.82
                        12,517        11,967.8          10,492.4        10,700.5
12/00                 13,550.4          11,141            10,860        11,567.8
                      13,793.6        10,416.2          11,174.5        11,680.3
                      15,113.9        11,904.5          12,595.3        13,039.5
                        13,330           9,430            10,781          11,301
12/01                   15,589          11,418            12,781          13,190
                        17,052          11,873            13,801          14,454
6/02                    16,573          10,881            13,238          14,147


                  AVERAGE ANNUAL TOTAL RETURNS (as of 6/30/02)
--------------------------------------------------------------------------------
                                                                      SINCE
 FUND / INDEX                             1-YEAR        3-YEAR      INCEPTION
 ------------------------------------------------------------------------------
 Artisan Small Cap Value Fund             9.65%         13.76%       11.22%
 ------------------------------------------------------------------------------
 Russell 2000R Index                      -8.60           1.67         1.79
 ------------------------------------------------------------------------------
 Lipper Small-Cap Value Funds Index        5.10          10.71         6.08
 ------------------------------------------------------------------------------
 Russell 2000R Value Index                 8.49          12.02         7.58
 ------------------------------------------------------------------------------

PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS OR SALE OF FUND SHARES. IN TIMES OF MARKET VOLATILITY, THE FUND'S RETURN MAY VARY GREATLY OVER SHORT PERIODS OF TIME AND MAY BE MATERIALLY DIFFERENT BY THE TIME YOU RECEIVE THIS REPORT. FOR MORE CURRENT PERFORMANCE INFORMATION, VISIT WWW.ARTISANFUNDS.COM OR CALL 800.344.1770. INVESTORS SHOULD MAINTAIN REALISTIC EXPECTATIONS FOR FUTURE PERFORMANCE. STOCKS OF SMALLER COMPANIES MAY PRESENT ADDITIONAL RISKS INCLUDING A SHORTER HISTORY OF OPERATIONS, HIGHER VOLATILITY AND LESS LIQUIDITY. THE FUND INVESTS IN VALUE STOCKS, WHICH MAY FALL OUT OF FAVOR WITH INVESTORS AND UNDERPERFORM OTHER ASSET TYPES DURING A GIVEN PERIOD. THESE RISKS ARE DISCUSSED IN THE PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. Investment return and principal value will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. See page 61 for a description of each index. All index returns include reinvested dividends but do not include the payment of sales commissions or other expenses incurred in the purchase/sale of the securities included in the index.

20
-------
TWENTY

-------------------------------------------------------------12 MONTH REVIEW----

The fiscal year began with broad downward earnings revisions that continued through early September, sapping consumer confidence and pulling the market down. The horrific terrorist attacks fueled sharper declines and investors confronted a clearly negative near-term economic environment. The portfolio retreated, largely as our cyclical and energy positions were out of favor in a slowing economy, and declined further after September 11.

Equities rallied as 2001 ended, with aggressive monetary policy and possible federal spending increases kindling hope for an economic recovery in 2002. Our industrial and consumer cyclicals generally moved higher as investors anticipated a rebound. For the most part, our insurance holdings rallied on expectations the market would tolerate pricing increases.

Equities were mixed in the first quarter of 2002. Overall, technology declined, as continuing weak fundamentals dented the sector's fourth quarter gains. However, consumers defied analysts and continued to spend, giving strength to consumer cyclicals such as retailers, homes and cars. Our portfolio provided modest performance.

The fiscal year closed with a broad retreat as investor confidence eroded from lower earnings guidance, accounting scandals and corporate fraud that dominated the headlines. Relatively speaking, value provided investors more comfort than growth as market turmoil increased.

GOOD IDEAS THAT WORKED                                     %
                                                          --
Arch Capital Group, Ltd............................... 80.2%
Ralcorp Holdings, Inc.................................. 53.6
EMCOR Group, Inc....................................... 51.9
Kellwood Co............................................ 44.8
Genlyte Group, Inc..................................... 26.0

GOOD IDEAS AT THE TIME                                     %
                                                          --
Penton Media, Inc. .................................. -81.2%
Touch America Holdings, Inc........................... -65.5
Annuity and Life RE (Holdings), Ltd................... -39.2
Fleetwood Enterprises, Inc............................ -32.5
Footstar, Inc......................................... -15.2

For the year ended June 30, 2002, these are the holdings that made the largest dollar difference in the portfolio. While some minor holdings experienced greater percentage changes in price, the change in their dollar value did not, on an individual basis, have as meaningful an effect on the Fund's net assets. Past performance of these specific holdings is historical and does not guarantee future results.

Our best performing holding for the fiscal year was Arch Capital Group, a recapitalized, newly staffed Bermuda-based reinsurer and insurer. Arch participated in the global property and casualty insurance market rally following September 11 and boasts a balance sheet largely unencumbered by pre-2002 business. Ralcorp Holdings, through internal growth and strategic acquisitions, has emerged as a leader in the private label market for cereals, crackers and snacks. EMCOR Group, an electrical and mechanical construction firm, continues to provide solid performance through various market cycles by focusing on profitability rather than revenue. Apparel maker Kellwood is benefiting from cost structure improvements and encouraging retail performance. And lighting manufacturer Genlyte Group, which we bought at what we view as a bargain price, reported earnings that exceeded estimates.

Among our disappointments was Penton Media, a producer of trade magazines and trade shows that faced reduced marketing budgets from technology manufacturers. A deteriorating environment for high-speed fiber optic network voice, data and video transport services, serious billing system problems and other troubles significantly affected Touch America Holdings, formerly Montana Power Co. Annuity and Life RE (Holdings), a provider of annuity and life reinsurance, experienced declining earnings. Soft sales hurt Fleetwood Enterprises, known for motor homes, travel trailers, and manufactured housing. Ongoing uncertainty about the status of its more than 2,000 licensed footwear departments in Kmart stores weakened retailer Footstar, Inc.

                                    (PHOTO)
                              SCOTT C. SATTERWHITE
                              Portfolio Co-Manager

                                    (PHOTO)
                                JAMES C. KIEFFER
                              Portfolio Co-Manager

"The fiscal year closed with a broad retreat as investor confidence eroded from lower earnings guidance, accounting scandals and corporate fraud that dominated the headlines. Relatively speaking, value provided investors more comfort than growth as market turmoil increased."

                     800.344.1770  -  WWW.ARTISANFUNDS.COM

                                                                              21
                                                                     -----------
                                                                      TWENTY-ONE

----PORTFOLIO STRATEGIES-------------------------------------------------------

"Now, as we look at stock prices and compare them to our views of underlying values, financial condition and business quality, our observations are leading us away from the cyclicals towards the more battered technology, energy and utility sectors."

The rally in cyclicals that began in the fourth quarter as investor sentiment shifted from recession to recovery, grew stronger in the New Year in the wake of surprisingly good economic performance. We continued to sell cyclical holdings during the first quarter of 2002 as new names entered our selling ranges and those already in those ranges moved higher. Cash accumulated because we were unable to find enough new ideas that met our criteria.

Although energy was out of favor, we initiated positions in coal producers Massey Energy and Arch Coal as each company cut production and earnings forecasts for 2002. We believe some growing production constraints suggest a potentially tight market that may enable producers to earn reasonable returns. To us, their debt is mitigated by long-term supply agreements that add stability to cash flow.

Also, we expanded our utility holdings. We added a group of utility companies, diversified by state and region, that we believe can add value because they are generally in regulated businesses and by and large are not engaged in the type of energy activities that have created headlines recently. In our opinion these companies offer attractive cash yields and we believe that the possible repeal of the Public Utilities Holding Company Act may bring consolidation to the sector.

Although the financial services sector performed well, its performance came mostly from banks, thrifts, and REITs. We have been enthusiastic and successful owners of several types of insurance companies; however, we believe small-cap banks and thrifts face an economically challenging future as larger competitors gain increasing scale advantages, and may grind down their ability to earn reasonable returns, forcing them into less profitable, riskier niches. We therefore required lower valuations than the markets have been willing to give. We have limited our REIT activity, as we generally view them as unattractive to our style.

As market volatility accelerated in June, technology and telecommunications experienced significant declines. Some securities in these groups became more attractive to us and we began buying. Although we eyed these formerly favored sectors from time to time, only recently have their prices begun to reflect the saturation and profit pressure problems in their markets. Longer-term, we believe these holdings offer attractive potential for expansion and we are stressing financial strength, and seeking to diversify broadly to attempt to reduce risk.

SECTOR DIVERSIFICATION

SECTOR                 6/30/01 6/30/02   SECTOR             6/30/01    6/30/02
-------------------------------------------------------------------------------
Auto & Transportation    11.7%   7.3%    Other                 2.0%      1.4%
-------------------------------------------------------------------------------
Consumer Discretionary    13.2   12.0    Other Energy           9.7      16.2
-------------------------------------------------------------------------------
Consumer Staples           1.8    1.2    Producer Durables     13.4       9.0
-------------------------------------------------------------------------------
Financial Services        14.7   15.4    Technology             0.7       3.4
-------------------------------------------------------------------------------
Healthcare                 1.1    0.8    Utilities              1.5       8.0
-------------------------------------------------------------------------------
Materials & Processing    18.8   18.3    Other assets less
                                            liabilities        11.4       7.0
-------------------------------------------------------------------------------
                                         TOTAL               100.0%    100.0%
-------------------------------------------------------------------------------
As a percentage of total net assets as of June 30, 2001 and June 30, 2002, respectively.

Since June 2001, we have consistently expressed concerns about the valuations the market attached to stocks. Although we thought certain sectors were becoming more reasonable, recent market volatility has made more securities attractive in our view and we increased our buying activity.
22
------------
TWENTY-TWO

---------------------------------------------------PORTFOLIO CHARACTERISTICS----

As of June 30, 2002, the Fund held 113 stocks, compared to holding 82 on June 30, 2001, and 85 on December 31, 2001. Our Top Ten holdings comprised about 23% of the portfolio, and only one represented over 3% of assets. Our median market capitalization was $667 million, while the weighted average market cap was $787 million. Based on 2002 estimates, our portfolio's weighted average P/E was 16.5X and its median P/B was 1.7X. For definitions of portfolio statistics, please refer to Notes on Portfolio Statistics on page 61.

TOP 10 HOLDINGS

COMPANY NAME                                                      %
-------------------------------------------------------------------------------
Kellwood Company                                                 3.2%
-------------------------------------------------------------------------------
Zale Corporation                                                 2.7
-------------------------------------------------------------------------------
Centex Construction Products, Inc.                               2.5
-------------------------------------------------------------------------------
Mueller Industries, Inc.                                         2.3
-------------------------------------------------------------------------------
Genlyte Group, Inc.                                              2.3
-------------------------------------------------------------------------------
Forest Oil Corporation                                           2.1
-------------------------------------------------------------------------------
Briggs & Stratton Corporation                                    2.0
-------------------------------------------------------------------------------
AK Steel Holding Corporation                                     2.0
-------------------------------------------------------------------------------
Stone Energy Corporation                                         1.9
-------------------------------------------------------------------------------
USFreightways Corporation                                        1.9
-------------------------------------------------------------------------------
TOTAL                                                            22.9%
-------------------------------------------------------------------------------

As a percentage of total net assets as of June 30, 2002. Portfolio holdings are subject to change.

We remain vigilant in our search for investment opportunities that conform to our disciplined, conservative strategy and believe recent market movement may be wringing what we view as aggressive, unattractive valuations from many securities. This dramatic revaluation that began as the fiscal year ended accelerated in July.

Now, as we look at stock prices and compare them to our views of underlying values, financial condition and business quality, our observations are leading us away from the cyclicals towards the more battered technology, energy and utility sectors.

Until recently, technology was not attractive because we believed their prices reflected outcomes that were all but impossible to achieve. The sector must still contend with low business confidence and overcapacity issues; but, in our view, the worst may be over and technology is beginning to look attractive from a long-term perspective.

Energy stocks declined throughout 2001 and into 2002 as the industrial slowdown and a warm winter depressed demand and prices. We think this is temporary, and a better economy and normal weather could combine to retighten markets creating a more favorable market.

Regardless of market conditions, we continue to seek what we view as well-managed companies selling at attractive valuations that offer financial strength and strong business fundamentals.


"Regardless of market conditions, we continue to seek what we view as well-managed companies selling at attractive valuations that offer financial strength and strong business fundamentals."

/s/Scott C. Satterwhite            /s/James C. Kieffer

                     800.344.1770  -  WWW.ARTISANFUNDS.COM

                                                                              23
                                                                   -------------
                                                                    TWENTY-THREE

ARTISAN
INTERNATIONAL FUND
(ARTIX)
Schedule of Investments - June 30, 2002

                                                       SHARES
                                                        HELD           VALUE
                                                    =============   ============
COMMON AND PREFERRED STOCKS - 95.5%

AUSTRALIA - 3.2%
 Commonwealth Bank of Australia -
  diversified financial services                    4,638,400   $   86,001,681
 Foster's Group Ltd. - brewery                     13,489,596       35,849,900
 National Australia Bank Ltd. -
  diversified financial services                    5,796,363      115,532,947
                                                                 -------------
                                                                   237,384,528
BELGIUM - 2.2%
(1)Interbrew - brewery                              5,560,868      159,350,857

BRAZIL - 0.9%
 Cia Vale Do Rio Doce (ADR) -
  diversified mineral producer                        505,900       13,998,253
 Tele Norte Leste Participacoes S.A.,
  Preferred (ADR) -
  telecommunication services                        2,682,200       26,687,890
 Telesp Celular Participacoes S.A.,
  Preferred (ADR) -
  telecommunication services                        6,673,200       26,425,872
                                                                 -------------
                                                                    67,112,015
CANADA - 0.6%
 CanWest Global Communications Corporation -
  television and cable broadcasting                 2,611,998       13,999,910
(1)Corus Entertainment, Inc., Class B -
    multimedia                                      1,894,350       33,553,707
                                                                 -------------
                                                                    47,553,617
DENMARK - 1.0%
 Danisco A/S - food products and additives             63,295        2,310,052
 Novo-Nordisk A/S, Class B - pharmaceuticals        2,180,350       72,051,858
                                                                 -------------
                                                                    74,361,910
FINLAND - 0.6%
 Kone OYJ, Class B - elevator manufacturer          1,515,820       44,826,587

FRANCE - 4.6%
 Axa - multi-line insurance                         5,203,327       94,992,406
 Carrefour S.A. - food and drug retailing           1,934,547      104,502,488
 Casino Guichard-Perrachon S.A. - food retailing       88,400        7,472,281
 Groupe Danone - food producer                          4,281          587,423
(1)JC Decaux S.A. - advertising services            6,146,694       83,009,719
 Rhodia S.A. - specialty chemical manufacturer      5,376,760       46,164,229
                                                                 -------------
                                                                   336,728,546
GERMANY - 11.6%
 Allianz AG - insurance and financial services 1,335,951 269,243,005 Deutsche Boerse AG - diversified financial
  services                                          2,011,736       85,470,263
 Deutsche Telekom AG - telecommunication services   5,221,500       48,897,389
 Henkel KGaA - Vorzug, Preferred - diversified
  chemicals/materials                               1,501,278      104,627,854
 KarstadtQuelle AG - retail department stores          67,660        1,707,414

                                     ARTIX


24
------------
TWENTY-FOUR

---------------------------------------------------------SCHEDULE OF INVESTMENTS

                                                       SHARES
                                                        HELD           VALUE
                                                    =============   ============
GERMANY (CONTINUED)
 KDG Investors, L.P.(2) - cable television         10,000,000     $  1,242,000
 Linde AG - industrial products and systems         1,785,139       88,988,068
 Muenchener Rueckversicherungs-Gesellschaft AG -
  reinsurance                                       1,072,430      253,715,489
                                                                 -------------
                                                                   853,891,482
IRELAND - 0.1%
 Allied Irish Banks PLC - commercial bank             539,600        7,154,199

ITALY - 6.0%
 Assicurazioni Generali S.p.A. - multi-line
  insurance                                         5,336,800      126,258,014
 Autogrill S.p.A. - restaurants                     6,065,313       70,371,444
 Mediobanca S.p.A. - investment banking             5,152,200       47,537,392
 Rolo Banca 1473 S.p.A. - commercial bank             360,935        6,155,196
 Telecom Italia S.p.A. - telecommunication
  services                                         17,340,843       91,793,362
 Unicredito Italiano S.p.A. - commercial bank      21,810,300       98,467,725
                                                                 -------------
                                                                   440,583,133
JAPAN - 8.7%
 Banyu Pharmaceutical Co., Ltd. - pharmaceuticals   4,785,200       61,718,760
 Canon, Inc. - office equipment manufacturer        2,033,500       76,851,082
 Honda Motor Co., Ltd. - automobile manufacturer    4,731,900      191,857,790
 Japan Tobacco, Inc. - tobacco                          6,396       42,901,464
 Nintendo Co., Ltd. - household durables              167,200       24,620,031
 Olympus Optical Co., Ltd. - photo
  equipment and supplies                            5,156,800       72,018,381
 Promise Co., Ltd. - consumer finance               2,061,800      103,894,148
 Toyota Motor Corporation - automobile
  manufacturer                                      2,511,900       66,640,320
                                                                 -------------
                                                                   640,501,976
LUXEMBOURG - 0.5%
 RTL Group - television and radio broadcasting        856,254       33,762,095

MEXICO - 5.5%
 Fomento Economico Mexicano S.A.
  de C.V. (ADR) - brewery                           2,460,400       96,496,888
 Grupo Modelo S.A. de C.V., Series C - brewery     13,456,600       31,576,859
 Grupo Televisa S.A. (ADR) - multimedia               984,400       36,796,872
 Telefonos De Mexico S.A. de C.V. (ADR) -
  telecommunication services                        4,620,500      148,225,640
 Wal-Mart De Mexico S.A. de C.V. -
  discount department stores                       33,780,200       91,496,511
                                                                 -------------
                                                                   404,592,770
NETHERLANDS - 7.2%
 ABN Amro Holding NV - commercial bank              6,137,100      111,252,996
(1)Fortis (NL) NV - diversified
  financial services                                8,453,138      179,819,251
 Royal Dutch Petroleum Company - oil, gas,
  and petrochemical producer                          473,300       26,313,729
 Unilever NV - food and household
  products manufacturer                             1,631,500      106,627,049
 Wolters Kluwer NV - publishing                     5,377,058      101,874,359
                                                                 -------------
                                                                   525,887,384
NORWAY - 0.0%(3)
 P4 Radio Hele Norge ASA - radio broadcasting       1,099,950        1,652,235

POLAND - 0.1%
(1)Bank Pekao S.A. - commercial bank                  453,935       10,405,003
                                     ARTIX

                                                                              25
                                                                    ------------
                                                                     TWENTY-FIVE

SCHEDULE OF INVESTMENTS---------------------------------------------------------

                                                       SHARES
                                                        HELD           VALUE
                                                    =============   ============
PORTUGAL - 0.7%
 Portugal Telecom, SGPS, S.A. - telecommunication
  services                                          7,623,606      $53,732,033

SINGAPORE - 0.9%
 DBS Group Holdings, Ltd. - money center bank       9,223,007       64,750,339

SPAIN - 5.1%
 Acciona S.A. - construction services               1,213,187       52,846,780
 Banco Popular Espanol S.A. - commercial bank          50,587        2,232,507
 Banco Santander Central Hispano S.A. - money
  center bank                                       9,752,772       77,294,912
 Centros Comerciales Carrefour S.A. - food and
  drug retailing                                    5,287,105       66,241,517
 Corporacion Mapfre, Compania Internacional de
  Reaseguros S.A. - multi-line insurance            2,731,647       21,541,768
 Fomento de Construcciones y Contratas S.A. -
  construction services and building materials        283,965        6,913,987
(1)Industria de Diseno Textil S.A. -
    apparel manufacturer                            3,856,600       81,279,137
(1)Promotora de Informaciones S.A. (Prisa) -
    multimedia                                      3,790,937       31,875,895
 Repsol YPF S.A. - oil and natural gas
  exploration and production                        2,700,111       31,779,915
                                                                 -------------
                                                                   372,006,418
SWEDEN - 0.5%
 Swedish Match AB - tobacco                         4,128,667       34,060,842

SWITZERLAND - 13.3%
 CIBA Specialty Chemicals AG - specialty
  chemical manufacturer                             2,609,616      208,646,804
 Clariant AS - specialty chemical manufacturer      4,694,084      111,411,715
 Credit Suisse Group - commercial bank              3,430,000      108,660,744
 Julius Baer Holding Ltd., Class B - commercial bank  164,845       47,248,567
 Nestle S.A., Class B - food products                 899,185      209,196,913
 Novartis AG - pharmaceuticals                      3,543,350      155,489,278
 Synthes-Stratec, Inc. - medical products              11,627        7,093,912
 UBS AG - money center bank                         2,515,710      126,249,342
                                                                 -------------
                                                                   973,997,275

UNITED KINGDOM - 22.2%
 BAE Systems PLC - military defense products
  manufacturer                                     29,755,322      151,977,668
 British American Tobacco PLC - tobacco            11,553,110      124,181,911
 Carlton Communications PLC - television
  broadcaster                                      16,438,870       52,633,418
 Compass Group PLC - hospitality services          39,830,486      241,695,738
 Diageo PLC - food and alcoholic beverages         17,212,301      223,588,180
 Granada PLC - media services                      57,014,236       96,923,367
 HSBC Holdings PLC - money center bank              2,467,400       28,383,707
 Imperial Chemical Industries PLC - specialty
  chemical manufacturer                            21,055,068      102,404,171
 Lloyds TSB Group PLC - money center bank          20,596,223      205,055,339
 Marks & Spencer PLC - multi-line retail           22,309,372      126,787,172
 Next PLC - apparel retailing                       3,750,097       53,287,915
 Reuters Group PLC - multimedia                     2,576,700       13,634,720
 Scottish Newcastle PLC - pubs & brewery              657,600        6,095,870
 Tesco PLC - food retailer                         36,492,769      132,698,348
 Vodafone Group PLC - telecommunication services   54,632,000       74,965,238
                                                                 -------------
                                                                 1,634,312,762

                                                                 -------------
TOTAL COMMON AND PREFERRED STOCKS (Cost $7,312,307,377)          7,018,608,006

                                     ARTIX


26
-----------
TWENTY-SIX

---------------------------------------------------------SCHEDULE OF INVESTMENTS

                                                         PAR
                                                       AMOUNT          VALUE
                                                    =============   ============
SHORT-TERM INVESTMENTS - 3.8%
 Repurchase agreement with State Street Bank and
  Trust Company, 1.05%, dated 6/28/2002,
  due 7/1/2002, maturity value $281,566,635
  collateralized by $134,175,797 market value U.S.
  Treasury Bond, 5.250% due 2/15/2029 and
  $102,008,885 market value U.S. Treasury Bills,
  due 9/26/2002 and $51,000,716 market value
U.S. Treasury Bills due 10/31/2002
  (Cost $281,542,000)                            $281,542,000    $ 281,542,000
                                                                 -------------

TOTAL INVESTMENTS - 99.3% (cost $7,593,849,377)                  7,300,150,006

OTHER ASSETS LESS LIABILITIES - 0.7%                                51,491,210
                                                                 -------------


TOTAL NET ASSETS - 100.0%(4)                                    $7,351,641,216
                                                                ==============

(1) Non-income producing security.
(2) Private Investment Partnership which is restricted as to resale. Valued at a fair value in accordance with procedures established by the Fund's Board of Directors.
(3) Represents less than 0.1% of total net assets.
(4) Percentages for the various classifications relate to total net assets.

   (ADR) American Depository Receipt

-------------------------------------------------------------------------------
Portfolio Diversification - June 30, 2002

                                                VALUE          PERCENTAGE
                                          =================   ============
Energy                                     $   58,093,644         0.8%
Materials                                     482,625,173          6.6
Industrials                                   345,553,090          4.7
Consumer Discretionary                      1,450,701,769         19.7
Consumer Staples                            1,488,366,697         20.3
Healthcare                                    368,372,189          5.0
Financials                                  2,277,316,939         31.0
Information Technology                         76,851,082          1.0
Telecommunication Services                    470,727,423          6.4
Utilities                                               -            -
                                          ---------------   ----------
TOTAL COMMON AND PREFERRED STOCKS           7,018,608,006         95.5
Total short-term investments                  281,542,000          3.8
                                          ---------------   ----------
TOTAL INVESTMENTS                           7,300,150,006         99.3
OTHER ASSETS LESS LIABILITIES                  51,491,210          0.7
                                          ---------------   ----------
TOTAL NET ASSETS                          $ 7,351,641,216       100.0%
                                          ===============   ==========


                                     ARTIX

    The accompanying notes are an integral part of the financial statements.

                                                                              27
                                                                   -------------
                                                                    TWENTY-SEVEN

ARTISAN
MID CAP FUND
(ARTMX)

Schedule of Investments - June 30, 2002

                                                       SHARES
                                                        HELD           VALUE
                                                    =============   ============
COMMON STOCKS - 93.2%

AUTO & TRANSPORTATION - 4.1%
 AUTO, TRUCKS & PARTS - 1.0%
 (1)Navistar International Corporation - trucks,
    diesel engines and service parts manufacturer     752,800    $  24,089,600

 TRANSPORTATION MISCELLANEOUS - 0.6%
  C.H. Robinson Worldwide, Inc. - multimodal
   transportation services and logistics
   solutions                                          416,700       13,971,951

 TRUCKERS - 2.5%
  CNF, Inc. - global supply chain service
   management                                       1,506,800       57,228,264

CONSUMER DISCRETIONARY - 15.3%
 ADVERTISING AGENCIES - 2.0%
 (1)Lamar Advertising Company - outdoor
    advertising structures                          1,256,000       46,735,760

 CABLE TELEVISION SERVICES - 0.3%
 (1) Charter Communications, Inc. - cable systems   1,806,700        7,371,336

 CONSUMER ELECTRONICS - 0.7%
 (1) Electronic Arts, Inc. - interactive
      entertainment software                          260,400       17,199,420

 CONSUMER PRODUCTS - 0.5%
  International Flavors & Fragrances, Inc. -
   flavor and fragrance products                      372,700       12,109,023

 HOUSEHOLD FURNISHINGS - 1.6%
  Newell Rubbermaid, Inc. - consumer products       1,036,900       36,353,714

 RADIO & TV BROADCASTING - 2.4%
 (1) Entercom Communications Corporation -
      radio broadcasting                              705,500       32,382,450
 (1) Univision Communications, Inc. - Spanish
      language radio and TV                           728,800       22,884,320
                                                                 -------------
                                                                    55,266,770
 RESTAURANTS - 0.7%
  Darden Restaurants, Inc. - casual
   dining restaurants                                 650,100       16,057,470

 RETAIL - 3.6%
  AnnTaylor Stores Corporation -
  women's specialty retailer                        1,133,800       28,787,182
 (1) Barnes & Noble, Inc. - bookseller              1,156,800       30,574,224
 (1) Zale Corporation - fine jewelry retailer         657,700       23,841,625
                                                                 -------------
                                                                    83,203,031

                                     ARTMX

28
-------------
TWENTY-EIGHT

-----------------------------------------------------SCHEDULE OF INVESTMENTS----

                                                       SHARES
                                                        HELD           VALUE
                                                    =============   ============
CONSUMER DISCRETIONARY (CONTINUED)
 SERVICES: COMMERCIAL - 2.8%
 (1)Getty Images, Inc. -
    e-commerce visual content                         950,300     $ 20,688,031
 (1)Robert Half International, Inc. - temporary
    and permanent personnel in accounting
    and finance                                     1,241,800       28,933,940
 (1)TMP Worldwide, Inc. - recruitment advertising
     agency                                           641,100       13,783,650
                                                                    63,405,621
 TOYS - 0.7%
  Mattel, Inc. - children's products                  719,900       15,175,492

CONSUMER STAPLES - 1.4%
 FOODS - 0.8%
 (1)Dean Foods Company - dairy products and
     specialty foods                                  473,400       17,657,820

 SOAPS & HOUSEHOLD CHEMICALS - 0.6%
  Dial Corporation - consumer products                759,300       15,201,186

FINANCIAL SERVICES - 15.7%
 Banks: Outside New York City - 5.1%
  Comerica, Inc. - regional bank                    1,028,500       63,149,900
  North Fork Bancorporation, Inc. -
   multi-bank holding company                         634,600       25,263,426
  Zions Bancorporation - financial holding company    578,000       30,113,800
                                                                 -------------
                                                                   118,527,126
 FINANCIAL DATA PROCESSING SERVICES & SYSTEMS - 1.6%
 (1)SunGard Data Systems, Inc. - recordkeeping
     software and systems for investment
     management                                     1,414,300       37,450,664

 INSURANCE: MULTI-LINE - 1.4%
  Arthur J. Gallagher & Company - insurance products  914,300       31,680,495

 INSURANCE: PROPERTY-CASUALTY - 3.1%
  XL Capital Limited - insurance and
   reinsurance products                               833,800       70,622,860

 INVESTMENT MANAGEMENT COMPANIES - 1.4%
  SEI Investments Company - investment management &
   technology outsourcing provider                  1,152,000       32,451,840

 REAL ESTATE INVESTMENT TRUSTS (REIT) - 0.0%(2)
  Medical Office Properties, Inc. 144A(3) -
   healthcare-related real estate investments           9,160          111,294

 SECURITIES BROKERAGE & SERVICES - 3.1%
  A.G. Edwards, Inc. - brokerage and
   financial services                                 456,100       17,728,607
  Countrywide Credit Industries, Inc. - mortgage
   holding company                                    781,900       37,726,675
 (1)LaBranche & Co., Inc. - NYSE specialist firm      682,000       15,617,800
                                                                 -------------
                                                                    71,073,082
HEALTHCARE - 11.2%
 BIOTECHNOLOGY RESEARCH & PRODUCTION - 2.7%
 (1)Celgene Corporation - biopharmaceuticals          606,800        9,284,040
 (1)IDEC Pharmaceuticals Corporation -
     biopharmaceuticals and targeted therapeutics     631,100       22,372,495
 (1)Immunex Corporation - biopharmaceutical and
     therapeutics                                   1,390,500       31,063,770
                                                                 -------------
                                                                    62,720,305

                                     ARTMX

                                                                              29
                                                                    ------------
                                                                     TWENTY-NINE

SCHEDULE OF INVESTMENTS---------------------------------------------------------

                                                       SHARES
                                                        HELD           VALUE
                                                    =============   ============
HEALTHCARE (CONTINUED)
 DRUGS & PHARMACEUTICALS - 1.7%
 (1)Andrx Corporation - pharmaceuticals               413,600    $  11,154,792
 (1)Barr Laboratories, Inc. - pharmaceuticals         256,600       16,301,798
 (1)MedImmune, Inc. - biotechnology products          427,400       11,283,360
                                                                 -------------
                                                                    38,739,950
 HEALTH CARE MANAGEMENT SERVICES - 3.6%
 (1)Community Health Systems, Inc. -
     general hospital healthcare services           1,546,500       41,446,200
 (1)Universal Health Services, Inc., Class B -
     hospital and healthcare centers                  855,200       41,904,800
                                                                 -------------
                                                                    83,351,000
 MEDICAL & DENTAL INSTRUMENTS & SUPPLIES - 1.3%
  Bausch & Lomb, Inc. - optical healthcare products   830,300       28,105,655
  DENTSPLY International, Inc. - dental products
   and equipment                                       59,400        2,192,454
                                                                 -------------
                                                                    30,298,109
 HEALTHCARE MANAGEMENT SERVICES - OTHER - 1.9%
 (1)Anthem, Inc. - health benefits company            515,100       34,758,948
 (1)WebMD Corporation - healthcare information
     services and technology solutions              1,661,700        9,355,371
                                                                 -------------
                                                                    44,114,319
MATERIALS & PROCESSING - 9.9%
 CHEMICALS - 2.4%
  Rohm & Haas Company - chemicals and materials
   for industrial applications                      1,351,500       54,722,235

 CONTAINERS & PACKAGING: PAPER & PLASTIC - 4.1%
 (1)Pactiv Corporation(3) - specialty packaging and
     consumer products                              4,007,300       95,373,740

 DIVERSIFIED MATERIALS & PROCESSING - 0.9%
 (1)American Standard Companies, Inc. -
     diversified brand-name products                  292,800       21,989,280

 PAINTS & COATINGS - 1.5%
  RPM, Inc. - specialty coatings                    2,228,200       33,980,050

 STEEL - 1.0%
  Nucor Corporation - steel products                  339,500       22,081,080

OTHER - 2.3%
 MULTI-SECTOR COMPANIES - 2.3%
  Brunswick Corporation - recreation brand
   marketer and manufacturer                        1,317,100       36,878,800
 (1)SPX Corporation - diversified industrial and
     electrical products and services                 133,500       15,686,250
                                                                 -------------
                                                                    52,565,050
OTHER ENERGY - 6.5%
 MACHINERY: OIL WELL EQUIPMENT & SERVICES - 4.9%
 (1)Nabors Industries, Ltd. - contract land
     drilling services                              1,674,400       59,106,320
 (1)Smith International, Inc. - oil and gas
     exploration and production                       358,900       24,473,391
 (1)Weatherford International, Ltd. - diversified
     energy services                                  668,700       28,887,840
                                                                 -------------
                                                                   112,467,551
 OIL: CRUDE PRODUCERS - 1.6%
  Devon Energy Corporation - natural gas and
   exploration company                                733,900       36,166,592


                                     ARTMX

30
-------
THIRTY

SCHEDULE OF INVESTMENTS---------------------------------------------------------

                                                       SHARES
                                                        HELD           VALUE
                                                    =============   ============
PRODUCER DURABLES - 6.0%
 AEROSPACE - 1.1%
 (1)Alliant Techsystems, Inc. - aerospace and
     defense technologies                             392,850     $ 25,063,830

 DIVERSIFIED PRODUCTION - 1.1%
  Danaher Corporation - process environmental
   control products                                   363,400       24,111,590

 ELECTRONICS: INSTRUMENTS GAUGES & METERS - 0.7%
 (1)Mettler-Toledo International, Inc. -
     precision weighing instruments                   456,900       16,845,903

 HOMEBUILDING - 0.6%
  D.R. Horton, Inc. - home builder                    517,000       13,457,510

 PRODUCTION TECHNOLOGY EQUIPMENT - 2.0%
 (1)Novellus Systems, Inc. - semiconductor
     capital equipment                              1,374,100       46,719,400

 TELECOMMUNICATIONS EQUIPMENT - 0.5%
 (1)Polycom, Inc. - audio and videoconferencing
     equipment                                        890,900       10,681,891

TECHNOLOGY - 19.1%
 COMMUNICATIONS TECHNOLOGY - 2.2%
 (1)NCR Corporation - POS, ATM and data warehouse
     software and services                            769,100       26,610,860
 (1)Networks Associates, Inc. - security and
     availability solutions for e-business          1,239,100       23,877,457
                                                                 -------------
                                                                    50,488,317
 COMPUTER SERVICES SOFTWARE & SYSTEMS - 7.9%
  Adobe Systems, Inc. - computer software
   products and technologies                          535,300       15,256,050
 (1)BMC Software, Inc. - management solutions
    for information
   technology systems                               1,454,400       24,143,040
  Ceridian Corporation - human resources solutions  1,805,900       34,275,982
  Hewitt Associates, Inc. - human resources
   outsourcing and
   consulting services                                 76,800        1,789,440
 (1)Intuit, Inc. - accounting and personal
     finance software                               1,617,500       80,422,100
 (1)PeopleSoft, Inc. - enterprise application
     software products                                768,300       11,432,304
 (1)Retek, Inc. - web-based software for the
     retail industry                                  578,300       14,052,690
                                                                 -------------
                                                                   181,371,606
 COMPUTER TECHNOLOGY - 4.4%
 (1)Apple Computer, Inc. - personal computers and
     communicating solutions                          682,200       12,088,584
 (1)Ingram Micro, Inc. - information technology
     products and services                          2,570,200       35,340,250
 (1)NVIDIA Corporation - graphics and media
     communications                                   512,600        8,806,468
 (1)Synopsys, Inc. - electronic design automation
     software                                         833,000       45,656,730
                                                                 -------------
                                                                   101,892,032
 ELECTRONICS - 0.5%
 (1)Sanmina-SCI Corporation - integrated
     electronic manufacturing services              1,791,604       11,305,021
 ELECTRONICS: SEMI-CONDUCTORS/COMPONENTS - 4.1%
 (1)Intersil Corporation - semiconductor designer/
     manufacturer                                   1,578,600       33,750,468
 (1)National Semiconductor Corporation -
     semiconductor designer/manufacturer            2,132,300       62,199,191
                                                                 -------------
                                                                    95,949,659

                                     ARTMX

                                                                              31
                                                                     -----------
                                                                      THIRTY-ONE

----SCHEDULE OF INVESTMENTS-----------------------------------------------------

                                                       SHARES
                                                        HELD           VALUE
                                                    =============   ============
UTILITIES - 1.7%
 UTILITIES: TELECOMMUNICATIONS - 1.7%
 (1)Citizens Communications Company - rural
     telecommunication services                     4,636,600   $   38,761,976

                                                                --------------
TOTAL COMMON STOCKS (Cost $2,190,018,774)                        2,148,161,815

                                                         Par
                                                       Amount
                                                       =======
SHORT-TERM INVESTMENTS - 6.2%
 Repurchase agreement with State Street Bank
  and Trust Company, 1.05%, dated 6/28/02,
  due 7/1/02, maturity value $143,391,546,
  collateralized by $44,247,921 market value
  U.S. Treasury Bond, 7.0% due 7/15/06 and
  $102,004,592 market value U.S. Treasury Bills,
  due 7/5/02 (Cost $143,379,000)                 $143,379,000      143,379,000
                                                                --------------

TOTAL INVESTMENTS - 99.4% (Cost $2,333,397,774)                  2,291,540,815

OTHER ASSETS LESS LIABILITIES - 0.6%                                13,795,095
                                                                --------------

TOTAL NET ASSETS - 100.0%(4)                                    $2,305,335,910
                                                                ==============

(1) Non-income producing security.
(2) Represents less than 0.1% of total net assets.
(3) Valued at a fair value in accordance with procedures established by the Fund's Board of Directors.
(4) Percentages for the various classifications relate to total net assets.

                                     ARTMX

    The accompanying notes are an integral part of the financial statements.

32
-----------
THIRTY-TWO

ARTISAN
MID CAP VALUE FUND
(ARTQX)

Schedule of Investments - June 30, 2002

                                                       SHARES
                                                        HELD           VALUE
                                                    =============   ============
COMMON STOCKS - 90.9%

AUTO & TRANSPORTATION - 1.3%
 TRANSPORTATION MISCELLANEOUS - 1.3%
  Tidewater, Inc. - offshore energy services            9,000     $    296,280

CONSUMER DISCRETIONARY - 9.7%
 RESTAURANTS - 0.6%
 (1)Brinker International, Inc. - specialty
     restaurants                                        4,000          127,000

 RETAIL - 1.6%
 (1)Zale Corporation - fine jewelry retailer            9,900          358,875

 SERVICES: COMMERCIAL - 3.7%
 (1)KPMG Consulting, Inc. - consulting services        28,200          419,052
 (1)Republic Services, Inc. - non-hazardous
     solid waste disposal                              20,400          389,028
                                                                 -------------
                                                                       808,080
 TEXTILES APPAREL MANUFACTURERS - 3.8%
 (1)Jones Apparel Group, Inc. -
     apparel manufacturer                              12,300          461,250
  Liz Claiborne, Inc. - apparel manufacturer           11,800          375,240
                                                                 -------------
                                                                       836,490
FINANCIAL SERVICES - 30.3%
 FINANCE: SMALL LOAN - 3.9%
  The Student Loan Corporation - student loans         10,400          861,536

 FINANCIAL MISCELLANEOUS - 1.4%
  Fidelity National Financial, Inc. - insurance
   underwriting and real estate services                9,680          305,888

 INSURANCE: MULTI-LINE - 1.6%
  Old Republic International Corporation - risk
   management and reinsurance services                 11,400          359,100

 INSURANCE: PROPERTY-CASUALTY - 7.7%
  Everest Re Group, Ltd. - property and casualty
   reinsurance                                          3,800          212,610
  PartnerRe Ltd. - multi-line reinsurance               9,300          455,235
  The PMI Group, Inc. - mortgage-related
   insurance products                                   9,400          359,080
  White Mountains Insurance Group, Ltd. - property and
   casualty insurance                                   2,100          664,650
                                                                 -------------
                                                                     1,691,575
 INVESTMENT MANAGEMENT COMPANIES - 2.6%
  Alliance Capital Management Holding L.P. -
   investment management services                      16,900          578,825


                                     ARTQX

                                                                              33
                                                                   -------------
                                                                    THIRTY-THREE

SCHEDULE OF INVESTMENTS---------------------------------------------------------

                                                       SHARES
                                                        HELD           VALUE
                                                    =============   ============

FINANCIAL SERVICES (CONTINUED)
 REAL ESTATE INVESTMENT TRUSTS (REIT) - 5.8%
  AvalonBay Communities, Inc.(2) - apartment
   communities                                          9,600    $     448,320
  Prologis Trust - industrial distribution facilities  10,697          278,122
  Trizec Properties, Inc. - commercial properties      32,200          542,892
                                                                --------------
                                                                     1,269,334
 SAVINGS & LOANS - 1.4%
  Golden West Financial Corporation - savings
  and loan                                              4,500          309,510

 SECURITIES BROKERAGE & SERVICES - 5.9%
  Countrywide Credit Industries, Inc. - mortgage
  holding company                                      19,100          921,575
 (1)LaBranche & Co., Inc. - NYSE specialist firm       16,300          373,270
                                                                --------------
                                                                     1,294,845

HEALTHCARE - 1.7%
 Drugs & Pharmaceuticals - 1.7%
  Mylan Laboratories, Inc. - pharmaceutical products   11,900          373,065

MATERIALS & PROCESSING - 8.3%
 AGRICULTURE FISHING & RANCHING - 0.4%
  Monsanto Company - agricultural products and services 4,500           80,100

 PAPER - 4.0%
  Domtar, Inc. - paper products                        34,200          402,876
  MeadWestvaco Corporation - paper products            14,019          470,478
                                                                --------------
                                                                       873,354
 REAL ESTATE - 1.9%
 (1)Catellus Development Corporation - diversified
     real estate operations                            20,700          422,694

 STEEL - 2.0%
 Harsco Corporation - industrial services and
   engineering                                        11,900           446,250

OTHER ENERGY - 15.2%
 COAL - 2.1%
 Peabody Energy Corporation - coal mining             16,000           452,800

 MACHINERY: OIL WELL EQUIPMENT & SERVICES - 1.5%
 Weatherford International, Ltd. - diversified
  energy services                                      7,500           324,000

 OIL: CRUDE PRODUCERS - 10.1%
 Apache Corporation - oil and natural gas
  exploration/production                              14,060           808,169
  EOG Resources, Inc. - oil and natural gas
   exploration/production                             11,700           464,490
 (1)Newfield Exploration Company - oil and natural
      gas exploration/production                      12,800           475,776
  XTO Energy, Inc. - natural gas producer             23,300           479,980
                                                                --------------
                                                                    2,228,415
 UTILITIES: GAS PIPELINES - 1.5%
 El Paso Corporation - gas and oil production         15,900           327,699

PRODUCER DURABLES - 10.0%
 DIVERSIFIED PRODUCTION - 3.9%
 Dover Corporation - specialized industrial
  products                                            12,800           448,000
  Pentair, Inc. - diversified manufacturer             8,300           399,064
                                                                --------------
                                                                       847,064
 HOMEBUILDING - 1.6%
 Centex Corporation - home builder                     6,200           358,298

                                     ARTQX

34
------------
THIRTY-FOUR

-----------------------------------------------------SCHEDULE OF INVESTMENTS----

                                                       SHARES
                                                        HELD           VALUE
                                                    =============   ============
PRODUCER DURABLES (CONTINUED)
  IDENTIFICATION CONTROL & FILTER DEVICES - 1.9%
  (1) Waters Corporation - high performance
          chromatography products                          15,300     $ 408,510

  MACHINERY: INDUSTRIAL/SPECIALTY - 2.6%
      Ingersoll-Rand Company, Ltd. -
          industrial equipment and components              12,700       579,881

TECHNOLOGY - 2.2%
  COMPUTER SERVICES, SOFTWARE & SYSTEMS - 1.0%
  (1) Amdocs Limited - telecommunication services          31,000       234,050

  ELECTRONICS: SEMI-CONDUCTORS/COMPONENTS - 1.2%
      Perkinelmer, Inc. - scientific instruments           23,400       258,570

UTILITIES - 12.2%
  UTILITIES: ELECTRICAL - 7.0%
      Allegheny Energy, Inc. - electric utility
          holding company                                  12,600       324,450
      Cinergy Corporation - energy and gas services        11,700       421,083
      Teco Energy, Inc.- electric utility
          holding company                                  14,600       361,350
      Wisconsin Energy Corporation - energy services       17,000       429,590
                                                                   ------------
                                                                      1,536,473

  UTILITIES: GAS DISTRIBUTORS - 1.2%
      Sempra Energy - electric and natural gas
          products and services                            12,000       265,560

  UTILITIES: TELECOMMUNICATIONS - 4.0%
  (1) AT&T Canada, Inc.- diversified
          telecommunication services                        9,000       286,110
  (1) Citizens Communications Company - rural
          telecommunciation services                       34,600       289,256
      Telephone and Data Systems, Inc. - diversified
          telecommunication services                        5,000       302,750
                                                                   ------------
                                                                        878,116

                                                                   ------------
TOTAL COMMON STOCKS (Cost $19,167,805)                               19,992,237

                                                                        Par
                                                                       Amount
                                                                    ==========
SHORT-TERM INVESTMENTS - 9.6%
  Repurchase agreement with State Street Bank
      and Trust Company, 1.05%, dated 06/28/2002,
      due 07/01/2002, maturity value $2,102,184,
      collateralized by $2,144,256 market value
      US Treasury Bond, due 07/05/2002
      (Cost $2,102,000)                             $   2,102,000     2,102,000
                                                                   ------------

TOTAL INVESTMENTS - 100.5% (cost $21,269,805)                        22,094,237

OTHER ASSETS LESS LIABILITIES - (0.5%)                                (111,842)
                                                                   ------------

TOTAL NET ASSETS - 100.0%(3)                                        $21,982,395
                                                                   ============

(1)Non-income producing security.
(2)Valued at a fair value in accordance with procedures established by the Fund's Board of Directors.
(3)Percentages for the various classifications relate to total net assets.

                                     ARTQX

    The accompanying notes are an integral part of the financial statements.

                                                                              35
                                                                    ------------
                                                                     THIRTY-FIVE

ARTISAN
SMALL CAP FUND
(ARTSX)

Schedule of Investments - June 30, 2002

                                                       SHARES
                                                        HELD           VALUE
                                                    =============   ============
COMMON STOCKS - 98.2%

AUTO & TRANSPORTATION - 4.4%
  AIR TRANSPORT - 1.6%
  (1) Atlantic Coast Airlines Holdings, Inc. -
      regional airline                                     96,000 $   2,083,200

  TRUCKERS - 2.8%
  (1) Pacer International, Inc. - transportation
          and logistics services                           79,400     1,368,856
      USFreightways Corporation - regional
          less-than-truckload carrier                      61,900     2,344,153
                                                                   ------------
                                                                      3,713,009
CONSUMER DISCRETIONARY - 22.0%
  CASINOS & GAMBLING - 1.5%
  (1) Alliance Gaming Corporation(2) -
          riverboat gaming                                161,500     2,015,520

  COMMERCIAL INFORMATION SERVICES - 1.6%
  (1) ProQuest Company(2) - information services
      and software systems                                 59,800     2,122,900

  LEISURE TIME - 1.2%
  (1) SCP Pool Corporation - swimming pool
          supplies distributor                             55,100     1,529,576

  PUBLISHING: MISCELLANEOUS - 1.4%
  (1) Information Holdings, Inc. - scientific
          and technology database services                 76,200     1,859,280

  RADIO & TV BROADCASTING - 4.4%
  (1) LIN TV Corporation - television station
          owner/operator                                   64,400     1,741,376
  (1) Regent Communications, Inc. -
          radio broadcasting                              304,400     2,148,760
  (1) ValueVision Media, Inc. -
          television home shopping                        105,200     1,909,380
                                                                   ------------
                                                                      5,799,516
  RESTAURANTS - 1.4%
  (1) RARE Hospitality International, Inc. -
          restaurants                                      67,700     1,822,484

  RETAIL - 7.6%
  (1) Electronics Boutique Holdings Corporation -
          electronic games specialty retailer              30,500       893,650
  (1) Insight Enterprises, Inc. - direct sales of
          electronics and software                        101,200     2,549,228
  (1) The Men's Wearhouse, Inc. - men's fashion retailer  100,600     2,565,300
  (1) Stage Stores, Inc. - family apparel retailer         73,800     2,563,812
  (1) Tweeter Home Entertainment Group, Inc. -
          consumer electronics retailer                    92,200     1,506,548
                                                                   ------------
                                                                     10,078,538
  SERVICES: COMMERCIAL - 2.9%
  (1) Steiner Leisure Limited - cruise-ship and
          land-based spa services                          86,200     1,249,900
  (1) Waste Connections, Inc. - waste services provider    80,500     2,514,820
                                                                   ------------
                                                                      3,764,720

                                     ARTSX

36
-----------
THIRTY-SIX

-----------------------------------------------------SCHEDULE OF INVESTMENTS----

                                                       SHARES
                                                        HELD           VALUE
                                                    =============   ============

CONSUMER STAPLES - 1.9%
  DRUG & GROCERY STORE CHAINS - 1.9%
  (1) Duane Reade, Inc. - retail drugstores                75,000 $   2,553,750

FINANCIAL SERVICES - 13.3%
  BANKS: OUTSIDE NEW YORK CITY - 5.0%
      Community First Bankshares, Inc. -
          North Dakota-based bank holding company          66,300     1,729,767
      Greater Bay Bancorp. - northern
          California-based bank holding company            76,100     2,340,836
      Wintrust Financial Corporation - Lake Forest,
          Illinois-based bank holding company              74,950     2,591,021
                                                                   ------------
                                                                      6,661,624
  FINANCIAL DATA PROCESSING SERVICES & SYSTEMS - 1.8%
  (1) InterCept, Inc. - technology products and
          services for financial institutions             112,600     2,333,072

  INSURANCE: MULTI-LINE - 0.9%
      StanCorp Financial Group, Inc. - group disability
          and life insurance                               21,500     1,193,250

  INSURANCE: PROPERTY-CASUALTY - 2.1%
  (1) IPC Holdings, Ltd. - property reinsurer              92,000     2,809,680

  REAL ESTATE INVESTMENT TRUSTS (REIT) - 3.5%
      Medical Office Properties, Inc. 144A(2) -
          healthcare-related real estate investments 199,320 2,421,738 MeriStar Hospitality Corporation -
          hotel-related real estate investment trust      140,800     2,147,200
                                                                   ------------
                                                                      4,568,938
HEALTHCARE - 13.3%
  BIOTECHNOLOGY RESEARCH & PRODUCTION - 2.3%
  (1) Charles River Laboratories International, Inc. -
          biomedical products and services provider        85,200     2,986,260

  DRUGS & PHARMACEUTICALS - 3.0%
  (1) First Horizon Pharmaceutical Corporation -
          specialty pharmaceuticals                        97,500     2,017,275
  (1) Medicis Pharmaceutical Corporation -
          dermatology drugs                                46,700     1,996,892
                                                                   ------------
                                                                      4,014,167
  HEALTH CARE FACILITIES - 1.0%
  (1) American Healthways, Inc. -
          disease management services provider             77,200     1,374,160

  HEALTH CARE MANAGEMENT SERVICES - 2.3%
  (1) AmSurg Corporation - free-standing
          surgery centers                                  28,900       758,914
  (1) Mid Atlantic Medical Services, Inc. -
          managed healthcare services                      70,600     2,213,310
                                                                   ------------
                                                                      2,972,224
  MEDICAL & DENTAL INSTRUMENTS & SUPPLIES - 3.4%
  (1) CTI Molecular Imaging, Inc. -
          medical imaging equipment                        89,800     2,060,012
  (1) Techne Corporation - biotechnology supplies          87,200     2,460,784
                                                                   ------------
                                                                      4,520,796
  MISCELLANEOUS HEALTH CARE - 1.3%
  (1) The Advisory Board Company - best practices
          research to the healthcare industry              45,900     1,663,416

                                     ARTSX

                                                                              37
                                                                   -------------
                                                                    THIRTY-SEVEN

SCHEDULE OF INVESTMENTS

                                                       SHARES
                                                        HELD           VALUE
                                                    =============   ============
MATERIALS & PROCESSING - 4.6%
  BUILDING MATERIALS - 0.7%
      Hughes Supply, Inc. - construction and
          industrial materials distributor                 20,400    $  915,960

  ENGINEERING & CONTRACTING SERVICES - 1.6%
  (1) URS Corporation - engineering and
          construction management services                 75,000     2,100,000

  METAL FABRICATING - 1.6%
  (1) Intermagnetics General Corporation -
          industrial magnets                              102,100     2,062,420

  STEEL - 0.7%
      Gibraltar Steel Corporation - steel products         42,000       931,980

OTHER ENERGY - 8.2%
  ENERGY EQUIPMENT - 1.0%
  (1) Global Power Equipment Group, Inc. -
          equipment for gas-turbine power plants          127,700     1,264,230

  MACHINERY: OIL WELL EQUIPMENT & SERVICES  - 6.4%
  (1) Global Industries, Ltd. - offshore oil
          and gas construction services                   354,100     2,475,159
  (1) Pride International, Inc. - oil and gas
          contract drilling services                      143,000     2,239,380
  (1) Varco International, Inc. - oil and gas
          technical services                               97,200     1,704,888
  (1) Willbros Group, Inc. - construction and
          engineering services to oil, gas and
          power industries                                119,900     2,038,300
                                                                   ------------
                                                                      8,457,727
  OIL: CRUDE PRODUCERS - 0.8%
  (1) Unit Corporation - oil and gas contract
          drilling services                                65,200     1,131,220

PRODUCER DURABLES - 10.6%
  ELECTRICAL EQUIPMENT & COMPONENTS - 1.9%
      Technitrol, Inc. - magnetics-based
      electronic components                               106,400     2,479,120

  HOMEBUILDING - 1.5%
  (1) Beazer Homes USA, Inc. - home builder                24,800     1,984,000

  MACHINERY: CONSTRUCTION & HANDLING - 1.5%
      Manitowoc Company, Inc. - cranes and
          food service equipment                           58,100     2,061,969

  PRODUCTION TECHNOLOGY EQUIPMENT - 4.2%
  (1) Axcelis Technologies, Inc.(2) -
          semiconductor ion implantation equipment        251,400     2,840,820
  (1) Photronics, Inc. - semiconductor
          photomask equipment                             141,100     2,672,434
                                                                   ------------
                                                                      5,513,254
  TELECOMMUNICATIONS EQUIPMENT - 1.5%
  (1) Tollgrade Communications, Inc. -
          telecommunication testing products              132,100     1,937,907

TECHNOLOGY - 16.8%
  COMMUNICATIONS TECHNOLOGY - 4.4%
  (1) Avocent Corporation - switching systems
          for client/server computing                     154,800     2,464,416
  (1) Tekelec -  data network switching and
          diagnostic systems                              260,600     2,092,618
  (1) WebEx Communications, Inc. - communications
          infrastructure for meetings on the Internet      82,500     1,311,750
                                                                   ------------
                                                                      5,868,784

                                     ARTSX

38
-------------
THIRTY-EIGHT

-----------------------------------------------------SCHEDULE OF INVESTMENTS----

                                                       SHARES
                                                        HELD           VALUE
                                                    =============   ============
TECHNOLOGY (CONTINUED)
  COMPUTER SERVICES SOFTWARE & SYSTEMS - 6.6%
  (1) Aspen Technology, Inc. -
          supply chain software                           124,900 $   1,041,666
  (1) E.piphany, Inc. - customer management software      200,500       880,195
  (1) Fidelity National Information Solutions,
          Inc. - mortgage services software                69,300     1,663,200
  (1) HPL Technologies, Inc. - semiconductor
          yield-optimization software                     146,700     2,209,302
  (1) Keane, Inc. - information technology and
      consulting services                                 169,200     2,098,080
  (1) Progress Software Corporation -
          software application development tools           56,900       839,787
                                                                   ------------
                                                                      8,732,230
  ELECTRONICS - 0.3%
  (1) Aeroflex, Inc. - test equipment and
          componentry for defense and
          communication systems                            54,000       375,300

  ELECTRONICS: SEMI-CONDUCTORS/COMPONENTS - 4.0%
  (1) DSP Group, Inc. - digital signal
          processing cores                                142,500     2,793,000
  (1) GlobespanVirata, Inc. - integrated circuits
          for broadband access                            347,500     1,344,825
  (1) Oak Technology, Inc. - optical storage chips
          for consumer electronics                        259,600     1,175,988
                                                                   ------------
                                                                      5,313,813
  ELECTRONICS: TECHNOLOGY - 1.5%
  (1) Kroll, Inc. - business intelligence and
      security services                                    92,300     1,936,454

UTILITIES - 3.1%
  UTILITIES: TELECOMMUNICATIONS - 3.1%
  (1) Alamosa Holdings, Inc. - Sprint-branded wireless
          communications services                         452,700       638,307
  (1) Commonwealth Telephone Enterprises, Inc. -
          independent local phone company                  84,600     3,404,304
                                                                   ------------
                                                                      4,042,611
                                                                   ------------
TOTAL COMMON STOCKS (Cost $129,743,619)                             129,549,059

                                                           Par
                                                          Amount
                                                         ========
SHORT-TERM INVESTMENTS - 0.9%
  Repurchase agreement with State Street Bank
      and Trust Company, 1.05%, dated 6/28/2002,
      due 7/1/2002, maturity value $1,178,103,
      collateralized by $1,206,064 market
      value U.S. Treasury Bond, 5.25%,
      due 2/15/2029 (Cost $1,178,000)                  $1,178,000     1,178,000
                                                                   ------------

TOTAL INVESTMENTS - 99.1% (Cost $130,921,619)                       130,727,059

OTHER ASSETS LESS LIABILITIES - 0.9%                                  1,211,983
                                                                   ------------

TOTAL NET ASSETS - 100.0%(3)                                       $131,939,042
                                                                   ============

(1)Non-income producing security.
(2)Valued at a fair value in accordance with procedures established by the Fund's Board of Directors.
(3)Percentages for the various classifications relate to total net assets

                                     ARTSX

    The accompanying notes are an integral part of the financial statements.

                                                                              39
                                                                    ------------
                                                                     THIRTY-NINE

ARTISAN
SMALL CAP VALUE FUND
(ARTVX)

Schedule of Investments - June 30, 2002

                                                       SHARES
                                                        HELD           VALUE
                                                    =============   ============
COMMON STOCKS - 93.0%

AUTO & TRANSPORTATION - 7.3%
  AUTO PARTS: AFTER MARKET - 0.8%
      Superior Industries International,
          Inc.(2) - motor vehicle parts                   112,200    $5,189,250

  AUTO PARTS: ORIGINAL EQUIPMENT - 0.9%
      BorgWarner, Inc. - engineered automotive
          systems and components                          102,300     5,908,848

  AUTO TRUCKS & PARTS - 1.4%
      Modine Manufacturing Co. - heat exchangers
          and systems manufacturer                        343,100     8,433,398

  RECREATIONAL VEHICLES & BOATS - 0.8%
      Fleetwood Enterprises, Inc. - manufactured
          housing and recreational vehicles               566,000     4,924,200

  SHIPPING - 1.5%
  (1) Kirby Corporation - marine transportation
          and diesel engine services                      290,000     7,090,500
      Teekay Shipping Corporation - crude
          oil and petroleum product
          transportation services                          62,900     2,321,639
                                                                   ------------
                                                                      9,412,139
  TRUCKERS - 1.9%
      USFreightways Corporation - regional
          less-than-truckload carrier                     310,300    11,751,061

CONSUMER DISCRETIONARY - 12.0%
  ADVERTISING AGENCIES - 1.8%
  (1) ADVO, Inc.(2) - direct mail marketer                301,500    11,478,105

  PUBLISHING: MISCELLANEOUS - 0.8%
      Courier Corporation(2) - book manufacturer          126,563     5,057,457

  RADIO & TV BROADCASTING - 0.4%
  (1) World Wrestling Entertainment, Inc. -
          integrated media and entertainment company      198,600     2,899,560

  RETAIL - 4.8%
  (1) Footstar, Inc.(2) - athletic and
          casual footwear retailer                        331,500     8,111,805
  (1) The Men's Wearhouse, Inc. -
          men's fashion retailer                          118,800     3,029,400
  (1) School Specialty, Inc. - non-textbook
          educational supplies and furniture retailer      73,800     1,960,128
  (1) Zale Corporation - fine jewelry retailer            466,400    16,907,000
                                                                   ------------
                                                                     30,008,333

                                     ARTVX

40
------
FORTY

-----------------------------------------------------SCHEDULE OF INVESTMENTS----

                                                       SHARES
                                                        HELD           VALUE
                                                    =============   ============
CONSUMER DISCRETIONARY (CONTINUED)
  SERVICES: COMMERCIAL - 1.0%
      Chemed Corporation - diversified services           125,900  $  4,745,171
  (1) Penton Media, Inc. - business-to-business
          media company                                   615,500     1,323,325
                                                                   ------------
                                                                      6,068,496
  TEXTILES APPAREL MANUFACTURERS - 3.2%
      Kellwood Company - apparel & soft goods             605,150    19,667,375

CONSUMER STAPLES - 1.2%
  DRUG & GROCERY STORE CHAINS - 0.3%
  (1) Pathmark Stores, Inc. - regional supermarkets       107,600     2,023,956

  FOODS - 0.9%
  (1) Ralcorp Holdings, Inc. - private label
          food products                                   174,400     5,450,000
FINANCIAL SERVICES - 15.4%
  FINANCIAL MISCELLANEOUS - 3.4%
      LandAmerica Financial Group, Inc. -
          title insurance                                 322,200    10,149,300
  (1) Stewart Information Services Corporation(2) -
          title insurance                                 534,800    10,990,140
                                                                   ------------
                                                                     21,139,440
  INSURANCE: LIFE - 1.8%
      Annuity and Life RE (Holdings), Ltd. -
          life and annuity reinsurance                    163,400     2,955,906
      Scottish Annuity & Life Holdings, Ltd. -
          life and annuity reinsurance                    430,500     8,213,940
                                                                   ------------
                                                                     11,169,846
  INSURANCE: MULTI-LINE - 1.1%
  (1) PICO Holdings, Inc. - diversified holding company   420,100     6,961,057

  INSURANCE: PROPERTY-CASUALTY - 3.2%
      Acceptance Insurance Companies, Inc. -
          crop insurance                                  270,600     1,109,460
  (1) Arch Capital Group, Ltd. - reinsurance products
          and services                                    212,100     5,970,615
      Commerce Group, Inc. - property and
          casualty insurance                               29,300     1,158,815
      IPC Holdings, Ltd. - property
          catastrophe reinsurer                           190,300     5,811,762
      White Mountains Insurance Group, Ltd. -
          property and casualty insurance                  18,900     5,981,850
                                                                   ------------
                                                                     20,032,502
  INVESTMENT MANAGEMENT COMPANIES - 2.6%
      Capital Southwest Corporation - closed-end
          venture capital investment company               93,200     6,337,600
      John Hancock Bank & Thrift Opportunity Fund -
          closed-end investment company                 1,151,700     9,800,967
                                                                   ------------
                                                                     16,138,567
  REAL ESTATE INVESTMENT TRUSTS (REIT) - 3.3%
      Cousins Properties, Inc. - commercial real
          estate investments                              217,400     5,382,824
      Essex Property Trust, Inc. - multifamily
          residential property investments                121,100     6,624,170
      Federal Realty Investment Trust - shopping
          center real estate investments                  288,600     7,997,106
      Medical Office Properties, Inc. 144A(2) -
          healthcare-related real estate investments       31,405       381,571
                                                                   ------------
                                                                     20,385,671

                                     ARTVX

                                                                              41
                                                                      ----------
                                                                       FORTY-ONE

SCHEDULE OF INVESTMENTS

                                                       SHARES
                                                        HELD           VALUE
                                                    =============   ============
HEALTHCARE - 0.8%
  MEDICAL & DENTAL INSTRUMENTS & SUPPLIES - 0.7%
  (1) National Dentex Corporation -
          dental laboratories                             166,700  $  4,024,138

  MEDICAL SERVICES - 0.1%
  (1) American Service Group, Inc. - managed
      healthcare services                                  86,100       849,807

MATERIALS & PROCESSING - 18.3%
  AGRICULTURE FISHING & RANCHING - 0.4%
      Delta & Pine Land Co. - cotton and soybeans         105,500     2,120,550

  BUILDING: CEMENT - 2.5%
      Centex Construction Products, Inc. -
          cement and gypsum wallboard                     425,300    15,480,920

  BUILDING MATERIALS - 1.3%
      LSI Industries. Inc. - lighting fixtures
          and graphic elements                             70,150     1,288,656
  (1) Simpson Manufacturing Company, Inc. -
          holding company                                 116,800     6,672,784
                                                                   ------------
                                                                      7,961,440
  CHEMICALS - 0.3%
  (1) American Pacific Corporation - specialty
          chemicals for aerospace and defense             201,100     1,910,450

  CONSTRUCTION - 1.0%
  (1) EMCOR Group, Inc.(2) - mechanical and
          electrical contractor                           101,700     5,969,790

  COPPER - 2.3%
  (1) Mueller Industries, Inc. - plumbing products        450,000    14,287,500
  DIVERSIFIED MATERIALS & PROCESSING - 1.5%
      CLARCOR, Inc. - filtration products                 298,300     9,441,195

  ENGINEERING & CONTRACTING SERVICES - 0.2%
  (1) Dycom Industries, Inc. - service provider to
          telecommunication companies                     108,400     1,267,196

  METAL FABRICATING - 2.4%
      Kaydon Corporation - custom-engineered
          industrial products                             382,800     9,037,908
      Roanoke Electronic Steel Corporation -
          fabricated steel products                       289,500     4,469,880
  (1) RTI International Metals, Inc. - titanium and
          specialty metal mill products                   123,300     1,498,095
                                                                   ------------
                                                                     15,005,883
  METALS & MINERALS MISCELLANEOUS - 1.2%
      Cleveland-Cliffs, Inc. - iron ore mining             46,200     1,275,120
      Minerals Technologies, Inc. - synthetic &
          specialty mineral products                      127,400     6,283,368
                                                                   ------------
                                                                      7,558,488
  REAL ESTATE - 1.6%
      LNR Property Corp. - real estate investment
          and management                                  181,300     6,254,850
  (1) Trammell Crow Company - commercial real
          estate services                                 272,700     3,940,515
                                                                   ------------
                                                                     10,195,365

                                     ARTVX

42
----------
FORTY-TWO

-----------------------------------------------------SCHEDULE OF INVESTMENTS----

                                                       SHARES
                                                        HELD           VALUE
                                                    =============   ============
MATERIALS & PROCESSING (CONTINUED)
  STEEL - 2.6%
  (1) AK Steel Holding Corporation -
          flat-rolled carbon steel manufacturer           966,300  $ 12,378,303
      Schnitzer Steel Industries, Inc., Class A -
          steel scrap processor and minimill operation    178,000     3,972,960
                                                                   ------------
                                                                     16,351,263
  SYNTHETIC FIBERS - 0.5%
      Wellman, Inc. - polyester products                  189,100     3,167,425

  TEXTILE PRODUCTS - 0.5%
      Velcro Industries, N.V. - Velcro brand fasteners    323,300     3,171,573

OTHER - 1.4%
  MULTI-SECTOR COMPANIES - 1.4%
      Carlisle Companies, Inc. - diversified products 121,100 5,447,078 Trinity Industries, Inc. - diversified
          industrial products                             150,500     3,118,360
                                                                   ------------
                                                                      8,565,438
OTHER ENERGY - 16.2%
  COAL - 1.1%
      Arch Coal, Inc. - coal exploration/production        59,900     1,360,329
      Massey Energy Co. - coal exploration/production     438,500     5,568,950
                                                                   ------------
                                                                      6,929,279
MACHINERY: OIL WELL EQUIPMENT & SERVICES - 0.5%
  (1) Core Laboratories N.V. - production enhancement
          and reservoir management services               244,000     2,932,880

  OFFSHORE DRILLING - 1.0%
  (1) Atwood Oceanics, Inc. - oil and natural
      gas offshore exploration/production                 169,500     6,356,250

  OIL: CRUDE PRODUCERS - 13.6%
  (1) 3TEC Energy Corp. - oil and natural gas
      exploration/production                              432,800     7,543,704
      Cabot Oil & Gas Corporation, Class A -
          natural gas exploration/production              373,750     8,540,188
  (1) Evergreen Resources, Inc. - oil and natural
          gas exploration/production                       81,000     3,442,500
  (1) Forest Oil Corporation - oil and natural
          gas exploration/production                      464,658    13,210,227
  (1) Key Production Company, Inc. - oil and natural
          gas exploration/production                       97,100     1,893,450
  (1) Nuevo Energy Company - oil and natural gas
          exploration/production                          503,500     7,955,300
  (1) Prima Energy Corporation - oil and natural
          gas exploration/production                      188,100     4,286,799
  (1) Pure Resources, Inc. - oil and natural gas
          exploration/production                          445,819     9,273,035
      St. Mary Land & Exploration Company -
          oil and natural gas exploration/production      472,200    11,299,274
  (1) Stone Energy Corp. - oil and natural gas
          exploration/production                          299,300    12,046,825
  (1) Tom Brown, Inc. - oil and natural gas
          exploration/production                          130,900     3,711,015
  (1) Ultra Petroleum Corp. - oil and natural gas
          exploration/production                          205,200     1,557,468
                                                                   ------------
                                                                     84,759,785

                                     ARTVX

                                                                              43
                                                                    ------------
                                                                     FORTY-THREE

----SCHEDULE OF INVESTMENTS-----------------------------------------------------

                                                       SHARES
                                                        HELD           VALUE
                                                    =============   ============
PRODUCER DURABLES - 9.0%
  ELECTRICAL EQUIPMENT & COMPONENTS - 2.5%
      Franklin Electric Co. - electric motors              26,000    $1,223,820
  (1) Genlyte Group, Inc. - commercial, industrial
          and residential lighting                        346,300    14,070,169
                                                                   ------------
                                                                     15,293,989
  MACHINE TOOLS - 1.4%
      Lincoln Electric Holdings, Inc. -
          welding products                                320,000     8,608,000

  MACHINERY: ENGINES - 2.0%
      Briggs & Stratton Corporation(2) - air-cooled
          gasoline engines                                330,400    12,667,536

  MACHINERY: INDUSTRIAL/SPECIALTY - 1.4%
      Tecumseh Products Company - pump, compressor
          and engine components                            69,900     3,710,292
      Thomas Industries, Inc. - compressor and
          vacuum pumps                                    172,700     4,973,760
                                                                   ------------
                                                                      8,684,052
  OFFICE FURNITURE & BUSINESS EQUIPMENT - 0.2%
      Kimball International, Inc. - furniture              78,600     1,288,254

  POWER TRANSMISSION EQUIPMENT - 1.3%
      Regal-Beloit Corporation - electrical equipment     329,100     8,000,421

  PRODUCTION TECHNOLOGY EQUIPMENT - 0.2%
  (1) Ultratech Stepper, Inc. -
          photolithography equipment                       86,200     1,395,578

TECHNOLOGY - 3.4%
  COMPUTER SERVICES SOFTWARE & SYSTEMS - 1.6%
  (1) Internet Security Systems, Inc. -
          security management                             285,800     3,749,696
  (1) MapInfo Corporation - computer software              37,500       341,250
  (1) Progress Software Corporation - software
          application development tools                    86,000     1,269,274
  (1) Register.com, Inc. - Internet domain name
          registration services                           396,800     3,023,616
      Timberline Software Corporation -
          computer software                               242,100     1,317,024
                                                                   ------------
                                                                      9,700,860
  COMMUNICATIONS TECHNOLOGY - 0.7%
  (1) CommScope, Inc. - coaxial cable                     327,800     4,097,500

  COMPUTER TECHNOLOGY - 0.3%
  (1) Quantum Corporation - storage products              286,100     1,201,620
  (1) RadiSys Corporation - embedded computer
          solutions designer                               72,200       839,686
                                                                   ------------
                                                                      2,041,306
  ELECTRONICS - 0.1%
      Pioneer-Standard Electronics, Inc. -
          mid-range computer products distributor          83,800       870,682

  ELECTRONICS: SEMI-CONDUCTORS/COMPONENTS - 0.7%
  (1) Cree, Inc. - semiconductor material                  31,900       422,037
  (1) ESS Technology, Inc - digital system
          processor chips                                   7,500       131,550
  (1) MIPS Technologies, Inc. - high-performance
          processors                                      115,400       642,778
  (1) SBS Technologies, Inc. - open architecture
          embedded computer product designer               54,700       670,020
  (1) Silicon Storage Technology, Inc. - flash memory
          semiconductors                                  166,400     1,297,920
  (1) TriQuint Semiconductor, Inc. - analog and
          mixed signal integrated circuits                208,800     1,338,408
                                                                   ------------
                                                                      4,502,713

                                     ARTVX

44
-----------
FORTY-FOUR

-----------------------------------------------------SCHEDULE OF INVESTMENTS----

                                                       SHARES
                                                        HELD           VALUE
                                                    =============   ============
UTILITIES - 8.0%
  UTILITIES: ELECTRICAL - 3.5%
      Cleco Corporation - intigrated
          electric operations                             212,900 $   4,662,510
      DQE, Inc. - intigrated electric operations           29,000       406,000
      The Empire District Electric Company -
          intigrated electric operations                  191,000     3,915,500
      IDACORP, Inc.(2) - intigrated
          electric operations                             124,300     3,443,110
      PNM Resources, Inc. - intigrated
          electric operations                             161,600     3,910,720
      UIL Holdings Corporation - intigrated
          electric operations                              57,300     3,120,558
      WPS Resources Corporation - intigrated
          electric operations                              66,600     2,719,278
                                                                   ------------
                                                                     22,177,676
  UTILITIES: GAS DISTRIBUTORS - 3.4%
      New Jersey Resources Corporation -
          energy services                                  41,000     1,223,850
      NUI Corporation - distributor of natural gas        173,000     4,757,500
      South Jersey Industries, Inc. - distributor
          of natural gas and electricity                  128,700     4,343,625
      UGI Corporation - distributor of natural
          gas, electricity and propane                    158,650     5,067,281
      WGL Holdings, Inc. - distributor of natural gas     223,100     5,778,290
                                                                   ------------
                                                                     21,170,546
  UTILITIES: TELECOMMUNICATIONS - 1.1%
  (1) IDT Corporation - Class B - facilities-based
          multinational telecommunication carrier         342,300     5,511,030
      Touch America Holdings, Inc. - broadband products
          and services                                    491,700     1,352,175
                                                                   ------------
                                                                      6,863,205

                                                                   ------------
TOTAL COMMON STOCKS (cost $496,931,966)                             579,768,194


                                                           Par
                                                          Amount
                                                         ========
SHORT-TERM INVESTMENTS - 6.4%
  Repurchase agreement with State Street Bank
      and Trust Company, 1.05%, dated 6/28/2002,
      due 7/1/2002, maturity value $39,786,481,
      collateralized by $40,580,914 market
      value U.S. Treasury Bond, due 7/5/2002
      (Cost $39,783,000)                              $39,783,000    39,783,000
                                                                   ------------

TOTAL INVESTMENTS - 99.4% (cost $536,714,966)                       619,551,194

OTHER ASSETS LESS LIABILITIES - 0.6%                                  3,994,438
                                                                   ------------

TOTAL NET ASSETS - 100.0%(3)                                       $623,545,632
                                                                   ============

(1)Non-income producing security.
(2)Valued at a fair value in accordance with procedures established by the Fund's Board of Directors.
(3)Percentage for the various classifications relate to total net assets.

                                     ARTVX

    The accompanying notes are an integral part of the financial statements.

                                                                              45
                                                                     -----------
                                                                      FORTY-FIVE

ARTISAN FUNDS, INC.
Statements of Assets & Liabilities - June 30, 2002

                                                             INTERNATIONAL FUND
                                                            ===================
ASSETS:
Investments in securities, at value ........................     $7,300,150,006
Cash........................................................                405
Receivable from investments sold............................         82,066,261
Receivable from forward currency contracts..................        148,441,218
Receivable from fund shares sold............................         99,087,986
Interest receivable.........................................             24,635
Dividends receivable........................................         14,665,518
Organizational costs........................................                  -
                                                               ----------------
TOTAL ASSETS................................................      7,644,436,029
LIABILITIES:
Payable for investments purchased...........................         96,448,652
Payable for forward currency contracts......................        148,750,066
Payable for fund shares redeemed............................         44,626,681
Payable for organizational costs............................                  -
Payable for operating expenses..............................          2,379,078
Payable for withholding taxes...............................            590,336
                                                               ----------------
TOTAL LIABILITIES...........................................        292,794,813
                                                               ----------------
TOTAL NET ASSETS............................................     $7,351,641,216
                                                               ================

NET ASSETS CONSIST OF:
Fund shares issued and outstanding..........................    $ 8,629,310,731
Net unrealized appreciation (depreciation)
  on investments and foreign currency
  related transactions......................................      (293,408,249)
Accumulated undistributed
  net investment income (loss) .............................         47,858,931
Accumulated undistributed net realized
  gains (losses) on investments and foreign
  currency related transactions.............................     (1,032,120,197)
                                                               ----------------
                                                                 $7,351,641,216
                                                               ================

SUPPLEMENTARY
INFORMATION:
Net assets
  Investor Shares ..........................................     $5,289,602,722
  Institutional Shares .....................................     $2,062,038,494
Shares outstanding
  Investor Shares ..........................................        291,443,297
  Institutional Shares .....................................        113,080,646
Net asset value, offering price and redemption
  price per share
  Investor Shares ..........................................           $  18.15
  Institutional Shares .....................................           $  18.24
Cost of securities held.....................................     $7,593,849,377

    The accompanying notes are an integral part of the financial statements.


46
----------
FORTY-SIX


                                                      MID CAP             MID CAP            SMALL CAP           SMALL CAP
                                                        FUND             VALUE FUND             FUND             VALUE FUND
                                                   ==============      ==============      ==============      ==============
ASSETS:
Investments in securities, at value ...........    $2,291,540,815         $22,094,237        $130,727,059        $619,551,194
Cash...........................................               325                 654                 337                 692
Receivable from investments sold...............        18,873,379                   -           2,599,213           5,326,489
Receivable from forward currency contracts.....                 -                   -                   -                   -
Receivable from fund shares sold...............        25,236,773             222,815              68,665           4,865,304
Interest receivable............................            12,546                 184                 103               3,481
Dividends receivable...........................           979,439              12,769               8,269             622,533
Organizational costs...........................                 -                   -                   -               1,770
                                                   --------------      --------------      --------------      --------------
TOTAL ASSETS...................................     2,336,643,277          22,330,659         133,403,646         630,371,463

LIABILITIES:
Payable for investments purchased..............        20,376,450             242,479           1,283,256           5,338,013
Payable for forward currency contracts.........                 -                   -                   -                   -
Payable for fund shares redeemed...............        10,188,710                   -              49,481           1,239,817
Payable for organizational costs...............                 -                   -                   -               1,770
Payable for operating expenses.................           742,207             105,643             131,867             246,231
Payable for withholding taxes..................                 -                 142                   -                   -
                                                   --------------      --------------      --------------      --------------
TOTAL LIABILITIES..............................        31,307,367             348,264           1,464,604           6,825,831
                                                   --------------      --------------      --------------      --------------
TOTAL NET ASSETS...............................    $2,305,335,910         $21,982,395        $131,939,042        $623,545,632
                                                   ==============      ==============      ==============      ==============
NET ASSETS CONSIST OF:
Fund shares issued and outstanding.............    $2,659,524,748         $21,584,927        $134,347,403        $518,832,953
Net unrealized appreciation (depreciation)
  on investments and foreign currency
  related transactions.........................      (41,856,959)             824,441           (194,560)          82,836,228
Accumulated undistributed
  net investment income (loss) ................                 -                   -                   -                   -
Accumulated undistributed net realized
  gains (losses) on investments and foreign
  currency related transactions................     (312,331,879)           (426,973)         (2,213,801)          21,876,451
                                                   --------------      --------------      --------------      --------------
                                                   $2,305,335,910         $21,982,395        $131,939,042        $623,545,632
                                                   ==============      ==============      ==============      ==============

SUPPLEMENTARY
INFORMATION:
Net assets
  Investor Shares .............................    $1,855,477,369        $ 21,982,395        $131,939,042        $623,545,632
  Institutional Shares ........................    $  449,858,541
Shares outstanding
  Investor Shares .............................        83,826,613           2,031,881          11,007,178          46,253,279
  Institutional Shares ........................        20,229,747
Net asset value, offering price and redemption
  price per share
  Investor Shares .............................          $  22.13            $  10.82             $ 11.99             $ 13.48
  Institutional Shares ........................          $  22.24
Cost of securities held........................    $2,333,397,774         $21,269,805        $130,921,619        $536,714,966

    The accompanying notes are an integral part of the financial statements.


                                                                              47
                                                                    ------------
                                                                     FORTY-SEVEN

ARTISAN FUNDS, INC.
Statements of Operations - For the Year Ended June 30, 2002

                                                             INTERNATIONAL FUND
                                                            ===================
INVESTMENT INCOME:
Interest....................................................   $      3,132,424
Dividends...................................................     111,170,090(1)
Other.......................................................          5,874,437
                                                               ----------------
TOTAL INVESTMENT INCOME.....................................        120,176,951

EXPENSES:
Advisory fees...............................................         55,259,932
Transfer agent fees
     Investor Shares........................................          7,446,841
     Institutional Shares...................................             29,111
Shareholder communications
     Investor Shares........................................          1,125,410
     Institutional Shares...................................             18,767
Custodian fees..............................................          3,495,548
Accounting fees.............................................             80,468
Professional fees...........................................            222,134
Registration fees
     Investor Shares........................................            272,277
     Institutional Shares...................................            114,760
Directors' fees.............................................            157,431
Organizational costs........................................                  -
Other operating expenses....................................            234,953
                                                               ----------------
Total operating expenses before amounts
     waived or paid by the Adviser..........................         68,457,632
Less amounts waived or paid by the Adviser..................                  -
                                                               ----------------
NET EXPENSES................................................         68,457,632
                                                               ----------------
NET INVESTMENT INCOME (LOSS)................................         51,719,319

NET REALIZED AND
UNREALIZED GAINS
(LOSSES) ON INVESTMENTS:
Net realized gain (loss) on:
     Investments............................................      (393,817,449)
     Foreign currency related transactions..................        (2,431,313)
                                                               ----------------
                                                                  (396,248,762)
Net increase (decrease) in unrealized
  appreciation on:
     Investments............................................        (9,921,060)
     Foreign currency related transactions..................            569,310
                                                               ----------------
                                                                    (9,351,750)
                                                               ----------------
NET GAIN (LOSS) ON INVESTMENTS..............................      (405,600,512)
                                                               ----------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ................................    $ (353,881,193)
                                                               ================

(1) Net of foreign taxes withheld of $14,493,693.

    The accompanying notes are an integral part of the financial statements.


48
------------
FORTY-EIGHT



                                                      MID CAP             MID CAP            SMALL CAP           SMALL CAP
                                                        FUND             VALUE FUND             FUND             VALUE FUND
                                                   ==============      ==============      ==============      ==============
INVESTMENT INCOME:
Interest.......................................   $     1,501,035         $    22,099     $        76,378       $     680,813
Dividends......................................         7,078,878             159,843             350,442           5,219,305
Other..........................................                 -                   -                   -                   -
                                                   --------------      --------------      --------------      --------------
TOTAL INVESTMENT INCOME........................         8,579,913             181,942             426,820           5,900,118

EXPENSES:
Advisory fees..................................        18,065,996             160,653           1,399,001           5,321,130
Transfer agent fees
     Investor Shares...........................         3,026,922             102,465             202,906             745,095
     Institutional Shares......................            23,442
Shareholder communications
     Investor Shares...........................           571,598              22,130              50,601              67,666
     Institutional Shares......................             6,450
Custodian fees.................................           258,686              19,798              52,038              84,662
Accounting fees................................            60,268              39,696              41,089              42,731
Professional fees..............................            87,619              18,687              28,617              49,547
Registration fees
     Investor Shares...........................           140,808              41,054              41,453              53,700
     Institutional Shares......................            40,920
Directors' fees................................            50,059                   -               6,189              14,225
Organizational costs...........................             5,671                   -                   -               7,073
Other operating expenses.......................            85,850               2,446              10,402              24,800
                                                   --------------      --------------      --------------      --------------
Total operating expenses before amounts
     waived or paid by the Adviser.............        22,424,289             406,929           1,832,296           6,410,629
Less amounts waived or paid by the Adviser.....                 -            (93,150)                   -                   -
                                                   --------------      --------------      --------------      --------------
NET EXPENSES...................................        22,424,289             313,779           1,832,296           6,410,629
                                                   --------------      --------------      --------------      --------------
NET INVESTMENT INCOME (LOSS)...................      (13,844,376)           (131,837)         (1,405,476)           (510,511)

NET REALIZED AND
UNREALIZED GAINS
(LOSSES) ON INVESTMENTS:
Net realized gain (loss) on:
     Investments...............................     (197,300,635)           (342,711)           4,119,870          27,382,101
     Foreign currency related transactions.....                 -                   -                   -                   -
                                                   --------------      --------------      --------------      --------------
                                                    (197,300,635)           (342,711)           4,119,870          27,382,101
Net increase (decrease) in unrealized
  appreciation on:
     Investments...............................     (147,245,296)            (17,524)        (24,760,188)          24,836,522
     Foreign currency related transactions.....                 -                   -                   -                   -
                                                   --------------      --------------      --------------      --------------
                                                    (147,245,296)            (17,524)        (24,760,188)          24,836,522
                                                   --------------      --------------      --------------      --------------
NET GAIN (LOSS) ON INVESTMENTS.................     (344,545,931)           (360,235)        (20,640,318)          52,218,623
                                                   --------------      --------------      --------------      --------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ...................    $(358,390,307)          $(492,072)       $(22,045,794)         $51,708,112
                                                   ==============      ==============      ==============      ==============

    The accompanying notes are an integral part of the financial statements.

                                                                              49
                                                                     -----------
                                                                      FORTY-NINE

ARTISAN FUNDS, INC.
Statements of Changes in Net Assets

                                                     INTERNATIONAL FUND
                                              ================================
                                                   YEAR               YEAR
                                                  ENDED               ENDED
                                                 6/30/02             6/30/01
                                              =============       =============
OPERATIONS:
Net investment income (loss)...............  $    51,719,319    $    25,519,340
Net realized gain (loss) on:
     Investments...........................    (393,817,449)      (637,643,745)
     Foreign currency related transactions.      (2,431,313)        (2,559,892)
Net increase (decrease) in unrealized
  appreciation/depreciation on:
     Investments...........................      (9,921,060)      (772,546,781)
     Foreign currency related transactions.          569,310          (143,487)
                                              --------------     --------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ...............    (353,881,193)    (1,387,374,565)

DISTRIBUTIONS PAID
TO SHAREHOLDERS:
Net investment income:
     Investor Shares.......................     (13,657,908)                  -
     Institutional Shares..................      (8,134,964)                  -
Net realized gains on investment
  transactions:
     Investor Shares.......................                -      (479,303,458)
     Institutional Shares..................                -      (161,918,593)
                                              --------------     --------------
TOTAL DISTRIBUTIONS PAID TO SHAREHOLDERS...     (21,792,872)      (641,222,051)

FUND SHARE ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM FUND SHARE ACTIVITIES ....    2,333,625,659      2,551,310,160
                                              --------------     --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS....    1,957,951,594        522,713,544
Net assets, beginning of period............    5,393,689,622      4,870,976,078
                                              --------------     --------------
NET ASSETS, END OF PERIOD..................   $7,351,641,216     $5,393,689,622
                                              ==============     ==============

(1) Fund inception date 3/28/01.

    The accompanying notes are an integral part of the financial statements.

50
------
FIFTY


                                                                   MID CAP FUND                          MID CAP VALUE FUND
                                                        ===================================     ===================================
                                                             YEAR                YEAR                YEAR               PERIOD
                                                            ENDED                ENDED              ENDED                ENDED
                                                           6/30/02              6/30/01            6/30/02            6/30/01(1)
                                                        ==============      ==============      ==============      ==============
OPERATIONS:
Net investment income (loss).....................      $  (13,844,376)      $  (3,981,819)       $   (131,837)        $   (12,756)
Net realized gain (loss) on:
     Investments.................................        (197,300,635)       (104,548,994)           (342,711)              76,594
     Foreign currency related transactions.......                    -                   -                   -                   -
Net increase (decrease) in unrealized
  appreciation/depreciation on:
     Investments.................................        (147,245,296)          61,360,940            (17,524)             841,965
     Foreign currency related transactions.......                    -                   -                   -                   -
                                                        --------------      --------------      --------------      --------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS .....................        (358,390,307)        (47,169,873)           (492,072)             905,803

DISTRIBUTIONS PAID
TO SHAREHOLDERS:
Net investment income:
     Investor Shares.............................                    -                   -                   -                   -
     Institutional Shares........................                    -                   -
Net realized gains on investment
  transactions:
     Investor Shares.............................                    -        (19,248,166)           (116,728)                   -
     Institutional Shares........................                    -         (3,749,681)
                                                        --------------      --------------      --------------      --------------
TOTAL DISTRIBUTIONS PAID TO SHAREHOLDERS.........                    -        (22,997,847)           (116,728)                   -

FUND SHARE ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM FUND SHARE ACTIVITIES ..........        1,117,916,637       1,390,998,425           9,367,318          12,318,074
                                                        --------------      --------------      --------------      --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS..........          759,526,330       1,320,830,705           8,758,518          13,223,877
Net assets, beginning of period..................        1,545,809,580         224,978,875          13,223,877                   -
                                                        --------------      --------------      --------------      --------------
NET ASSETS, END OF PERIOD........................       $2,305,335,910      $1,545,809,580         $21,982,395         $13,223,877
                                                        ==============      ==============      ==============      ==============




                                                                  SMALL CAP FUND                        SMALL CAP VALUE FUND
                                                        ===================================     ===================================
                                                             YEAR                YEAR                YEAR                YEAR
                                                            ENDED                ENDED              ENDED                ENDED
                                                           6/30/02              6/30/01            6/30/02              6/30/01
                                                        ==============      ==============      ==============      ==============
OPERATIONS:
Net investment income (loss).....................       $  (1,405,476)     $   (1,042,637)        $  (510,511)        $  1,553,665
Net realized gain (loss) on:
     Investments.................................            4,119,870         (7,928,378)          27,382,101          31,885,967
     Foreign currency related transactions.......                    -                   -                   -                   -
Net increase (decrease) in unrealized
  appreciation/depreciation on:
     Investments.................................         (24,760,188)           2,828,191          24,836,522          53,782,086
     Foreign currency related transactions.......                    -                   -                   -                   -
                                                        --------------      --------------      --------------      --------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS .....................         (22,045,794)         (6,142,824)          51,708,112          87,221,718

DISTRIBUTIONS PAID
TO SHAREHOLDERS:
Net investment income:
     Investor Shares.............................                    -                   -           (628,424)         (1,409,542)
     Institutional Shares........................
Net realized gains on investment
  transactions:
     Investor Shares.............................            (585,226)         (8,100,422)        (27,074,582)        (13,001,360)
     Institutional Shares........................
                                                        --------------      --------------      --------------      --------------
TOTAL DISTRIBUTIONS PAID TO SHAREHOLDERS.........            (585,226)         (8,100,422)        (27,703,006)        (14,410,902)

FUND SHARE ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM FUND SHARE ACTIVITIES ..........            9,184,203        (25,763,637)         139,200,888         125,871,818
                                                        --------------      --------------      --------------      --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS..........         (13,446,817)        (40,006,883)         163,205,994         198,682,634
Net assets, beginning of period..................          145,385,859         185,392,742         460,339,638         261,657,004
                                                        --------------      --------------      --------------      --------------
NET ASSETS, END OF PERIOD........................         $131,939,042        $145,385,859        $623,545,632        $460,339,638
                                                        ==============      ==============      ==============      ==============


    The accompanying notes are an integral part of the financial statements.

                                                                              51
                                                                      ----------
                                                                       FIFTY-ONE

ARTISAN FUNDS, INC.
Financial Highlights - For a share outstanding throughout each period



                                             NET ASSET          NET        NET REALIZED   TOTAL INCOME     DIVIDENDS
                                YEAR OR        VALUE        INVESTMENT    AND UNREALIZED  (LOSS) FROM      FROM NET
                                 PERIOD      BEGINNING        INCOME      GAIN (LOSS) ON   INVESTMENT     INVESTMENT
                                 ENDED       OF PERIOD        (LOSS)       INVESTMENTS     OPERATIONS       INCOME
------------------------------------------------------------------------------------------------------------------------------------
ARTISAN INTERNATIONAL FUND
                         -----------------------------------------------------------------------------------------------------------
INVESTOR                         6/30/02         $19.53      $ 0.15(1)        $(1.46)        $(1.31)        $(0.07)
SHARES                   -----------------------------------------------------------------------------------------------------------
                                 6/30/01          30.16        0.10(1)         (7.18)         (7.08)              -
                         -----------------------------------------------------------------------------------------------------------
                                 6/30/00          18.67      (0.03)(1)          12.08          12.05         (0.02)
                         -----------------------------------------------------------------------------------------------------------
                                 6/30/99          16.25        0.08(1)           2.62           2.70         (0.04)
                         -----------------------------------------------------------------------------------------------------------
                                 6/30/98          14.48        0.06(1)           3.04           3.10         (0.20)
                         -----------------------------------------------------------------------------------------------------------
                         -----------------------------------------------------------------------------------------------------------
INSTITUTIONAL                    6/30/02         $19.62      $ 0.18(1)        $(1.46)        $(1.28)        $(0.10)
SHARES                   -----------------------------------------------------------------------------------------------------------
                                 6/30/01          30.22        0.16(1)         (7.21)         (7.05)              -
                         -----------------------------------------------------------------------------------------------------------
                                 6/30/00          18.70        0.03(1)          12.09          12.12         (0.06)
                         -----------------------------------------------------------------------------------------------------------
                                 6/30/99          16.26        0.11(1)           2.62           2.73         (0.05)
                         -----------------------------------------------------------------------------------------------------------
                                 6/30/98          14.48        0.09(1)           3.04           3.13         (0.22)
                         -----------------------------------------------------------------------------------------------------------

ARTISAN MID CAP FUND
                         -----------------------------------------------------------------------------------------------------------
INVESTOR                         6/30/02         $26.43     $(0.19)(1)        $(4.11)        $(4.30)            $ -
SHARES                   -----------------------------------------------------------------------------------------------------------
                                 6/30/01          27.57      (0.13)(1)        0.02(6)         (0.11)              -
                         -----------------------------------------------------------------------------------------------------------
                                 6/30/00          16.67      (0.18)(1)          11.91          11.73              -
                         -----------------------------------------------------------------------------------------------------------
                                 6/30/99          13.69      (0.16)(1)           4.41           4.25              -
                         -----------------------------------------------------------------------------------------------------------
                                 6/30/98          10.00         (0.08)           4.56           4.48              -
                         -----------------------------------------------------------------------------------------------------------
                         -----------------------------------------------------------------------------------------------------------
INSTITUTIONAL                    6/30/02         $26.48     $(0.13)(1)        $(4.11)        $(4.24)            $ -
SHARES                   -----------------------------------------------------------------------------------------------------------
                                 6/30/01          27.57      (0.08)(1)        0.02(6)         (0.06)              -
                         -----------------------------------------------------------------------------------------------------------

ARTISAN MID CAP VALUE FUND
                         -----------------------------------------------------------------------------------------------------------
                                 6/30/02         $11.18     $(0.09)(1)        $(0.19)        $(0.28)            $ -
                         -----------------------------------------------------------------------------------------------------------
                              6/30/01(4)          10.00      (0.01)(1)           1.19           1.18              -
                         -----------------------------------------------------------------------------------------------------------

ARTISAN SMALL CAP FUND
                         -----------------------------------------------------------------------------------------------------------
                                 6/30/02         $13.99     $(0.13)(1)        $(1.81)        $(1.94)            $ -
                         -----------------------------------------------------------------------------------------------------------
                                 6/30/01          14.69      (0.09)(1)        0.05(6)         (0.04)              -
                         -----------------------------------------------------------------------------------------------------------
                                 6/30/00          11.09      (0.10)(1)           3.70           3.60              -
                         -----------------------------------------------------------------------------------------------------------
                                 6/30/99          14.66         (0.08)         (2.53)         (2.61)              -
                         -----------------------------------------------------------------------------------------------------------
                                 6/30/98          15.11         (0.10)           2.23           2.13              -
                         -----------------------------------------------------------------------------------------------------------

ARTISAN SMALL CAP VALUE FUND
                         -----------------------------------------------------------------------------------------------------------
                                 6/30/02         $13.05     $(0.01)(1)        $  1.16        $  1.15        $(0.01)
                         -----------------------------------------------------------------------------------------------------------
                                 6/30/01          10.63        0.05(1)           2.91           2.96         (0.05)
                         -----------------------------------------------------------------------------------------------------------
                                 6/30/00          10.59        0.06(1)           0.36           0.42         (0.03)
                         -----------------------------------------------------------------------------------------------------------
                                 6/30/99          11.37         (0.03)      (0.21)(6)         (0.24)              -
                         -----------------------------------------------------------------------------------------------------------
                              6/30/98(7)          10.00         (0.03)           1.40           1.37              -
                         -----------------------------------------------------------------------------------------------------------


(1)Computed based on average shares outstanding.
(2)The ratios of expenses to average net assets and net investment loss to average net assets exclude expenses paid by the adviser. Absent expenses paid by the adviser, the ratios of expenses to average net assets and net investment loss to average net assets would have been 2.12% and (1.25%) for the year ended June 30, 1999 and 3.64% and (2.41%) for the year ended June 30, 1998, respectively.
(3)Annualized. The ratios of expenses to average net assets and net investment loss to average net assets exclude expenses paid by the adviser. Absent expenses paid by the adviser, the ratios of expenses to average net assets and net investment loss to average net assets would have been 2.53% and (1.40%) for the year ended June 30, 2002 and 5.17% and (3.84%) for the year ended June 30, 2001, respectively.

    The accompanying notes are an integral part of the financial statements.

52
----------
FIFTY-TWO



                                                                                                         RATIO OF NET
               DISTRIBUTIONS                  NET ASSET                     NET ASSETS      RATIO OF      INVESTMENT
                 FROM NET                       VALUE                         END OF        EXPENSES     INCOME (LOSS)   PORTFOLIO
                 REALIZED         TOTAL          END             TOTAL        PERIOD       TO AVERAGE     TO AVERAGE      TURNOVER
                   GAINS      DISTRIBUTIONS   OF PERIOD         RETURN      (MILLIONS)     NET ASSETS     NET ASSETS        RATE
------------------------------------------------------------------------------------------------------------------------------------
ARTISAN INTERNATIONAL FUND
                 ------------------------------------------------------------------------------------------------------------------
INVESTOR              $ -        $(0.07)         $18.15         (6.7)%       $5,289.6          1.21%          0.82%         50.67%
SHARES           ------------------------------------------------------------------------------------------------------------------
                   (3.55)         (3.55)          19.53         (24.7)        3,907.1           1.22           0.45          72.01
                 ------------------------------------------------------------------------------------------------------------------
                   (0.54)         (0.56)          30.16           65.6        3,734.8           1.27         (0.10)          99.02
                 ------------------------------------------------------------------------------------------------------------------
                   (0.24)         (0.28)          18.67           17.4          943.9           1.38           0.59          79.41
                 ------------------------------------------------------------------------------------------------------------------
                   (1.13)         (1.33)          16.25           24.1          414.5           1.45           0.37         109.42
                 ------------------------------------------------------------------------------------------------------------------
                 ------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL         $ -        $(0.10)         $18.24         (6.5)%       $2,062.0          1.01%          1.01%         50.67%
SHARES           ------------------------------------------------------------------------------------------------------------------
                   (3.55)         (3.55)          19.62         (24.5)        1,486.6           1.03           0.70          72.01
                 ------------------------------------------------------------------------------------------------------------------
                   (0.54)         (0.60)          30.22           66.0        1,136.2           1.08           0.09          99.02
                 ------------------------------------------------------------------------------------------------------------------
                   (0.24)         (0.29)          18.70           17.6          179.6           1.17           0.68          79.41
                 ------------------------------------------------------------------------------------------------------------------
                   (1.13)         (1.35)          16.26           24.4           82.6           1.25           0.68         109.42
                 ------------------------------------------------------------------------------------------------------------------

ARTISAN MID CAP FUND
                 ------------------------------------------------------------------------------------------------------------------
INVESTOR              $ -            $ -         $22.13        (16.3)%       $1,855.5          1.22%        (0.77)%        121.14%
SHARES           ------------------------------------------------------------------------------------------------------------------
                   (1.03)         (1.03)          26.43          (0.6)        1,333.6           1.31         (0.52)         153.95
                 ------------------------------------------------------------------------------------------------------------------
                   (0.83)         (0.83)          27.57           72.9          225.0           1.40         (0.79)         245.69
                 ------------------------------------------------------------------------------------------------------------------
                   (1.27)         (1.27)          16.67           35.8           43.3        2.00(2)      (1.13)(2)         202.84
                 ------------------------------------------------------------------------------------------------------------------
                   (0.79)         (0.79)          13.69           46.1           12.8        2.00(2)      (0.77)(2)         235.65
                 ------------------------------------------------------------------------------------------------------------------
                 ------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL         $ -            $ -         $22.24        (16.0)%         $449.8          1.02%        (0.56)%        121.14%
SHARES           ------------------------------------------------------------------------------------------------------------------
                   (1.03)         (1.03)          26.48          (0.4)          212.2           1.08         (0.29)         153.95
                 ------------------------------------------------------------------------------------------------------------------

ARTISAN MID CAP VALUE FUND
                 ------------------------------------------------------------------------------------------------------------------
                  $(0.08)        $(0.08)         $10.82         (2.4)%          $22.0       1.95%(3)     (0.82)%(3)        167.70%
                 ------------------------------------------------------------------------------------------------------------------
                        -              -          11.18        11.8(5)           13.2        1.84(3)      (0.52)(3)       40.72(5)
                 ------------------------------------------------------------------------------------------------------------------

ARTISAN SMALL CAP FUND
                 ------------------------------------------------------------------------------------------------------------------
                  $(0.06)        $(0.06)         $11.99        (13.9)%         $131.9          1.31%        (1.00)%        139.72%
                 ------------------------------------------------------------------------------------------------------------------
                   (0.66)         (0.66)          13.99            0.1          145.4           1.34         (0.68)         147.13
                 ------------------------------------------------------------------------------------------------------------------
                        -              -          14.69           32.5          185.4           1.35         (0.79)         193.76
                 ------------------------------------------------------------------------------------------------------------------
                   (0.96)         (0.96)          11.09         (17.0)          174.6           1.37         (0.67)         155.38
                 ------------------------------------------------------------------------------------------------------------------
                   (2.58)         (2.58)          14.66           14.7          304.1           1.33         (0.74)         134.67
                 ------------------------------------------------------------------------------------------------------------------

ARTISAN SMALL CAP VALUE FUND
                 ------------------------------------------------------------------------------------------------------------------
                  $(0.71)        $(0.72)         $13.48           9.7%         $623.5          1.20%        (0.10)%         33.59%
                 ------------------------------------------------------------------------------------------------------------------
                   (0.49)         (0.54)          13.05           28.8          460.3           1.20           0.45          40.77
                 ------------------------------------------------------------------------------------------------------------------
                   (0.35)         (0.38)          10.63            4.2          261.7           1.35           0.60          38.19
                 ------------------------------------------------------------------------------------------------------------------
                   (0.54)         (0.54)          10.59          (1.0)           77.8           1.66         (0.45)          49.29
                 ------------------------------------------------------------------------------------------------------------------
                        -              -          11.37        13.7(5)           47.2        1.93(8)      (0.50)(8)       52.58(5)
                 ------------------------------------------------------------------------------------------------------------------

(4)For the period from commencement of operations (March 28, 2001) through June 30, 2001.
(5)Not annualized.
(6)The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of fund shares.
(7)For the period from commencement of operations (September 29, 1997) through June 30, 1998.
(8)Annualized.

    The accompanying notes are an integral part of the financial statements.

                                                                              53
                                                                    ------------
                                                                     FIFTY-THREE

ARTISAN FUNDS, INC.
Notes to Financial Statements - June 30, 2002

(1)  ORGANIZATION:
     Artisan Funds, Inc. ("Artisan Funds") was incorporated on January 5, 1995, as a Wisconsin corporation and is registered under the Investment Company Act of 1940, as amended. Artisan Funds is a series comprised of six open-end, diversified mutual funds (each a "Fund" and collectively the "Funds"):
     Artisan International Fund ("International Fund"), Artisan International Small Cap Fund ("International Small Cap Fund"), Artisan Mid Cap Fund ("Mid Cap Fund"), Artisan Mid Cap Value Fund ("Mid Cap Value Fund"), Artisan Small Cap Fund ("Small Cap Fund") and Artisan Small Cap Value Fund ("Small Cap Value Fund"). International Fund, International Small Cap Fund, Mid Cap Fund, Mid Cap Value Fund, Small Cap Fund and Small Cap Value Fund commenced operations on December 28, 1995, December 21, 2001, June 27, 1997, March 28, 2001, March 28, 1995 and September 29, 1997, respectively. The Annual Report to Shareholders for the International Small Cap Fund is available under separate cover.

     Each Fund offers shares of capital stock of the class designated Investor Shares. The International Fund and Mid Cap Fund began offering a second class of capital shares, Institutional Shares, effective July 1, 1997 and July 1, 2000, respectively. On July 3, 2000, 2,232,499 Mid Cap Fund Investor Shares (with a net asset value of $61,550,008) were transferred to Mid Cap Fund Institutional Shares. Institutional Shares are sold to institutional investors meeting certain minimum investment requirements. Each class of shares has equal rights with respect to portfolio assets and voting privileges. Each class has exclusive voting rights with respect to any matters involving only that class. Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares. Expenses attributable to a particular class of shares, such as transfer agency fees, shareholder communication expenses and registration fees are allocated directly to that class.

     Each class of the Funds has an indefinite number of shares authorized with a $0.01 par value.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
     The following is a summary of significant accounting policies of the Funds, which are in accordance with accounting principles generally accepted in the United States of America.

     (a) Security valuation - Each security is valued at the last sales price reported by the principal securities exchange on which the issue is traded, or if no sale is reported on the principal exchange, the last sale on a secondary exchange. The last bid price reported is utilized if no sales have taken place. Securities for which prices are not readily available, or for which management believes that the latest sales or bid price does not reflect a fair value of the security, are valued at a fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Short-term investments maturing within sixty days of their purchase date are valued at amortized cost, which approximates market.

          The International Fund, Mid Cap Fund, Mid Cap Value Fund, Small Cap Fund and Small Cap Value Fund each own securities at June 30, 2002 which have been valued at a fair value as determined using procedures established by the Funds' Board of Directors, aggregating $1,242,000, $95,485,034, $448,320, $9,400,978 and $63,288,764, respectively, representing 0.02%, 4.14%, 2.04%, 7.13% and 10.15% of total net assets, respectively.

54
-----------
FIFTY-FOUR

-----------------------------------------------NOTES TO FINANCIAL STATEMENTS----

     (b) Income taxes - No provision has been made for federal income taxes since each Fund intends to 1) comply with all provisions of the Internal Revenue Code applicable to regulated investment companies and
          2) distribute to its shareholders substantially all of its taxable income as well as realized gains from the sale of investment securities. The Funds may utilize earnings and profits distributed to shareholders on redemption of Fund shares as part of the dividends paid deduction.
     (c) Portfolio transactions - Security and shareholder transactions are recorded on trade date. Net realized gains and losses on securities are computed on specific security lot identification.

     (d) Foreign currency translation - Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange on the day of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

          The International Fund enters into forward currency contracts to hedge the foreign currency exposure on open payables and receivables. The forward currency contracts are recorded at market value and any related realized and unrealized gains and losses are reported as foreign currency related transactions for financial reporting purposes. For tax purposes, these foreign exchange gains and losses are treated as ordinary income or loss. The International Fund could be exposed to loss if the counterparties fail to perform under these contracts.

     (e) Repurchase agreements - The Funds may enter into repurchase agreements with institutions that Artisan Partners Limited Partnership ("the Adviser") has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Repurchase agreements are recorded at cost and are collateralized in an amount greater than or equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Funds would suffer a loss.

     (f) Securities lending - During the year ended June 30, 2002 the International Fund entered into several securities lending transactions with approved borrowers. Income of $5,874,437 from securities lending activities is included in Other Income on the Statement of Operations. As of June 30, 2002 there were no securities on loan. The International Fund's risks in entering into securities lending arrangements are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, the Fund may experience delays in selling collateral or the collateral may not be sufficient to cover the value of securities lent.

     (g) Use of estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     (h) Other - Dividend income is recorded on the ex-dividend date, except that certain dividends from private placements and foreign securities are recorded as soon as the information becomes available to the Funds. Interest income is reported on the accrual basis. Distributions to shareholders are recorded on the ex-dividend date. Permanent financial reporting and tax differences have been reclassified in the capital accounts.

                                                                              55
                                                                     -----------
                                                                      FIFTY-FIVE

----NOTES TO FINANCIAL STATEMENTS-----------------------------------------------

(3)  TRANSACTIONS WITH AFFILIATES:
     The Adviser, with which certain officers and directors of Artisan Funds are affiliated, provides investment advisory and administrative services to the Funds. In exchange for these services, each Fund pays a monthly management fee to the Adviser as follows:

                    Average Daily Net Assets           Annual Rate
                    ----------------------------       ------------
                    Less than $500 million                 1.000%
                    $500 million to $750 million           0.975
                    $750 million to $1 billion             0.950
                    Greater than $1 billion                0.925

     Shares of Artisan Funds are offered for sale by Artisan Distributors LLC ("Distributors"). Distributors is wholly-owned by the Adviser. All distribution expenses relating to the Funds are paid by the Adviser.

     Each Fund also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and reports. The Adviser has voluntarily undertaken to reimburse the Mid Cap Value Fund for any ordinary operating expenses in excess of 2.00% of average daily net assets annually.

     Each director who is not an interested person of Artisan Funds or the Adviser receives an annual retainer fee of $46,000, plus a fee for each board or committee meeting attended (other than a committee meeting held on the same day as a board meeting) of $1,000 for an in-person meeting and $500 for a telephonic meeting as well as reimbursement of expenses related to his duties as a director of Artisan Funds. In addition, each chairman of a board committee who is a non-interested director receives a supplemental annual retainer of $3,000. These fees are generally allocated to each Fund in proportion to their net assets. Directors' fees for the Mid Cap Value Fund have been waived through June 30, 2002.

(4)  ORGANIZATIONAL COSTS:
     Organizational costs incurred prior to July 1, 1998 are amortized over sixty months. These expenses were paid by the Adviser and will be reimbursed by the Funds over the same time period.

(5)  LINE OF CREDIT ARRANGEMENTS:
     Artisan Funds is party to a line of credit agreement with State Street Bank and Trust Company, under which each Fund may borrow up to the lesser of 10% of its net assets or $100 million, provided that the aggregate borrowings by all Funds may not exceed $100 million. Artisan Funds pays a commitment fee of 0.10% on the unused portion of the line of credit. This fee is allocated to each Fund based on relative net assets. Interest is charged on any borrowings at the current Federal funds rate plus 0.50%. The use of the line of credit is generally restricted to temporary borrowing for extraordinary or emergency purposes. There were minimal borrowings under the line of credit during the year ended June 30, 2002. At June 30, 2002 there were no borrowings outstanding under the line of credit.

(6)  INVESTMENT TRANSACTIONS:
     The cost of securities purchased and the proceeds from the sale of securities (excluding short-term securities) for the year ended June 30, 2002 were as follows:

          Fund             Security Purchases      Security Sales
          ---------------  ------------------     ---------------
          International        $5,208,400,695      $2,903,765,110
          Mid Cap               3,188,026,544       2,175,096,909
          Mid Cap Value            32,656,975          24,196,064
          Small Cap               200,217,440         188,606,010
          Small Cap Value         283,483,880         162,843,058

56
----------
FIFTY-SIX

-----------------------------------------------NOTES TO FINANCIAL STATEMENTS----

(7)  INFORMATION FOR FEDERAL INCOME TAX PURPOSES:

                                                                             Net Unrealized
                                           Gross             Gross           Appreciation/
                     Cost of            Unrealized         Unrealized        (Depreciation)       Undistributed      Undistributed
Fund               Investments         Appreciation       Depreciation       on Investments      Ordinary Income    Long-Term Gain
---------------  ---------------      ---------------   ---------------     ---------------      ---------------    ---------------
International    $7,610,082,690        $430,968,310      $(740,900,994)      $(309,932,684)         $50,300,554        $          -
Mid Cap           2,364,804,969         170,970,408       (244,234,562)        (73,264,154)                   -                   -
Mid Cap Value        21,314,900           1,643,191           (863,854)             779,337                   -                   -
Small Cap           133,763,700          15,346,886        (18,383,527)         (3,036,641)                   -             628,280
Small Cap Value     537,433,930         103,527,845        (21,410,581)          82,117,264           6,317,887          16,277,528


  The difference between cost amounts for financial reporting and tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

  The tax components of dividends and long-term capital gain distributions paid during the year ended June 30, 2002, capital loss carryovers as of June 30, 2002, and tax-basis post-October loss deferrals (recognized for tax purposes on July 1, 2002) are as follows:

                 Ordinary    Long-Term   Net Capital  Capital Loss
                  Income    Capital Gain    Loss        Carryover  Post-October
Fund            Dividends  Distributions  Carryovers*  Expiration     Losses
------------    ----------   ----------  ----------    ----------   ----------
International  $21,792,872     $     -   $116,228,014      2009   $208,165,614
                                          694,241,382      2010
Mid Cap                  -           -    178,010,588      2010    102,914,096
Mid Cap Value      116,728           -        358,393      2010         23,485
Small Cap                -     585,226              -         -              -
Small Cap Value 17,112,270  10,590,736              -         -              -

  *Capital gain distributions will resume in the future to the extent gains are realized in excess of the available carryforwards.


  OTHER TAX INFORMATION (UNAUDITED)
  For the year ended June 30, 2002, of the ordinary income dividends paid by the Mid Cap Value Fund and Small Cap Value Fund, 11% and 19%, respectively, are eligible for the dividends received deduction.

  Each Fund hereby designates the following amounts as long-term capital gain distributions for purposes of the dividends paid deduction. This data is informational only. Every year in January, shareholders are sent a Form 1099-DIV representing their portion of capital gain distributions on a calendar year basis to be reported on their income tax returns.

                        Long-Term Capital Gains
                       ------------------------
  Small Cap Fund            $    907,741
  Small Cap Value Fund        12,121,608

  The amounts above include earnings and profits distributed to shareholders on redemptions of Fund shares.

                                                                              57
                                                                    ------------
                                                                     FIFTY-SEVEN

----NOTES TO FINANCIAL STATEMENTS-----------------------------------------------

(8)  FUND SHARE ACTIVITIES:
     Capital share transactions for the Funds were as follows:


                                                     INTERNATIONAL FUND
                                                 ===========================
                                                 INVESTOR      INSTITUTIONAL
YEAR ENDED JUNE 30, 2002                          SHARES           SHARES
==========================================     ============     ============
Proceeds from shares issued.............     $ 5,291,916,630    $ 804,083,587
Net asset value of shares issued in
  reinvestment of distributions  .......          12,195,555        7,337,783
Cost of shares redeemed.................     (3,654,275,679)    (127,632,217)
                                            ---------------- ----------------
Net increase (decrease) from fund
     share activities...................     $ 1,649,836,506    $ 683,789,153
                                            ================ ================


Shares sold.............................         291,977,419       44,007,369
Shares issued in reinvestment
     of distributions...................             684,758          410,620
Shares redeemed.........................       (201,323,845)      (7,126,579)
                                            ---------------- ----------------
Net increase (decrease) in capital shares         91,338,332       37,291,410
                                            ================ ================


                                                     INTERNATIONAL FUND
                                                 ===========================
                                                 INVESTOR      INSTITUTIONAL
YEAR ENDED JUNE 30, 2001                          SHARES           SHARES
==========================================     ============     ============
Net asset value of shares transferred...
Proceeds from shares issued.............      $4,473,567,464  $   795,518,272
Net asset value of shares issued in
  reinvestment of distributions  .......         454,153,202      156,791,262
Cost of shares redeemed.................     (3,232,410,045)     (96,309,995)
                                            ---------------- ----------------
Net increase (decrease) from fund
     share activities...................      $1,695,310,621  $   855,999,539
                                            ================ ================


Shares transferred......................
Shares sold.............................         197,800,020       34,944,346
Shares issued from reinvestment
     of distributions...................          20,928,718        7,202,171
Shares redeemed.........................       (142,470,095)      (3,947,922)
                                            ---------------- ----------------
Net increase (decrease) in capital shares         76,258,643       38,198,595
                                            ================ ================

58
------------
FIFTY-EIGHT


                                                                                     MID CAP         SMALL CAP         SMALL CAP
                                                         MID CAP FUND              VALUE FUND           FUND          VALUE FUND
                                                 ============================    ==============    ==============   ==============
                                                 INVESTOR       INSTITUTIONAL       INVESTOR         INVESTOR          INVESTOR
YEAR ENDED JUNE 30, 2002                          SHARES           SHARES            SHARES           SHARES            SHARES
============================================   ============     ============     ==============   ==============    ==============
Proceeds from shares issued................   $1,658,139,576     $320,452,227       $14,758,493     $ 55,591,745    $  260,487,987
Net asset value of shares issued in
  reinvestment of distributions  ..........                -                -           117,076          575,069        26,165,517
Cost of shares redeemed....................    (838,081,569)     (22,593,597)       (5,508,251)     (46,982,611)     (147,452,616)
                                              --------------   --------------    --------------   --------------    --------------
Net increase (decrease) from fund
     share activities......................  $   820,058,007     $297,858,630      $  9,367,318    $   9,184,203     $ 139,200,888
                                              ==============   ==============    ==============   ==============    ==============


Shares sold................................       68,336,403       13,136,926         1,365,659        4,208,106        20,102,864
Shares issued in reinvestment
     of distributions......................                -                -            12,117           46,227         2,226,852
Shares redeemed............................     (34,975,059)        (921,123)         (528,280)      (3,639,075)      (11,349,245)
                                              --------------   --------------    --------------   --------------    --------------
Net increase (decrease) in capital shares..       33,361,344       12,215,803           849,496          615,258        10,980,471
                                              ==============   ==============    ==============   ==============    ==============




                                                                                     MID CAP         SMALL CAP         SMALL CAP
                                                         MID CAP FUND              VALUE FUND           FUND          VALUE FUND
                                                 ============================    ==============    ==============   ==============
                                                 INVESTOR       INSTITUTIONAL       INVESTOR         INVESTOR          INVESTOR
YEAR ENDED JUNE 30, 2001                          SHARES           SHARES            SHARES           SHARES            SHARES
============================================   ============     ============     ==============   ==============    ==============
Net asset value of shares transferred......   $ (61,550,008)     $ 61,550,008
Proceeds from shares issued................    1,641,785,894      159,249,857       $14,614,854     $ 39,669,829      $194,412,076
Net asset value of shares issued in
  reinvestment of distributions  ..........       18,694,286        3,697,764                 -        7,968,833        14,078,427
Cost of shares redeemed....................    (424,952,905)      (7,476,471)       (2,296,780)     (73,402,299)      (82,618,685)
                                              --------------   --------------    --------------   --------------    --------------
Net increase (decrease) from fund
     share activities......................   $1,173,977,267     $217,021,158       $12,318,074    $(25,763,637)      $125,871,818
                                              ==============   ==============    ==============   ==============    ==============


Shares transferred.........................      (2,232,499)        2,232,499
Shares sold................................       60,053,283        5,932,913         1,392,060        2,961,641        16,390,883
Shares issued from reinvestment
     of distributions......................          669,087          132,252                 -          610,638         1,286,876
Shares redeemed............................     (16,183,492)        (283,720)         (209,675)      (5,798,183)       (7,016,513)
                                              --------------   --------------    --------------   --------------    --------------
Net increase (decrease) in capital shares..       42,306,379        8,013,944         1,182,385      (2,225,904)        10,661,246
                                              ==============   ==============    ==============   ==============    ==============




                                                                              59
                                                                     -----------
                                                                      FIFTY-NINE

PRICEWATERHOUSECOOPERS (LOGO)
--------------------------------------------------------------------------------
                                                  PRICEWATERHOUSECOOPERS LLP
                                                  100 East Wisconsin Avenue
                                                  Suite 1500
                                                  Milwaukee WI 53202
                                                  Telephone (414) 212 1600

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Artisan Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Artisan International Fund, Artisan Mid Cap Fund, Artisan Mid Cap Value Fund, Artisan Small Cap Fund and Artisan Small Cap Value Fund (five of the portfolios constituting Artisan Funds, Inc., hereafter referred to as the "Funds") at June 30, 2002, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

July 31, 2002

60
------
SIXTY

-----------------------------------------------------------------------NOTES----

--------------------------------------------------------------------------------
                         NOTES ON PORTFOLIO STATISTICS
The letters to shareholders included in this Annual Report include statistical information about the portfolios of each of the Artisan Funds. That information is as of June 30, 2002; it varies with changes in a Fund's portfolio investments.

                      DEFINITIONS OF PORTFOLIO STATISTICS
MEDIAN MARKET CAP provides a measure of the market capitalization value of the companies in a portfolio. Market capitalization is the aggregate value of all a company's outstanding equity securities. Equal numbers of companies in the portfolio have market capitalizations higher and lower than the median. MEDIAN PRICE/BOOK VALUE measures the median ratio of portfolio stock prices to each stock's book value of equity per share. WEIGHTED AVERAGE MARKET CAP is the average of the market capitalizations of the companies in the portfolio weighted by the size of each company's position within the portfolio. Market capitalization is the aggregate value of all of a company's outstanding equity securities. WEIGHTED AVERAGE GROWTH RATE is the average of the 3-5 year forecasted growth rates of each company in the portfolio, weighted by the size of the company's position within the portfolio. WEIGHTED AVERAGE P/E is the harmonic average, which measures the price/earnings ratio of the Fund, excluding negative earners, weighted by the size of the company's position within the portfolio. The earnings figures used are estimates for the current calendar year.

                            DESCRIPTIONS OF INDICES
Each Fund's performance is compared in this report to changes in at least two indices - a broad-based index of changes in prices of securities in the market in which the Fund invests and a peer group index of other mutual funds that are grouped by Lipper, Inc., an independent monitor of mutual fund performance, in the same general grouping as the Fund. All of the indices are unmanaged and do not include the payment of sales commissions or other expenses that would be incurred in the purchase/sale of the securities included in the index. All the index returns include reinvested dividends.

The indices to which the Funds are compared are

ARTISAN INTERNATIONAL FUND - MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX
(EAFE) includes net reinvested dividends for companies throughout the world, excluding the U.S. and Canada, in proportion to world stock market capitalization. EAFE's average annual return since inception of the Fund is based upon a starting date of December 31, 1995.

ARTISAN MID CAP FUND - RUSSELL MIDCAP/R INDEX is a market-weighted index that measures the performance of the 800 smallest companies in the Russell 1000R Index, an index of the largest 1,000 U.S. companies.

ARTISAN MID CAP VALUE FUND - RUSSELL MIDCAP/R INDEX is a market-weighted index that measures the performance of the 800 smallest companies in the Russell 1000R Index, an index of the largest 1,000 U.S. companies. The RUSSELL MIDCAP/R VALUE INDEX measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

ARTISAN SMALL CAP FUND - RUSSELL 2000/R INDEX is a market-weighted index of about 2000 small companies.

ARTISAN SMALL CAP VALUE FUND - RUSSELL 2000/R INDEX is a market-weighted index of about 2000 small companies. The RUSSELL 2000/R VALUE INDEX measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Each LIPPER INDEX reflects the net asset weighted returns of the 30 largest mutual funds grouped by Lipper in the category reflected in the name of the index. Artisan International Fund, Artisan Mid Cap Fund and Artisan Small Cap Value Fund are included in their respective Lipper indices.

                             MORNINGSTAR/R RATINGS
Morningstar data/R 2002, Morningstar, Inc. All Rights Reserved. Morningstar data contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM which is based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance, including the effects of sales charges, loads, and redemption fees, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. Ratings are for the Fund's Investor Shares; other classes may vary.

                                   TRADEMARKS
Trademarks and copyrights relating to the indexes mentioned in this report are owned by: Russell indexes: The Frank Russell Company; MSCI EAFE: Morgan Stanley & Co.; and Lipper indexes: Reuters Funds Information Limited (a United Kingdom corporation). Morningstar/R and Morningstar Overall RatingTM are owned by Morningstar Inc. Except as otherwise indicated, the trademarks, including names, logos, slogans and service marks appearing in this report are the property of Artisan Partners Limited Partnership and may not be copied, reproduced, published or in any way used without written permission.
--------------------------------------------------------------------------------

                                                                              61
                                                                      ----------
                                                                       SIXTY-ONE

DIRECTORS AND OFFICERS

The board of directors has overall responsibility for the conduct of the affairs of Artisan Funds. Each director serves an indefinite term of unlimited duration until the next annual meeting of shareholders and until the election and qualification of his or her successor. The board of directors may fill any vacancy on the board provided that after such appointment, at least two-thirds of the directors have been elected by the shareholders. The shareholders may remove a director by a vote of a majority of the outstanding shares of the Funds at any meeting of shareholders called for the purpose of removing such director.

The board of directors elects the officers of Artisan Funds. Each officer serves until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed or disqualified. The board of directors may remove any officer with or without cause at any time.

The names and ages of the directors and officers, the position each holds with the Funds, the date each was first elected to office, their principal business occupations and other directorships they have held during the last five years are shown below.


------------------------------------------------------------------------------------------------------------------------------------
                                                    DATE FIRST
                            POSITIONS               ELECTED OR
NAME AND AGE                HELD                     APPOINTED        PRINCIPAL OCCUPATIONS
AT 8/01/02                  WITH FUNDS               TO OFFICE        DURING PAST 5 YEARS             OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
                                              DIRECTORS WHO ARE "INTERESTED PERSONS"*
------------------------------------------------------------------------------------------------------------------------------------
                            Director, Chairman of                     Managing Director of Artisan
Andrew A. Ziegler - 44      the Board and Chief       1/5/95          Partners; Chairman of the       None.
                            Executive Officer                         Board and President of
                                                                      Artisan Distributors.
------------------------------------------------------------------------------------------------------------------------------------
                            Director and                              Managing Director of Artisan    Director, Heidrick &
Carlene Murphy Ziegler - 46 Vice President            3/27/95         Partners and Portfolio          Struggles International,
                                                                      Co-Manager of Artisan           Inc. (executive search firm).
                                                                      Small Cap Fund; President
                                                                      of Artisan Funds (1995-1999).
------------------------------------------------------------------------------------------------------------------------------------
                                             DIRECTORS WHO ARE NOT "INTERESTED PERSONS"
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Partner of the law firm         Director, Northwestern Mutual
David A. Erne - 59          Director                  3/27/95         Reinhart Boerner Van Deuren     Life Insurance Company
                                                                      S.C., Milwaukee, WI.            (life insurance, disability
                                                                                                      insurance and annuity
                                                                                                      company).
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Chairman of the Board and       None.
Thomas R. Hefty - 55        Director                  3/27/95         Chief Executive Officer
                                                                      of Cobalt Corporation
                                                                      (provider of managed care
                                                                      and specialty business
                                                                      services).
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Chairman of the Board           Director, Johnson Controls,
Jeffrey A. Joerres - 42     Director                  8/9/01          (since May 2001), President     Inc. (manufacturer of
                                                                      and Chief Executive Officer     automotive systems and
                                                                      (since April 1999) of           building controls).
                                                                      Manpower, Inc. (non-
                                                                      governmental employment
                                                                      service organization);
                                                                      formerly, Senior Vice
                                                                      President, European
                                                                      Operations and Global
                                                                      Account Management and
                                                                      Development of Manpower, Inc.
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Retired. Until November         Director, Jefferson Pilot
Patrick S. Pittard - 56     Director                  8/9/01          2001, Chairman of the Board,    Corporation (individual
                                                                      President and Chief Executive   and group life insurance
                                                                      Officer of Heidrick & Struggles and annuity company).
                                                                      International, Inc. (executive
                                                                      search firm); Chairman of the
                                                                      Board, The University of
                                                                      Georgia Foundation.
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Chairman of the Board,          Director, Franklin Electric
Howard B. Witt - 62         Director                  3/27/95         President and Chief Executive   Co., Inc. (manufacturer of
                                                                      Officer of Littelfuse, Inc.     electric motors).
                                                                      (manufacturer of advanced
                                                                      circuit protection devices).
------------------------------------------------------------------------------------------------------------------------------------



* Mr. Ziegler and Ms. Ziegler are married to each other. Mr. and Ms. Ziegler are "interested persons" of Artisan Funds, as defined in the Investment Company Act of 1940, because each is a Managing Director of Artisan Partners, the investment adviser to Artisan Funds. As officers of Artisan Investment Corporation (an entity incorporated for the sole purpose of acting as general partner to Artisan Partners), Mr. and Ms. Ziegler manage Artisan Partners. Mr. Ziegler is also President of Artisan Distributors, Artisan Funds' principal underwriter.

  The business address of the officers and directors affiliated with Artisan Partners is 1000 North Water Street, Suite 1770, Milwaukee, Wisconsin 53202. The addresses of the other directors are: Mr. Erne - 1000 N. Water Street, Milwaukee, Wisconsin 53202; Mr. Hefty - 401 W. Michigan Street, Milwaukee, Wisconsin, 53203; Mr. Joerres - 5301 North Ironwood, Milwaukee, Wisconsin 53217; Mr. Pittard - 20 Cates Ridge, Atlanta, Georgia 30327; and Mr. Witt - 800 E. Northwest Highway, Des Plaines, Illinois 60016.

62
----------
SIXTY-TWO


------------------------------------------------------------------------------------------------------------------------------------
                                                    DATE FIRST
                            POSITIONS               ELECTED OR
NAME AND AGE                HELD                     APPOINTED        PRINCIPAL OCCUPATIONS
AT 8/01/02                  WITH FUNDS               TO OFFICE        DURING PAST 5 YEARS             OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
                                                      OFFICERS OF ARTISAN FUNDS
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Managing Director of Artisan
Michael C. Roos - 44        President                 8/5/99          Partners; Vice President of     None.
                                                                      Artisan Distributors.
------------------------------------------------------------------------------------------------------------------------------------
                            Chief Financial                           Managing Director and Chief
Lawrence A. Totsky - 43     Officer and Treasurer     1/22/98         Financial Officer of Artisan    None.
                                                                      Partners; Vice President,
                                                                      Chief Financial Officer
                                                                      and Treasurer of Artisan
                                                                      Distributors; prior to
                                                                      joining Artisan Partners in
                                                                      1998, Senior Vice President
                                                                      and Director of Mutual Fund
                                                                      Administration, Strong
                                                                      Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
                            General Counsel                           Managing Director and General
Janet D. Olsen - 46         and Secretary             1/18/01         Counsel of Artisan Partners;    None.
                                                                      Vice President and Secretary
                                                                      of Artisan Distributors; prior
                                                                      to joining Artisan Partners in
                                                                      November 2000, Member of the
                                                                      law firm Bell, Boyd & Lloyd
                                                                      LLC, Chicago, IL.
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Managing Director of Artisan
Mark L. Yockey - 46         Vice President            4/23/96         Partners and Portfolio Manager  None.
                                                                      of Artisan International Fund
                                                                      and Artisan International
                                                                      Small Cap Fund.
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Senior Equity Trader for
Sandra J. Voss - 38         Vice President            3/27/95         Artisan Partners.               None.
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Managing Director of Artisan
Scott C. Satterwhite - 45   Vice President            7/31/97         Partners and Portfolio          None.
                                                                      Co-Manager of Artisan Mid
                                                                      Cap Value Fund and Artisan
                                                                      Small Cap Value Fund; prior
                                                                      to joining Artisan Partners
                                                                      in 1997, Senior Vice President
                                                                      and Portfolio Manager of
                                                                      Wachovia Corporation (bank
                                                                      holding company) and Portfolio
                                                                      Manager of Biltmore Special
                                                                      Values Fund, Personal Trust
                                                                      Portfolio Manager and Manager
                                                                      of the Georgia Personal Trust
                                                                      Portfolio Group.
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Managing Director of Artisan
Andrew C. Stephens - 38     Vice President            7/31/97         Partners and Portfolio Manager  None.
                                                                      of Artisan Mid Cap Fund; prior
                                                                      to joining Artisan Partners in
                                                                      1997, Portfolio Co-Manager of
                                                                      Strong Asset Allocation Fund,
                                                                      February 1993 through March
                                                                      1997, and Senior Research
                                                                      Analyst for Strong Common
                                                                      Stock Fund and Strong
                                                                      Opportunity Fund, prior
                                                                      thereto.
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Managing Director of Artisan
Marina T. Carlson - 38      Vice President            8/5/99          Partners and Portfolio          None.
                                                                      Co-Manager of Artisan Small
                                                                      Cap Fund; prior to joining
                                                                      Artisan Partners in 1999,
                                                                      Manager of Strong Mid Cap
                                                                      Disciplined Fund from its
                                                                      inception in December 1998
                                                                      through March 1999; Portfolio
                                                                      Co-Manager of Strong
                                                                      Opportunity Fund and Strong
                                                                      Common Stock Fund, prior
                                                                      thereto.
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Managing Director of Artisan
James C. Kieffer - 37       Vice President            1/27/00         Partners and Portfolio          None.
                                                                      Co-Manager of Artisan Mid Cap
                                                                      Value Fund and Artisan Small
                                                                      Cap Value Fund; from 1997 to
                                                                      2000, Research Analyst for
                                                                      Artisan Partners; from 1996
                                                                      to 1997, Research Analyst for
                                                                      McColl Partners (investment
                                                                      management firm); Research
                                                                      Analyst for Wachovia Investment
                                                                      Management, prior thereto.
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Managing Director of Artisan
N. David Samra - 38         Vice President            6/5/02          Partners and Portfolio Manager  None.
                                                                      of Artisan International Value
                                                                      Fund; from August 1997 to May
                                                                      2002, Portfolio Manager and
                                                                      Analyst for Harris Associates
                                                                      L.P. (investment management
                                                                      firm).
------------------------------------------------------------------------------------------------------------------------------------
                            Assistant Secretary                       Director of Client Accounting
Gregory K. Ramirez - 32     and Assistant Treasurer   1/22/98         and Administration of Artisan   None.
                                                                      Partners since January 2000
                                                                      and controller prior thereto;
                                                                      Assistant Treasurer of Artisan
                                                                      Distributors.
------------------------------------------------------------------------------------------------------------------------------------
                            Assistant Vice                            Compliance Officer, Artisan
Jevad Aslani - 41           President and             8/8/02          Partners, since January 2001;   None.
                            Assistant Secretary                       Compliance Officer, Strong
                                                                      Investments, Inc., before
                                                                      September 2000.
------------------------------------------------------------------------------------------------------------------------------------


                                                         ----------------
(LOGO)       ARTISAN FUNDS                                  PRSRT STD
ARTISAN      P.O. BOX 8412                                 U.S. POSTAGE
             BOSTON, MA 02266-8412                             PAID
             800.344.1770                                 Milwaukee, WI
             WWW.ARTISANFUNDS.COM                        PERMIT NO. 4134
                                                         ----------------


                                                                 8/26/02 - A2113

                                     (LOGO)
                                     ARTISAN
                               -----------------
                                     ANNUAL
                                     REPORT
                                ----------------

                                  JUNE 30, 2002

                               -----------------
                                     ARTISAN
                                  INTERNATIONAL
                                 SMALL CAP FUND
                             ---------------------

                                 INVESTOR SHARES

                              INVESTMENT MANAGEMENT
                           PRACTICED WITH INTELLIGENCE
                           AND DISCIPLINE IS AN ART(R)

----------------------------------------------------------TABLE OF CONTENTS----

TABLE OF CONTENTS

---------------------------------        ---------------------------------
    LETTER FROM THE PRESIDENT           12  STATEMENT OF CHANGES IN
---------------------------------           NET ASSETS
  1  A FEW HIGHLIGHTS TO NOTE           ---------------------------------
---------------------------------       13  FINANCIAL HIGHLIGHTS
  2  LETTER TO SHAREHOLDERS             ---------------------------------
---------------------------------       14  NOTES TO FINANCIAL STATEMENTS
  6  SCHEDULE OF INVESTMENTS            ---------------------------------
---------------------------------       16  NOTES ON PORTFOLIO STATISTICS
 10  STATEMENT OF ASSETS                ---------------------------------
     & LIABILITIES                      17  REPORT OF
---------------------------------           INDEPENDENT ACCOUNTANTS
 11  STATEMENT OF OPERATIONS            ---------------------------------
---------------------------------       18  DIRECTORS AND OFFICERS
---------------------------------       ---------------------------------

--------------------------------------------------------------TOTAL RETURNS----

                                                                        SINCE
                                                                YTD   INCEPTION
--------------------------------------------------------------------------------
ARTISAN INTERNATIONAL SMALL CAP FUND(inception 12/21/01) .....  4.17%    5.00%
-------------------------------------------------------------------------------
As of 6/30/02; not annualized.

PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS. IN TIMES OF MARKET VOLATILITY, A FUND'S RETURN MAY VARY GREATLY OVER SHORT PERIODS OF TIME AND MAY BE MATERIALLY DIFFERENT BY THE TIME YOU RECEIVE THIS REPORT. FOR MORE CURRENT PERFORMANCE INFORMATION, VISIT WWW.ARTISANFUNDS.COM OR CALL
800.344.1770. A FUND'S HISTORICAL PERFORMANCE, PARTICULARLY OVER SHORT TIME PERIODS, SHOULD NOT BE THE SOLE FACTOR IN AN INVESTMENT DECISION. INVESTORS SHOULD MAINTAIN REALISTIC EXPECTATIONS FOR FUTURE PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares in a Fund, when redeemed, may be worth more or less than their original cost.

ARTISAN INTERNATIONAL SMALL CAP FUND: Invests in the stocks of smaller non-U.S. companies, which tend to be more volatile than those of large and medium-sized companies, and have underperformed the stocks of large and medium-sized companies during some periods.

All of these risks are discussed in the Funds prospectus. Please read it carefully before you invest or send money.

--------------------------------------------------------------------------------

ARTISAN FUNDS
P.O. BOX 8412
BOSTON, MA 02266-8412

This report and the financial statements contained herein are provided for the general information of the shareholders of Artisan International Small Cap Fund. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. For more complete information on the Fund, including fees and expenses, please call 800.344.1770 or visit our website at WWW.ARTISANFUNDS.COM for a free prospectus. Read it carefully before you invest or send money.

Company discussions are for illustration only and are not intended as recommendations of individual stocks. The discussions present information about the companies believed to be accurate, and the views of the portfolio manager(s), as of June 30, 2002. That information and those views may change and the Fund disclaims any obligation to advise shareholders of any such changes.

Artisan Funds offered through Artisan Distributors LLC, member NASD.

                                     (PHOTO)
                                 MICHAEL C. ROOS
                                    President

"In uncertain markets like these, we believe the value of a long-term investment approach becomes especially critical. Time, after all, like diversification, can be an investor's ally."

Dear Fellow Shareholders,

The challenges investors have faced since Artisan International Small Cap Fund began operations December 21, 2001, are well documented. Included were a slowing economy and disappointing earnings; the aftermath of September 11; regional tensions in the Middle East and Kashmir; and accounting scandals and misdeeds by CEOs. While consumers generally held up most economies, their confidence clearly fell as the year evolved. Nonetheless, throughout this turbulent period, we believe the Fund managed to hold up well against both its index and peer group.

In uncertain markets like these, we believe the value of a long-term investment approach becomes especially critical. Time, after all, like diversification, can be an investor's ally. A long-term strategy with a diversified portfolio can position an investor to ride out market swings. It can also help investors avoid regrettable emotional decisions, be they trying to time the market or "throwing in the towel."

In this report, Artisan International Small Cap Fund Lead Portfolio Manager Mark Yockey will review the portfolio activities since the Fund began operations and comment on the management team's strategy. In addition to his comments, here are several things to note.

    o Artisan International Small Cap Fund, launched in December, has now attained a level of assets under management that makes it eligible to be included in the daily mutual fund quotation listings of the popular financial press.

    o As described in the prospectus, to maintain the small-cap nature of the Fund's investment approach, the Fund's Board of Directors expects to close Artisan International Small Cap Fund to most new investors when total Fund assets reach approximately $500 million.

    o To discourage short-term market timing activity, shares held 90 days or less are subject to a 2% redemption fee.

    o Shareholder service is an area where we've made an important advance. In October, direct shareholders will receive a redesigned account statement that provides more information in an easier-to-read, consolidated format. And to reduce mail clutter, shareholders with multiple accounts will be able to combine their own accounts with those sharing the same address into one envelope. Moreover, this new design will facilitate our ability to deliver statements electronically and add statement access to our website. You'll hear more about these developments later this year.

We believe these changes, and others we've made, enable us to better serve your needs. Thank you for your confidence in Artisan International Small Cap Fund. We value the trust you've placed in us and will continue to do our very best as we work to help you reach your investment goals.



                      Sincerely,

                      /S/ Michael C. Roos

                      Michael C. Roos
                      President

A FEW HIGHLIGHTS TO NOTE

---------------------------------------------------------BARRON'S INTERVIEW----

MARK YOCKEY DISCUSSES INVESTING IN
INTERNATIONAL SMALL-CAPS WITH BARRON'S
Artisan International Small Cap Fund Lead Portfolio Manager Mark Yockey discussed the investment opportunities he believes are available from international small-cap stocks in the July 29, 2002, issue of Barron's. The full text of the story may be accessed from the homepage of our website, WWW.ARTISANFUNDS.COM.

--------------------------------------------------------DAILY PRICE LISTING----

ARTISAN INTERNATIONAL SMALL CAP FUND
NOW ELIGIBLE FOR FINANCIAL PRESS LISTING
Artisan International Small Cap Fund, launched in December, has now attained a level of assets that makes it eligible to be included in the daily mutual fund quotation listings of the popular financial press.

-----------------------------------------------------NEW ACCOUNT STATEMENTS----

REDESIGNED STATEMENTS
TO OFFER MORE INFORMATION
We are redesigning the account statements to provide more account information in an easier to read format. Among the new features are:

    o Beginning and Ending balances for the statement period for all holdings and by account type in a Portfolio Summary.

    o  Transactions summarized by account type in a Portfolio Summary.

    o  Change in Value for the period by account type in a Portfolio Summary.

    o  Expanded IRA Contribution Summary.

Additionally, shareholders will have the ability to reduce the number of individual account statement envelopes they receive by:

    o  Combining the accounts they own into one statement envelope.

    o Combining the accounts of shareholders such as other family members into one statement envelope.

We plan to begin using the redesigned statements in our third-quarter mailing.

                       800.344.1770 o www.artisanfunds.com

                                                                            01
                                                                           ----
                                                                           ONE

ARTISAN
INTERNATIONAL
SMALL CAP FUND

----INVESTMENT APPROACH--------------------------------------------------------

Artisan International Small Cap Fund pursues long-term capital growth through a diversified portfolio of growth stocks of smaller international companies, concentrating on industries or themes that present accelerating growth prospects and companies well positioned to capitalize on that growth.

----PERFORMANCE----------------------------------------------------------------

"Despite volatility, international fundamentals, in our opinion, didn't change markedly during the first two full quarters the Fund was in operation. We believe this was especially true in Europe, where we have more than 60% of the portfolio's assets. In our view, the region's long-term growth potential is attractive..."

FOR CURRENT INFORMATION ABOUT THE FUND, PLEASE VISIT OUR WEBSITE,
WWW.ARTISANFUNDS.COM, OR CALL 800.344.1770.

As of June 30, 2002, Artisan International Small Cap Fund completed two full quarters of operation, having commenced operations on December 21, 2001. Since inception, the Fund gained 5.00%. Its benchmark, the MSCI EAFE Small Cap Index, rose 12.54%, and its peer group, as measured by the Lipper International Small-Cap Funds Index, was up 9.25%.


          GROWTH OF AN ASSUMED $10,000 INVESTMENT (12/21/01 to 6/30/02)

          ARTISAN INTERNATIONAL SMALL CAP FUND ($10,500)
          EAFE Small Cap Index ($11,254)
          Lipper International Small-Cap Funds Index ($10,925)
          EAFE Index ($10,079)


                     ARTISAN INTERNATIONAL      EAFE         Lipper International     EAFE
                        SMALL CAP FUND     Small Cap Index  Small-Cap Funds Index     Index


12/21/01 (Inception)         10,000             10,000              10,000           10,000
1/02                          9,620              9,978               9,999            9,701
2/02                          9,900             10,144              10,160            9,769
3/02                         10,490             10,806              10,645           10,298
4/02                         11,020             11,195              10,912           10,366
5/02                         11,090             11,692              11,271           10,497
6/02                         10,500             11,254              10,925           10,079

               TOTAL RETURNS (12/21/01 to 6/30/02 not annualized)
--------------------------------------------------------------------------------
                                                                      SINCE
FUND / INDEX                                   1-YEAR   3-YEAR      INCEPTION
--------------------------------------------------------------------------------
International Small Cap Fund                     N/A      N/A          5.00%
--------------------------------------------------------------------------------
EAFE Small Cap Index                             N/A      N/A         12.54
--------------------------------------------------------------------------------
Lipper International Small-Cap Funds Index       N/A      N/A          9.25
--------------------------------------------------------------------------------
EAFE Index                                       N/A      N/A          0.79
--------------------------------------------------------------------------------

PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS OR SALE OF FUND SHARES. IN TIMES OF MARKET VOLATILITY, THE FUND'S RETURN MAY VARY GREATLY OVER SHORT PERIODS OF TIME AND MAY BE MATERIALLY DIFFERENT BY THE TIME YOU RECEIVE THIS REPORT. FOR MORE CURRENT PERFORMANCE INFORMATION, VISIT WWW.ARTISANFUNDS.COM OR CALL 800.344.1770. INTERNATIONAL INVESTMENTS INVOLVE SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATION; SOMETIMES LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, DIFFERENT ACCOUNTING METHODS AND HIGHER TRANSACTION COSTS. ARTISAN INTERNATIONAL SMALL CAP FUND INVESTS IN THE STOCKS OF SMALLER NON-U.S. COMPANIES, WHICH TEND TO BE MORE VOLATILE THAN THOSE OF LARGE AND MEDIUM-SIZED COMPANIES, AND HAVE UNDERPERFORMED THE STOCKS OF LARGE AND MEDIUM SIZED COMPANIES DURING SOME PERIODS. THE FUND INVESTS IN GROWTH STOCKS, WHICH MAY FALL OUT OF FAVOR WITH INVESTORS AND UNDERPERFORM OTHER ASSET TYPES DURING A GIVEN PERIOD. THESE RISKS ARE DISCUSSED IN THE PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. A FUND'S HISTORICAL PERFORMANCE, PARTICULARLY OVER SHORT TIME PERIODS, SHOULD NOT BE THE SOLE FACTOR IN AN INVESTMENT DECISION. INVESTORS SHOULD MAINTAIN REALISTIC EXPECTATIONS FOR FUTURE PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. See page 16 for a description of each index. All index returns include reinvested dividends but do not include the payment of sales commissions or other expenses incurred in the purchase/sale of the securities included in the index.

 02
-----
 TWO

-----------------------------------------------------SINCE INCEPTION REVIEW----

We experienced a rally in overseas markets as we opened the Fund in December 2001, which made us cautious as we began to assemble the portfolio. We use a bottom-up investment process to choose well-managed growth companies and the rally pushed the valuations of many securities to levels we considered beyond reasonable.

We ended January, our first full month of operations, with roughly 84% of our assets invested in 29 stocks. Consumer staples, industrials and healthcare contributed strongly to our performance in February. In March, aided by rising international markets, the Fund posted an attractive gain, displaying strength across most market segments. For example, Schindler Holding, the second-largest maker of escalators and elevators in the world, and Signet Group, a U.K. jewelry retailer, were top gainers. However, non-U.S. equity markets ended the second quarter on a negative note.

For the since-inception period, our biggest gainer was C TWO-Network, a Japanese discount supermarket chain. Boosting its profits were good cost controls, a higher-margin product mix and solid growth in same-store sales. Recordati, based in Italy, makes pharmaceuticals and related chemicals. The stock rose on record earnings and good prospects for marketing its drugs in the United States. Spanish winemaker Baron de Ley rose on both a very good grape harvest and its potential as a takeover candidate by one of several aggressive competitors. Schindler Holding gained from its renewed focus on improving shareholder value through restructuring and stock buybacks. German cosmetics company Wella is the fastest-growing company in hair coloring. Its prospects also improved with acquisitions in the U.S. and Japan.



(PHOTO)
(STANDING L-R) LINDA BA, MARK YOCKEY (Lead Manager), CHARLES HAMKER. (SEATED L-R) STANLEY SHPETNER, MICHAEL CARRUTHERS


Good Ideas that worked                   %         Good ideas at the time                                                     %
                                         -                                                                                    -
C TWO-Network Co. .................... 35.1%       Telesp Celular Participacoes S.A. - Preferred........................... -50.5%
Recordati S.p.A ...................... 23.1        Banco Latinoamericano de Exportaciones, S.A............................. -44.5
Baron de Ley, S.A .................... 21.7        Tele Centro Oeste Celular Participacoes S.A. - Preferred................ -33.6
Schindler Holding AG .................  7.1        Can West Global Communications Corp..................................... -30.5
Wella AG - Preferred .................  6.8        Souza Cruz S.A.......................................................... -17.6


For the year ended June 30, 2002, these are the holdings that made the largest dollar difference in the portfolio. While some minor holdings experienced greater percentage changes in price, the change in their dollar value did not, on an individual basis, have as meaningful an effect on the Fund's net assets. Past performance of these specific holdings is historical and does not guarantee future results.

Two of our larger disappointments were Telesp Celular Participacoes and Tele Centro Oeste Celular. Both are Brazilian telecom providers whose stock declines were largely currency-related, reflecting the dramatic depreciation of the Brazilian real during the year. Banco Latinoamericano is a credit-financing company created by the central banks of Latin America. It has considerable exposure to the troubled economies of Argentina and Brazil, and has found itself compelled to do a dilutive rights issue. Can West Global Communications, a Canadian TV and newspaper company, is heavily dependent on advertising revenues, which have been depressed. And Souza Cruz, a Brazilian maker of cigarettes and tobacco leaf, also suffered from the country's currency decline. We still like the company and its very high dividend yield.

"We remain optimistic about prospects in markets abroad, and view international small caps as attractively valued - both in absolute terms and relative to U.S. stocks."

                       800.344.1770 o www.artisanfunds.com

                                                                           03
                                                                         -------
                                                                          THREE

----PORTFOLIO STRATEGIES-------------------------------------------------------

"The team believes that the nimbleness of small companies - their ability to react quickly to changes in the marketplace or economic landscape - makes them especially attractive in foreign markets, where trends such as deregulation and privatization, restructuring and consolidation are creating opportunities."

Top 5 Country Allocations

United Kingdom.... 15.8%

Italy............. 11.3%

Netherlands........ 9.2%

Germany............ 6.5%

Switzerland........ 5.6%

As of 6/30/02.


For a more detailed look at Region/Country Allocations please view the "Schedule of Investments" starting on page 6.

Despite volatility, international fundamentals, in our opinion, didn't change markedly during the first two full quarters the Fund was in operation. We believe this was especially true in Europe, where we have more than 60% of the portfolio's assets. In our view, the region's long-term growth potential is attractive and the earnings outlook for the second half of 2002 has improved.

REGION ALLOCATION

                           As of 6/30/02        As of 12/31/01
                           -------------        --------------
    North America              1.3%                 0.0%

    Europe                     63.7%                13.2%

    Asia/Pacific               7.8%                 1.1%

    Latin America              6.9%                 6.6%


Portfolio equities as a percentage of Fund total net assets.

We remain skeptical about Japan's prospects though it did show marginal signs of economic life early in 2002. However, we believe this short-term growth spurt was mostly export driven and is unsustainable unless domestic capital spending and consumption recover. Concerns about the Argentine economy weakened most markets and currencies in South American economies.

Since inception, we have generally focused our efforts in the consumer discretionary sector, with holdings in radio and television stations, motorcycle manufacturers, women's clothing and luxury boats; and the consumer staples sector, featuring companies that provide goods such as soda, beer, wine, tobacco, and dairy and juice products. We also remain invested in healthcare, financials, industrials and materials, with a minimal allocation in telecom services.

Among our consumer discretionary stocks, weak advertising expenditures pressured media stocks. One bright spot was JC Decaux, the billboard and poster "street furniture" advertiser, which is innovatively growing its business. Consumer staples continued to be strong with several holdings outperforming their industry including top performer C Two-Network. Although we view financials generally as having attractive potential, it is challenging to find small capitalization financials with sustainable growth.

Healthcare was relatively flat but exceptions included the Italian pharmaceutical firm, Recordati, and Japanese meal services provider, Sodexho. Despite mixed stock returns, we remain optimistic about selected industrials and materials companies. We remained skeptical about information technology because private and corporate spending continued to be soft.


  04
------
 FOUR

--------------------------------------------------PORTFOLIO CHARACTERISTICS----

At June 30, 2002, the Fund held 53 stocks in 20 countries. The Fund was about 80% invested at June 30, 2002, with the higher than normal cash position reflecting our continuing caution as we seek out opportunities in this highly volatile market. Our median market capitalization was $979 million, and our weighted average market cap was $1.7 billion. Based on 2002 estimates, our portfolio's weighted average P/E was 14.7X, and its weighted average growth rate was 15.1%. In other words, we owned these stocks at what we consider a discount to the growth rate of their underlying companies. The Fund was diversified by economic sector, though our distinct bias was to consumer discretionary and consumer staples. We believe these sectors currently reflect the most favorable risk/reward characteristics. For definitions of portfolio statistics, please refer to Notes on Portfolio Statistics on page 16.


TOP 10 HOLDINGS

COMPANY NAME                          COUNTRY                          %
--------------------------------------------------------------------------------
Schindler Holding AG                   Switzerland                    4.5
--------------------------------------------------------------------------------
Wella AG, Preferred                    Germany                        4.5
--------------------------------------------------------------------------------
Recordati S.p.A.                       Italy                          3.7
--------------------------------------------------------------------------------
Euronext NV                            Netherlands                    3.2
--------------------------------------------------------------------------------
Davide Campari-Milano S.p.A.           Italy                          3.0
--------------------------------------------------------------------------------
SMG PLC                                United Kingdom                 2.8
--------------------------------------------------------------------------------
Koninklijke Grolsch NV                 Netherlands                    2.8
--------------------------------------------------------------------------------
Fraser & Neave Limited                 Singapore                      2.7
--------------------------------------------------------------------------------
Souza Cruz S.A.                        Brazil                         2.3
--------------------------------------------------------------------------------
Kone Oyj, Class B                      Finland                        2.1
--------------------------------------------------------------------------------
TOTAL                                                                31.6%

As a percentage of total net assets as of June 30, 2002. Portfolio holdings are subject to change.


We remain optimistic about prospects in markets abroad, and view international small-caps as attractively valued - both in absolute terms and relative to U.S. stocks. We expect, however, that foreign markets will continue to be volatile until we see an upward move in earnings that appears sustainable. Continuing revelations of U.S. corporate abuse could also affect foreign markets in the near term. We intend to take advantage of any market weakness, using our excess cash to purchase what appear to be bargains.

The team believes that the nimbleness of small companies - their ability to react quickly to changes in the marketplace or economic landscape - makes them especially attractive in foreign markets, where trends such as deregulation and privatization, restructuring and consolidation are creating opportunities.

To maintain the small-cap nature of the Fund's investment approach, the Artisan Funds Board of Directors expects to close Artisan International Small Cap Fund to most new investors when assets reach approximately $500 million.

/s/ Mark Yockey


Top 5 Sectors

Consumer Discretionary....  28.1%

Consumer Staples..........  26.7%

Healthcare ...............   6.9%

Industrials ..............   6.7%

Financials ...............   6.2%

As of 6/30/02.

For a more detailed look at Sector Diversification please see "Portfolio Diversification" on page 9.

                                                                           05
                                                                         -------
                                                                          FIVE

ARTISAN INTERNATIONAL
SMALL CAP FUND (ARTJX)
Schedule of Investments - June 30, 2002

                                                             SHARES
                                                              HELD       VALUE
                                                              ====       =====
COMMON AND PREFERRED STOCKS - 79.7%

AUSTRALIA - 0.6%
   RG Capital Radio Limited - radio stations                 421,700  $  474,876

BRAZIL - 3.6%
  Souza Cruz S.A. - tobacco and cigarettes                   336,300   1,736,777
  Tele Centro Oeste Celular Participacoes S.A.,
      Preferred - (ADR) - telecommunication services         107,100     474,453
(1)Telesp Celular Participacoes S.A.,
      Preferred - (ADR) - telecommunication services         111,700     442,332
                                                                      ----------
                                                                       2,653,562
CANADA - 1.3%
(1)Can West Global Communications Corporation -
      television and cable broadcasting                       91,600     490,962
(1)Corus Entertainment, Inc., Class B - multimedia            28,300     501,264
                                                                      ----------
                                                                         992,226
CHILE - 1.2%
  Compania Cervecerias Unidas S.A. -
      (ADR) - beverages                                       57,500     882,625

FINLAND - 2.1%
  Kone Oyj, Class B - elevators                               53,720   1,588,635

FRANCE - 4.2%
(1)Etam Developpement SA - women's clothing retailer          60,235     916,182
(1)JC Decaux S.A. - advertising services                      81,646   1,102,611
  Rodriguez Group - luxury boats                               4,000     270,490
  Tonnellerie Francois Freres - wine barrel producer          35,151     831,602
                                                                      ----------
                                                                       3,120,885
GERMANY - 6.5%
(1)Celanese AG - chemicals                                    63,971   1,488,833
  Wella AG, Preferred - personal care products                56,190   3,331,666
                                                                      ----------
                                                                       4,820,499
GREECE - 3.6%
  Chipita International S.A. - snack products                145,650   1,197,411
  Coca-Cola Hellenic Bottling Company S.A. - beverages        90,000   1,520,618
                                                                      ----------
                                                                       2,718,029
HONG KONG - 1.0%
  Vitasoy International Holdings Limited -
      food and beverages                                   4,064,000     729,459

                                       06
                                       six

SCHEDULE OF INVESTMENTS

                                                             SHARES
                                                              HELD       VALUE
                                                              ====       =====
IRELAND - 0.8%
   Readymix PLC - concrete products,
      mortar, pipes and pavers                               350,643  $  566,860

ITALY - 11.3%
   Bulgari S.p.A. - jewelry                                  136,000     856,656
   Davide Campari-Milano S.p.A. - beverages                   66,900   2,209,213
(1)Ducati Motor Holding S.p.A. - high
      performance motorcycles                                529,267     834,760
   Gruppo Editoriale L'Espresso S.p.A. -
      newspaper publisher                                    240,300     784,059
   Luxottica Group S.p.A. (ADR) - eyeglass frames
      and sunglasses designer                                 50,500     959,500
   Recordati S.p.A. - pharmaceuticals                        101,340   2,737,148
                                                                     ----------
                                                                       8,381,336
JAPAN - 3.5%
  C TWO-Network Co., Ltd. - supermarket retailer              30,800     971,293
  Nissin Healthcare Food Service Co., Ltd. - nursing
      home and hospital patient meal provider                 18,600     439,144
  Sodexho Japan Co., Ltd. - meal catering services
      to the healthcare industry                             105,000     656,989
  Yamaha Motor Co. Ltd. - motorcycle manufacturer             70,000     515,079
                                                                      ----------
                                                                       2,582,505
MEXICO - 1.3%
  Grupo Modelo S.A. de C.V., Series C - brewery              423,600     994,007

NETHERLANDS - 9.2%
  Euronext NV - pan-European stock exchange                  126,100   2,361,758
  Hunter Douglas NV - architectural products                  31,531     969,749
  Koninklijke Grolsch NV - brewery                            93,500   2,106,030
  NV Holdingmaatschappij De Telegraaf -
      newspaper publisher                                     77,056   1,437,125
                                                                      ----------
                                                                       6,874,662
PANAMA - 0.8%
(1)Banco Latinoamericano de Exportaciones,
      S.A.(2) E Shares - multinational bank                   49,400     619,970

RUSSIA - 1.3%
(1)Wimm-Bill-Dann Foods OJSC (ADR) -
      dairy and juice products                                46,700     985,370

SINGAPORE - 2.7%
  Fraser & Neave Limited - beverages                         453,600   2,016,000

SPAIN - 3.3%
(1)Baron de Ley S.A. - wine                                   41,301   1,204,275
  Compania de Distribucion Integral Logista, S.A. -
      magazine, book and video distributor                    69,400   1,275,866
                                                                      ----------
                                                                       2,480,141
SWITZERLAND - 5.6%
  Jomed NV - medical therapy products                         17,802     393,876
  Schindler Holding AG - elevators and escalators             18,700   3,385,183
  Synthes-Stratec, Inc. - orthopedic trauma
      surgery products                                           610     372,176
                                                                      ----------
                                                                       4,151,235

                                                                           07
                                                                         -------
                                                                          SEVEN

SCHEDULE OF INVESTMENTS

                                                             SHARES
                                                              HELD       VALUE
                                                              ====       =====
UNITED KINGDOM - 15.8%
  Aberdeen Asset Management PLC -
      investment manager                                   243,000   $   727,522
  Aegis Group PLC - media advertising
      and consulting services                              299,200       409,418
  The Berkeley Group PLC - home builder                     65,000       714,250
  HIT Entertainment PLC - creates and
      markets branded children's
   characters worldwide                                     73,500       301,166
(1)HMV Group PLC, 144A - music, book and
      video retailer                                       319,000       775,750
  J.D. Wetherspoon PLC - public house
      developer and manager                                152,700       726,380
  London Stock Exchange PLC - United Kingdom's
      primary stock exchange                               152,200       954,893
  Maiden Group PLC - outdoor advertising space             153,900       750,860
  Signet Group PLC - jewelry and
      accessories retailer                               1,034,300     1,494,156
  SMG PLC - multi-media entertainment                    1,111,980     2,119,226
  Taylor Woodrow PLC - property development
      and construction                                     455,500     1,250,061
  Trinity Mirror PLC - magazine and
      newspaper publisher                                  241,600     1,508,895
                                                                     -----------
                                                                      11,732,577
   TOTAL COMMON AND PREFERRED STOCKS
      (Cost $60,189,629)                                             -----------
                                                                      59,365,459

                                                           PAR
                                                          AMOUNT
                                                         ========
SHORT-TERM INVESTMENTS - 24.0%
State Street Bank and Trust Time Deposit,
   1.05%, dated 6/28/2002, due 7/1/2002,
   maturity value $17,863,563
   (Cost $17,862,000)                                 $ 17,862,000    17,862,000
                                                                    ------------

TOTAL INVESTMENTS - 103.7% (Cost $78,051,629)                         77,227,459

OTHER ASSETS LESS LIABILITIES - (3.7%)                               (2,730,172)
                                                                    ------------

TOTAL NET ASSETS - 100.0%(3)                                        $ 74,497,287
                                                                    ============

(1)Non-income producing security.
(2)Principally traded in the United States.
(3)Percentages for the various classifications relate to total net assets.

(ADR) American Depository Receipt

    The accompanying notes are an integral part of the financial statements.

 08
-----
EIGHT

----------------------------------------------------SCHEDULE OF INVESTMENTS----

Portfolio Diversification - June 30, 2002

                                                     VALUE          PERCENTAGE
                                                     =====          ==========

Consumer Discretionary                           $ 20,918,985             28.1%

Consumer Staples                                   19,884,744             26.7

Energy                                                     --               --

Financials                                          4,664,143              6.2

Healthcare                                          5,119,689              6.9

Industrials                                         4,973,818              6.7

Information Technology                                     --               --

Materials                                           2,887,295              3.9

Telecommunication Services                            916,785              1.2

Utilities                                                  --               --
                                                 ------------       -----------

TOTAL COMMON AND PREFERRED STOCKS                  59,365,459             79.7

Total short-term investments                       17,862,000             24.0
                                                 ------------       -----------

TOTAL INVESTMENTS                                  77,227,459            103.7

OTHER ASSETS LESS LIABILITIES                      (2,730,172)            (3.7)
                                                 ------------       -----------

TOTAL NET ASSETS                                 $ 74,497,287            100.0%
                                                 ============       ===========



    The accompanying notes are an integral part of the financial statements.

                                                                            09
                                                                           -----
                                                                           NINE

ARTISAN INTERNATIONAL
SMALL CAP FUND (ARTJX)
Statement of Assets & Liabilities - June 30, 2002



ASSETS:
Investments in securities, at value (cost $78,051,629) ........    $ 77,227,459
Cash ..........................................................             371
Receivable from investments sold ..............................       1,498,955
Receivable from forward currency contracts ....................       4,815,604
Receivable from fund shares sold ..............................       1,448,556
Interest receivable ...........................................           1,563
Dividends receivable ..........................................         159,815
                                                                   ------------
TOTAL ASSETS ..................................................      85,152,323

LIABILITIES:
Payable for investments purchased .............................       5,612,114
Payable for forward currency contracts ........................       4,831,572
Payable for fund shares redeemed ..............................           1,190
Payable for operating expenses ................................         195,810
Payable for withholding taxes .................................          14,350
                                                                   ------------
TOTAL LIABILITIES .............................................      10,655,036
                                                                   ------------
TOTAL NET ASSETS ..............................................    $ 74,497,287
                                                                   ============

NET ASSETS CONSIST OF:
Fund shares issued and outstanding ............................    $ 75,124,589

Net unrealized appreciation (depreciation)
  on investments and foreign currency
  related transactions ........................................        (829,064)

Accumulated undistributed
  net investment income (loss) ................................         (16,760)

Accumulated undistributed net realized
  gains (losses) on investments and foreign
  currency related transactions ...............................         218,522
                                                                   ------------

                                                                   $ 74,497,287
                                                                   ============


NET ASSET VALUE PER SHARE:
Net assets ....................................................    $ 74,497,287
Net asset value per share, $0.01 par value,
   indefinite shares authorized, 7,095,688
   shares outstanding .........................................    $      10.50

    The accompanying notes are an integral part of the financial statements.

 10
-----
 TEN

ARTISAN INTERNATIONAL
SMALL CAP FUND (ARTJX)
Statement of Operations - For the Period Ended June 30, 2002(1)



INVESTMENT INCOME:
Interest ......................................................    $  29,964
Dividends .....................................................      419,814(2)
                                                                   ---------
TOTAL INVESTMENT INCOME .......................................      449,778

EXPENSES:
Advisory fees .................................................      237,769
Transfer agent fees ...........................................       69,389
Shareholder communications ....................................       12,264
Custodian fees ................................................       33,434
Accounting fees ...............................................       27,334
Professional fees .............................................       14,349
Registration fees .............................................       56,955
Other operating expenses ......................................        2,733
                                                                   ---------
TOTAL OPERATING EXPENSES ......................................      454,227
                                                                   ---------
NET INVESTMENT INCOME (LOSS) ..................................       (4,449)

NET REALIZED AND
UNREALIZED GAINS
(LOSSES) ON INVESTMENTS:
Net realized gain (loss) on:
   Investments ................................................      230,269
   Foreign currency related transactions ......................      (16,760)
                                                                   ---------
                                                                     213,509
Net increase (decrease) in unrealized appreciation on:
   Investments ................................................     (814,257)
   Foreign currency related transactions ......................      (14,807)
                                                                   ---------
                                                                    (829,064)
                                                                   ---------
NET GAIN (LOSS) ON INVESTMENTS ................................     (615,555)
                                                                   ---------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ...................................    $(620,004)
                                                                   =========

(1) For the period from commencement of operations (December 21, 2001) through June 30, 2002.
(2) Net of foreign taxes withheld of $59,373.

    The accompanying notes are an integral part of the financial statements.

                                                                           11
                                                                         -------
                                                                         ELEVEN

ARTISAN INTERNATIONAL
SMALL CAP FUND (ARTJX)
Statement of Changes in Net Assets

                                                                   PERIOD ENDED
                                                                    6/30/02(1)
                                                                   ============
OPERATIONS:
Net investment income (loss) ..................................    $     (4,449)
Net realized gain (loss) on:
   Investments ................................................         230,269
   Foreign currency related transactions ......................         (16,760)
Net increase (decrease) in unrealized appreciation on:
   Investments ................................................        (814,257)
   Foreign currency related transactions ......................         (14,807)
                                                                   ------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS ....................................        (620,004)

DISTRIBUTIONS PAID
TO SHAREHOLDERS:
Net investment income .........................................              --
Net realized gains on investment
   transactions ...............................................              --
                                                                   ------------
TOTAL DISTRIBUTIONS PAID TO SHAREHOLDERS ......................              --

FUND SHARE ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM FUND SHARE ACTIVITIES .........................      75,117,291
                                                                   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS .......................      74,497,287
Net assets, beginning of period ...............................              --
                                                                   ------------
NET ASSETS, END OF PERIOD .....................................    $ 74,497,287
                                                                   ============

(1) For the period from commencement of operations (December 21, 2001) through June 30, 2002.

    The accompanying notes are an integral part of the financial statements.

  12
------
TWELVE

ARTISAN INTERNATIONAL
SMALL CAP FUND (ARTJX)
Financial Highlights - For a share outstanding throughout the period



                                                                   PERIOD ENDED
                                                                    6/30/02(1)
                                                                   ============

Net asset value, beginning of period ............................  $   10.00
Income from investment operations:
   Net investment income (loss) .................................      (0.00)(2)
   Net realized and unrealized gain (loss) on investments .......       0.50(3)
                                                                      ------

   Total income (loss) from investment operations ...............       0.50

Distributions paid to shareholders:
   Dividends from net investment income .........................         --
   Distributions from net realized gains ........................         --
                                                                      ------
   Total distributions ..........................................         --

Net asset value, end of period ..................................  $   10.50
                                                                      ======

Total return ....................................................       5.0%(4)

Ratios/supplemental data:
   Net assets, end of period (millions) .........................   $   74.5
   Ratio of expenses to average net assets ......................      2.39%(5)
   Ratio of net investment income (loss) to
      average net assets ........................................    (0.02)%(5)
   Portfolio turnover rate ......................................     25.14%(4)

(1) For the period from commencement of operations (December 21, 2001) through June 30, 2002.
(2) Computed based on average shares outstanding. Amount is less than $(0.001).
(3) The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of Fund shares.
(4)   Not annualized.
(5)   Annualized.

    The accompanying notes are an integral part of the financial statements.

                                                                           13
                                                                        --------
                                                                        THIRTEEN

ARTISAN INTERNATIONAL
SMALL CAP FUND (ARTJX)
Notes to Financial Statements - June 30, 2002


(1) ORGANIZATION:
    Artisan Funds, Inc. ("Artisan Funds") was incorporated on January 5, 1995, as a Wisconsin corporation and is registered under the Investment Company Act of 1940, as amended. Artisan Funds is a series comprised of six open-end, diversified mutual funds: Artisan International Fund, Artisan International Small Cap Fund (the "Fund"), Artisan Mid Cap Fund, Artisan Mid Cap Value Fund, Artisan Small Cap Fund and Artisan Small Cap Value Fund. The Fund commenced operations on December 21, 2001.

    The Annual Report to shareholders for the Artisan International Fund, Artisan Mid Cap Fund, Artisan Mid Cap Value Fund, Artisan Small Cap Fund and Artisan Small Cap Value Fund is available under separate cover.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
    The following is a summary of significant accounting policies of the Fund, which are in accordance with accounting principles generally accepted in the United States of America.

    (a) Security valuation - Each security is valued at the last sales price reported by the principal securities exchange on which the issue is traded, or if no sale is reported on the principal exchange, the last sale on a secondary exchange. The last bid price reported is utilized if no sales have taken place. Securities for which prices are not readily available, or for which management believes that the latest sales or bid price does not reflect a fair value of the security, are valued at a fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Short-term investments maturing within sixty days of their purchase date are valued at amortized cost, which approximates market.

    (b) Income taxes - No provision has been made for federal income taxes since the Fund intends to 1) comply with all provisions of the Internal Revenue Code applicable to regulated investment companies and 2) distribute to its shareholders substantially all of its taxable income as well as realized gains from the sale of investment securities. The Fund may utilize earnings and profits distributed to shareholders on redemption of Fund shares as part of the dividends paid deduction.

    (c) Portfolio transactions - Security and shareholder transactions are recorded on trade date. Net realized gains and losses on securities are computed on specific security lot identification.

    (d) Foreign currency translation - Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange on the day of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

        The Fund enters into forward currency contracts to hedge the foreign currency exposure on open payables and receivables. The forward currency contracts are recorded at market value and any related realized and unrealized gains and losses are reported as foreign currency related transactions for financial reporting purposes. For tax purposes, these foreign exchange gains and losses are treated as ordinary income or loss. The Fund could be exposed to loss if the counterparties fail to perform under these contracts.

   14
--------
FOURTEEN

----------------------------------------------NOTES TO FINANCIAL STATEMENTS----

    (e) Repurchase agreements - The Fund may enter into repurchase agreements with institutions that Artisan Partners Limited Partnership ("the Adviser") has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Repurchase agreements are recorded at cost and are collateralized in an amount greater than or equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss.

    (f) Use of estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

    (g) Other - Dividend income is recorded on the ex-dividend date, except that certain dividends from private placements and foreign securities are recorded as soon as the information becomes available to the Fund. Interest income is reported on the accrual basis. Distributions to shareholders are recorded on the ex- dividend date. Permanent financial reporting and tax differences have been reclassified in the capital accounts.

(3) TRANSACTIONS WITH AFFILIATES:
    The Adviser, with which certain officers and directors of Artisan Funds are affiliated, provides investment advisory and administrative services to the Fund. In exchange for these services, the Fund pays a monthly management fee to the Adviser at an annual rate of 1.25%. Shares of Artisan Funds are offered for sale by Artisan Distributors LLC ("Distributors"). Distributors is wholly owned by the Adviser. All distribution expenses relating to the Fund are paid by the Adviser.

    The Fund also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and reports. The Adviser has voluntarily undertaken to reimburse the Fund for any ordinary operating expenses in excess of 2.50% of average daily net assets annually.

    Each director who is not an interested person of Artisan Funds or the Adviser receives an annual retainer fee of $46,000, plus a fee for each board or committee meeting attended (other than a committee meeting held on the same day as a board meeting) of $1,000 for an in-person meeting and $500 for a telephonic meeting as well as reimbursement of expenses related to his duties as a director of Artisan Funds. In addition, each chairman of a board committee who is a non-interested director receives a supplemental annual retainer of $3,000. These fees are generally allocated to each Artisan Fund in proportion to their net assets. Directors' fees for the Fund have been waived through June 30, 2002.

(4) LINE OF CREDIT ARRANGEMENTS:
    Artisan Funds is party to a line of credit agreement with State Street Bank and Trust Company, under which each Fund may borrow up to the lesser of 10% of its net assets or $100 million; provided that the aggregate borrowings by the Fund and all other series of Artisan Funds may not exceed $100 million. Artisan Funds pays a commitment fee of 0.10% on the unused portion of the line of credit. This fee is allocated to each Artisan Fund based on relative net assets. Interest is charged on any borrowings at the current Federal funds rate plus 0.50%. The use of the line of credit is generally restricted to temporary borrowing for extraordinary or emergency purposes. There were no borrowings under the line of credit during the period ended June 30, 2002.

(5) INVESTMENT TRANSACTIONS:
    The cost of securities purchased and the proceeds from the sale of securities (excluding short-term securities) for the period ended June 30, 2002 were $68,250,720 and $8,195,306, respectively.

                                                                           15
                                                                        -------
                                                                        FIFTEEN

----NOTES TO FINANCIAL STATEMENTS----------------------------------------------

   (6)  FUND SHARE ACTIVITIES:
        Capital share transactions for the Fund were as follows:

    PERIOD ENDED JUNE 30, 2002
    =======================================================
    Proceeds from shares issued ................................   $ 76,912,849
    Net asset value of shares issued in
      reinvestment of distributions ............................             --
    Cost of shares redeemed ....................................     (1,795,558)
                                                                   ------------
    Net increase (decrease) from fund
      share activities .........................................   $ 75,117,291
                                                                   ============

    Shares sold ................................................      7,265,365
    Shares issued from reinvestment
      of distributions .........................................             --
    Shares redeemed ............................................       (169,677)
                                                                   ------------
    Net increase (decrease) in capital shares ..................      7,095,688
                                                                   ============

(7) INFORMATION FOR FEDERAL INCOME TAX PURPOSES:
    Cost of investments ........................................   $ 78,069,019

    Aggregate gross unrealized appreciation on investments .....   $  2,876,159
    Aggregate gross unrealized depreciation on investments .....     (3,717,719)
                                                                   ------------
    Net unrealized depreciation ................................   $   (841,560)
                                                                   ============

    Undistributed ordinary income ..............................   $    235,912
    Post-October losses ........................................   $     32,732

    The difference between cost amounts for financial reporting and tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions. Post-October loss deferrals are recognized for tax purposes on July 1, 2002.

--------------------------------------------------------------------------------
                          NOTES ON PORTFOLIO STATISTICS
The letter to shareholders included in this Annual Report includes statistical information about the portfolio of the Fund. That information is as of June 30, 2002; it varies with changes in the Fund's portfolio investments.

                       DEFINITIONS OF PORTFOLIO STATISTICS
MEDIAN MARKET CAP provides a measure of the market capitalization value of the companies in a portfolio. Market capitalization is the aggregate value of all a company's outstanding equity securities. Equal numbers of companies in the portfolio have market capitalizations higher and lower than the median. WEIGHTED AVERAGE MARKET CAP is the average of the market capitalizations of the companies in the portfolio weighted by the size of each company's position within the portfolio. Market capitalization is the aggregate value of all of a company's outstanding equity securities. WEIGHTED AVERAGE GROWTH RATE is the average of the 3-5 year forecasted growth rates of each company in the portfolio, weighted by the size of the company's position within the portfolio. WEIGHTED AVERAGE P/E is the harmonic average, which measures the price/earnings ratio of the Fund, excluding negative earners, weighted by the size of the company's position within the portfolio. The earnings figures used are estimates for the current calendar year.

                             DESCRIPTIONS OF INDICES
Artisan International Small Cap Fund's performance is compared in this report to changes in at least two indices - a broad-based index of changes in prices of securities in the market in which the Fund invests and a peer group index of other mutual funds that are grouped by Lipper, Inc., an independent monitor of mutual fund performance, in the same general grouping as the Fund. All of the indices are unmanaged and do not include the payment of sales commissions or other expenses that would be incurred in the purchase/sale of the securities included in the index. All the index returns include reinvested dividends. The indices to which the Funds are compared are:

MORGAN STANLEY CAPITAL INTERNATIONAL EAFE SMALL CAP INDEX is an arithmetic, market value-weighted average of the performance of securities of small cap companies listed on the stock exchanges of 21 developed markets outside of North America with a capitalization range of $200 million - $1.5 billion.

LIPPER INTERNATIONAL SMALL-CAP FUNDS INDEX reflects the net asset value weighted return of the 10 largest international small-cap funds.

                                   TRADEMARKS
Trademarks and copyrights relating to the indexes mentioned in this report are owned by: MSCI EAFE: Morgan Stanley & Co.; and Lipper indexes: Reuters
Funds Information Limited (a United Kingdom corporation). Except as otherwise indicated, the trademarks, including names, logos, slogans and service marks appearing in this report are the property of Artisan Partners Limited Partnership and may not be copied, reproduced, published or in any way used without written permission.
--------------------------------------------------------------------------------

  16
-------
SIXTEEN

PRICEWATERHOUSECOOPERS (LOGO)
--------------------------------------------------------------------------------
                                                    100 East Wisconsin Avenue
                                                    Suite 1500
                                                    Milwaukee WI 53202
                                                    Telephone (414) 212 1600

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholders of Artisan Funds, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Artisan International Small Cap Fund (one of the portfolios constituting Artisan Funds, Inc., hereafter referred to as the "Fund") at June 30, 2002, the results of its operations, the changes in its net assets and the financial highlights for the period indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 2002 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

July 31, 2002



                                                                           17
                                                                       ---------
                                                                       SEVENTEEN

DIRECTORS AND OFFICERS

The board of directors has overall responsibility for the conduct of the affairs of Artisan Funds. Each director serves an indefinite term of unlimited duration until the next annual meeting of shareholders and until the election and qualification of his or her successor. The board of directors may fill any vacancy on the board provided that after such appointment, at least two-thirds of the directors have been elected by the shareholders. The shareholders may remove a director by a vote of a majority of the outstanding shares of the Funds at any meeting of shareholders called for the purpose of removing such director.

The board of directors elects the officers of Artisan Funds. Each officer serves until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed or disqualified. The board of directors may remove any officer with or without cause at any time.

The names and ages of the directors and officers, the position each holds with the Funds, the date each was first elected to office, their principal business occupations and other directorships they have held during the last five years are shown below.



------------------------------------------------------------------------------------------------------------------------------------
                                                    DATE FIRST
                            POSITIONS               ELECTED OR
NAME AND AGE                HELD                     APPOINTED        PRINCIPAL OCCUPATIONS
AT 8/01/02                  WITH FUNDS               TO OFFICE        DURING PAST 5 YEARS             OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
                                              DIRECTORS WHO ARE "INTERESTED PERSONS"*
------------------------------------------------------------------------------------------------------------------------------------
                            Director, Chairman of                     Managing Director of Artisan
Andrew A. Ziegler - 44      the Board and Chief       1/5/95          Partners; Chairman of the       None.
                            Executive Officer                         Board and President of
                                                                      Artisan Distributors.
------------------------------------------------------------------------------------------------------------------------------------
                            Director and                              Managing Director of Artisan    Director, Heidrick &
Carlene Murphy Ziegler - 46 Vice President            3/27/95         Partners and Portfolio          Struggles International,
                                                                      Co-Manager of Artisan           Inc. (executive search firm).
                                                                      Small Cap Fund; President
                                                                      of Artisan Funds (1995-1999).
------------------------------------------------------------------------------------------------------------------------------------
                                             DIRECTORS WHO ARE NOT "INTERESTED PERSONS"
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Partner of the law firm         Director, Northwestern Mutual
David A. Erne - 59          Director                  3/27/95         Reinhart Boerner Van Deuren     Life Insurance Company
                                                                      S.C., Milwaukee, WI.            (life insurance, disability
                                                                                                      insurance and annuity
                                                                                                      company).
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Chairman of the Board and       None.
Thomas R. Hefty - 55        Director                  3/27/95         Chief Executive Officer
                                                                      of Cobalt Corporation
                                                                      (provider of managed care
                                                                      and specialty business
                                                                      services).
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Chairman of the Board           Director, Johnson Controls,
Jeffrey A. Joerres - 42     Director                  8/9/01          (since May 2001), President     Inc. (manufacturer of
                                                                      and Chief Executive Officer     automotive systems and
                                                                      (since April 1999) of           building controls).
                                                                      Manpower, Inc. (non-
                                                                      governmental employment
                                                                      service organization);
                                                                      formerly, Senior Vice
                                                                      President, European
                                                                      Operations and Global
                                                                      Account Management and
                                                                      Development of Manpower, Inc.
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Retired. Until November         Director, Jefferson Pilot
Patrick S. Pittard - 56     Director                  8/9/01          2001, Chairman of the Board,    Corporation (individual
                                                                      President and Chief Executive   and group life insurance
                                                                      Officer of Heidrick & Struggles and annuity company).
                                                                      International, Inc. (executive
                                                                      search firm); Chairman of the
                                                                      Board, The University of
                                                                      Georgia Foundation.
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Chairman of the Board,          Director, Franklin Electric
Howard B. Witt - 62         Director                  3/27/95         President and Chief Executive   Co., Inc. (manufacturer of
                                                                      Officer of Littelfuse, Inc.     electric motors).
                                                                      (manufacturer of advanced
                                                                      circuit protection devices).
------------------------------------------------------------------------------------------------------------------------------------


* Mr. Ziegler and Ms. Ziegler are married to each other. Mr. and Ms. Ziegler are "interested persons" of Artisan Funds, as defined in the Investment Company Act of 1940, because each is a Managing Director of Artisan Partners, the investment adviser to Artisan Funds. As officers of Artisan Investment Corporation (an entity incorporated for the sole purpose of acting as general partner to Artisan Partners), Mr. and Ms. Ziegler manage Artisan Partners. Mr. Ziegler is also President of Artisan Distributors, Artisan Funds' principal underwriter.

  The business address of the officers and directors affiliated with Artisan Partners is 1000 North Water Street, Suite 1770, Milwaukee, Wisconsin 53202. The addresses of the other directors are: Mr. Erne - 1000 N. Water Street, Milwaukee, Wisconsin 53202; Mr. Hefty - 401 W. Michigan Street, Milwaukee, Wisconsin, 53203; Mr. Joerres - 5301 North Ironwood, Milwaukee, Wisconsin 53217; Mr. Pittard - 20 Cates Ridge, Atlanta, Georgia 30327; and Mr. Witt - 800 E. Northwest Highway, Des Plaines, Illinois 60016.

   18
--------
EIGHTEEN

-----------------------------------------------------DIRECTORS AND OFFICERS----


------------------------------------------------------------------------------------------------------------------------------------
                                                    DATE FIRST
                            POSITIONS               ELECTED OR
NAME AND AGE                HELD                     APPOINTED        PRINCIPAL OCCUPATIONS
AT 8/01/02                  WITH FUNDS               TO OFFICE        DURING PAST 5 YEARS             OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
                                                      OFFICERS OF ARTISAN FUNDS
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Managing Director of Artisan
Michael C. Roos - 44        President                 8/5/99          Partners; Vice President of     None.
                                                                      Artisan Distributors.
------------------------------------------------------------------------------------------------------------------------------------
                            Chief Financial                           Managing Director and Chief
Lawrence A. Totsky - 43     Officer and Treasurer     1/22/98         Financial Officer of Artisan    None.
                                                                      Partners; Vice President,
                                                                      Chief Financial Officer
                                                                      and Treasurer of Artisan
                                                                      Distributors; prior to
                                                                      joining Artisan Partners in
                                                                      1998, Senior Vice President
                                                                      and Director of Mutual Fund
                                                                      Administration, Strong
                                                                      Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
                            General Counsel                           Managing Director and General
Janet D. Olsen - 46         and Secretary             1/18/01         Counsel of Artisan Partners;    None.
                                                                      Vice President and Secretary
                                                                      of Artisan Distributors; prior
                                                                      to joining Artisan Partners in
                                                                      November 2000, Member of the
                                                                      law firm Bell, Boyd & Lloyd
                                                                      LLC, Chicago, IL.
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Managing Director of Artisan
Mark L. Yockey - 46         Vice President            4/23/96         Partners and Portfolio Manager  None.
                                                                      of Artisan International Fund
                                                                      and Artisan International
                                                                      Small Cap Fund.
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Senior Equity Trader for
Sandra J. Voss - 38         Vice President            3/27/95         Artisan Partners.               None.
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Managing Director of Artisan
Scott C. Satterwhite - 45   Vice President            7/31/97         Partners and Portfolio          None.
                                                                      Co-Manager of Artisan Mid
                                                                      Cap Value Fund and Artisan
                                                                      Small Cap Value Fund; prior
                                                                      to joining Artisan Partners
                                                                      in 1997, Senior Vice President
                                                                      and Portfolio Manager of
                                                                      Wachovia Corporation (bank
                                                                      holding company) and Portfolio
                                                                      Manager of Biltmore Special
                                                                      Values Fund, Personal Trust
                                                                      Portfolio Manager and Manager
                                                                      of the Georgia Personal Trust
                                                                      Portfolio Group.
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Managing Director of Artisan
Andrew C. Stephens - 38     Vice President            7/31/97         Partners and Portfolio Manager  None.
                                                                      of Artisan Mid Cap Fund; prior
                                                                      to joining Artisan Partners in
                                                                      1997, Portfolio Co-Manager of
                                                                      Strong Asset Allocation Fund,
                                                                      February 1993 through March
                                                                      1997, and Senior Research
                                                                      Analyst for Strong Common
                                                                      Stock Fund and Strong
                                                                      Opportunity Fund, prior
                                                                      thereto.
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Managing Director of Artisan
Marina T. Carlson - 38      Vice President            8/5/99          Partners and Portfolio          None.
                                                                      Co-Manager of Artisan Small
                                                                      Cap Fund; prior to joining
                                                                      Artisan Partners in 1999,
                                                                      Manager of Strong Mid Cap
                                                                      Disciplined Fund from its
                                                                      inception in December 1998
                                                                      through March 1999; Portfolio
                                                                      Co-Manager of Strong
                                                                      Opportunity Fund and Strong
                                                                      Common Stock Fund, prior
                                                                      thereto.
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Managing Director of Artisan
James C. Kieffer - 37       Vice President            1/27/00         Partners and Portfolio          None.
                                                                      Co-Manager of Artisan Mid Cap
                                                                      Value Fund and Artisan Small
                                                                      Cap Value Fund; from 1997 to
                                                                      2000, Research Analyst for
                                                                      Artisan Partners; from 1996
                                                                      to 1997, Research Analyst for
                                                                      McColl Partners (investment
                                                                      management firm); Research
                                                                      Analyst for Wachovia Investment
                                                                      Management, prior thereto.
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Managing Director of Artisan
N. David Samra - 38         Vice President            6/5/02          Partners and Portfolio Manager  None.
                                                                      of Artisan International Value
                                                                      Fund; from August 1997 to May
                                                                      2002, Portfolio Manager and
                                                                      Analyst for Harris Associates
                                                                      L.P. (investment management
                                                                      firm).
------------------------------------------------------------------------------------------------------------------------------------
                            Assistant Secretary                       Director of Client Accounting
Gregory K. Ramirez - 32     and Assistant Treasurer   1/22/98         and Administration of Artisan   None.
                                                                      Partners since January 2000
                                                                      and controller prior thereto;
                                                                      Assistant Treasurer of Artisan
                                                                      Distributors.
------------------------------------------------------------------------------------------------------------------------------------
                            Assistant Vice                            Compliance Officer, Artisan
Jevad Aslani - 41           President and             8/8/02          Partners, since January 2001;   None.
                            Assistant Secretary                       Compliance Officer, Strong
                                                                      Investments, Inc., before
                                                                      September 2000.
------------------------------------------------------------------------------------------------------------------------------------


                                                             ---------------
(LOGO)        ARTISAN FUNDS                                     PRSRT STD
ARTISAN       P.O. BOX 8412                                   U.S. POSTAGE
              BOSTON, MA 02266-8412                               PAID
                                                              Milwaukee, WI
              800.344.1770                                   PERMIT NO. 2855
              WWW.ARTISANFUNDS.COM                           ---------------

                                 (ARTISAN LOGO)
                                    ARTISAN

                                     ANNUAL
                                     REPORT
                                 June 30, 2002

                                    ARTISAN
                                  MID CAP FUND
                              Institutional Shares

---------------------------------------------------------------TABLE OF CONTENTS

TABLE OF CONTENTS

------------------------------------------------------------------------------
3  LETTER TO SHAREHOLDERS              16   FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------
8  SCHEDULE OF INVESTMENTS             17   NOTES TO FINANCIAL STATEMENTS
------------------------------------------------------------------------------
13 STATEMENT OF ASSETS & LIABILITIES   21   REPORT OF INDEPENDENT ACCOUNTANTS
------------------------------------------------------------------------------
14 STATEMENT OF OPERATIONS             22   NOTES ON PORTFOLIO STATISTICS
------------------------------------------------------------------------------
15 STATEMENTS OF CHANGES IN
   NET ASSETS                          23   DIRECTORS AND OFFICERS
------------------------------------------------------------------------------

------------------------------------------------------------------------------
ARTISANFUNDS
P.O. BOX 8412
BOSTON, MA 02266-8412

This report and the financial statements contained herein are provided for the general information of the shareholders of Artisan Mid Cap Fund, Institutional Shares. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. For more complete information on the Fund, including fees and expenses, please call 800.399.1770 for a free prospectus. Read it carefully before you invest or send money.

Company discussions are for illustration only and are not intended as recommendations of individual stocks. The discussions present information about the companies believed to be accurate, and the views of the portfolio managers, as of June 30, 2002. That information and those views may change and the Fund disclaims any obligation to advise shareholders of any such changes.

Artisan Funds offered through Artisan Distributors LLC, member NASD.

ARTISAN
MID CAP FUND
INSTITUTIONAL SHARES

-------------------------------------------------------------INVESTMENT APPROACH

Artisan Mid Cap Fund pursues long-term capital growth through a diversified portfolio of stocks of mid-sized companies that exhibit franchise characteristics. Companies with an established franchise often possess a proprietary technology, an established brand name or another competitive advantage that allows them to achieve a dominant position in their marketplace. From these companies, the Fund seeks firms with strong growth characteristics - including accelerating earnings, expanding profit margins and increasing market share - that are reasonably priced by the market.

---------------------------------------------------------------------PERFORMANCE

For the fiscal year ended June 30, 2002, Artisan Mid Cap Fund declined 16.04%. The Fund's benchmark, the Russell Midcap(R) Index, fell 9.23% for the period and the Fund's peer group, as measured by the Lipper Mid-Cap Core Funds Index, was off 11.56%. Calendar year-to-date, Artisan Mid Cap Fund declined 14.10%, the Fund's benchmark, the Russell Midcap Index fell 5.71% and the Fund's peer group, as measured by the Lipper Mid-Cap Core Funds Index, was off 7.31%.

                     GROWTH OF AN ASSUMED $10,000 INVESTMENT
        IN ARTISAN MID CAP FUND INSTITUTIONAL SHARES (7/1/00 to 6/30/02)

        ARTISAN MID CAP FUND ($8,364)
        Russell Midcap/R Index ($9,164)
        Lipper Mid-Cap Core Funds Index ($8,464)

                  AVERAGE ANNUAL TOTAL RETURNS (as of 6/30/02)

                               Russell       Lipper
                ARTISAN        Midcap/R   Mid-Cap Core
              MID CAP FUND      Index     Funds Index
              ------------    ---------   ------------
7/1/2000         10,000        10,000        10,000
                 11,114        10,681        10,378
12/00            10,011        10,298         9,602
                  8,871         9,217         8,502
6/01              9,962        10,096         9,571
                  7,732         8,293         7,737
12/01             9,736         9,719         9,132
                  9,537        10,131         9,469
6/02              8,364         9,164         8,464


------------------------------------------------------------------------------
                                                        Since Inception
 FUND / INDEX                             1-Year            (7/1/00)
------------------------------------------------------------------------------
 Artisan Mid Cap Fund                    -16.04%             -8.55%
------------------------------------------------------------------------------
 Russell Midcap(R) Index                  -9.23              -4.27
------------------------------------------------------------------------------
 Lipper Mid-Cap Core Funds Index          -11.56             -8.00
------------------------------------------------------------------------------

PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS OR SALE OF FUND SHARES. IN TIMES OF MARKET VOLATILITY, THE FUND'S RETURN MAY VARY GREATLY OVER SHORT PERIODS OF TIME AND MAY BE MATERIALLY DIFFERENT BY THE TIME YOU RECEIVE THIS REPORT. FOR MORE CURRENT PERFORMANCE INFORMATION, CALL 800.399.1770. INVESTORS SHOULD MAINTAIN REALISTIC EXPECTATIONS FOR FUTURE PERFORMANCE. THE FUND INVESTS IN GROWTH STOCKS OF MEDIUM-SIZED COMPANIES, WHICH TEND TO BE MORE VOLATILE THAN THOSE OF LARGE COMPANIES, AND HAVE UNDERPERFORMED THE STOCKS OF SMALL AND LARGE COMPANIES DURING SOME PERIODS. GROWTH STOCKS MAY FALL OUT OF FAVOR WITH INVESTORS AND UNDERPERFORM OTHER ASSET TYPES DURING A GIVEN PERIOD. THESE RISKS ARE DISCUSSED IN THE PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. Investment return and principal value will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. See page 22 for a description of each index. All index returns include reinvested dividends but do not include the payment of sales commissions or other expenses incurred in the purchase/sale of the securities included in the index.

------------------------------LINKED INSTITUTIONAL & INVESTOR SHARES PERFORMANCE

          GROWTH OF AN ASSUMED $10,000 INVESTMENT (6/27/97 to 6/30/02)

                                               Lipper
            ARTISAN         Russell        Mid-Cap Core
          MID CAP FUND   Midcap/R Index    Funds Index
          ------------   --------------    ------------

6/97          10,000        10,000           10,000
              12,550        11,293           11,540
12/97         12,814        11,418           11,193
              14,714        12,652           12,514
              14,607        12,461           12,144
              13,068        10,614            9,914
12/98         17,090        12,570           12,063
              17,162        12,512           11,485
              19,839        13,870           12,958
              19,601        12,678           12,123
12/99         26,984        14,862           15,465
              34,037        16,361           17,707
              34,299        15,623           17,113
              38,105        16,687           17,760
12/00         34,311        16,088           16,432
              30,390        14,400           14,550
              34,092        15,773           16,378
              26,430        12,956           13,240
12/01         33,266        15,183           15,627
              32,583        15,828           16,205
6/02          28,686        14,317           14,485

                  AVERAGE ANNUAL TOTAL RETURNS (as of 6/30/02)
------------------------------------------------------------------------------
                                                                  Since
 FUND / INDEX                        1-Year       5-Year        Inception
------------------------------------------------------------------------------
 Artisan Mid Cap Fund               -16.04%       23.46%          23.42%
------------------------------------------------------------------------------
 Russell Midcap(R) Index             -9.23         7.51            7.43
------------------------------------------------------------------------------
 Lipper Mid-Cap Core Funds Index     -11.56        7.54            7.68
------------------------------------------------------------------------------

PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS OR SALE OF FUND SHARES. IN TIMES OF MARKET VOLATILITY, THE FUND'S RETURN MAY VARY GREATLY OVER SHORT PERIODS OF TIME AND MAY BE MATERIALLY DIFFERENT BY THE TIME YOU RECEIVE THIS REPORT. PERFORMANCE DATA SHOWN RELATES TO INSTITUTIONAL SHARES FROM 7/1/00 FORWARD AND TO INVESTOR SHARES PRIOR TO 7/1/00. FOR MORE CURRENT PERFORMANCE INFORMATION, CALL 800.399.1770. INVESTORS SHOULD MAINTAIN REALISTIC EXPECTATIONS FOR FUTURE PERFORMANCE. THE FUND INVESTS IN GROWTH STOCKS OF MEDIUM-SIZED COMPANIES, WHICH TEND TO BE MORE VOLATILE THAN THOSE OF LARGE COMPANIES, AND HAVE UNDERPERFORMED THE STOCKS OF SMALL AND LARGE COMPANIES DURING SOME PERIODS. GROWTH STOCKS MAY FALL OUT OF FAVOR WITH INVESTORS AND UNDERPERFORM OTHER ASSET TYPES DURING A GIVEN PERIOD. THESE RISKS ARE DISCUSSED IN THE PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. Investment return and principal value will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. See page 22 for a description of each index. All index returns include reinvested dividends but do not include the payment of sales commissions or other expenses incurred in the purchase/sale of the securities included in the index.

-----------------------------------------------------------------12 MONTH REVIEW

Prior to the terrorist attacks of September 11, we positioned the portfolio to be early in an economic expansion, increasing our exposure to cyclicals and commercial property and casualty insurance holdings. The insurance holdings, in particular, were discounted significantly after the attacks along with a number of our technology and cyclical positions, some driven down as investors appeared to abandon hope of a near-term economic recovery.

Interest rate cuts by the Federal Reserve, aggressive fiscal stimulus proposal discussions in Washington and headway in the war on terrorism helped stimulate a rally in equities in the fourth quarter. Our garden of primarily technology and economically sensitive companies that was hit hard in the September downturn, recovered nicely to pace the portfolio.

-----------------------------------------------------------------12 MONTH REVIEW


Overall the first quarter of 2002 was difficult as a muted economic recovery hampered our investments in suppliers of discretionary capital equipment, one of the principal investment types in our garden. Other garden positions, such as wireless telecommunications, retreated significantly as their sectors suffered from declining end-market demand and excess producer capacity.

Corporate scandals occupied Wall Street as the fiscal year ended, shaking already fragile investor confidence. However, we believe disappointing earnings guidance played a significant role in the reduced growth stock valuations. Consumer staples provided a lift in the mid-cap universe with technology posting the worst performance.

For the fiscal year, our biggest gainer was specialty packager Pactiv, as new products such as Hefty Gripper garbage bags and Zoo Pals dinner plates helped sales and earnings, along with lower raw materials costs and savings in manufacturing and distribution. Anthem, an HMO, rose from depressed levels to a more realistic valuation. At audio products manufacturer Harman International, high-margin "infotainment" systems for the luxury car market boosted earnings. CNF, a freight transportation provider, gained from lower fuel prices, the restructuring of its Emery Worldwide business and a new joint venture with General Motors. Intuit, which provides software for accounting and personal finance, gained from cost savings, price increases and refinement of its customer focus to small and medium-sized businesses.



GOOD IDEAS THAT WORKED                         %                 GOOD IDEAS AT THE TIME                               %
                                               -                                                                      -
Pactiv Corp............................... .. 43.6%              Peregrine Systems, Inc..........................  -75.9%
Anthem, Inc............................... .. 43.2               Western Wireless Corp...........................  -71.7
Harman International Industries, Inc...... .. 30.6               Charter Communications, Inc.....................  -64.5
CNF, Inc.................................. .. 25.4               Sanmina-SCI Corp................................  -52.0
Intuit, Inc............................... .. 17.6               Symbol Technologies, Inc........................  -46.4


For the year ended June 30, 2002, these are the holdings that made the largest dollar difference in the portfolio. While some minor holdings experienced greater percentage changes in price, the change in their dollar value did not, on an individual basis, have as meaningful an effect on the Fund's net assets. Past performance of these specific holdings is historical and does not guarantee future results.

A big disappointment was Peregrine Systems, a developer of software for IT asset management, which declined because of material accounting misstatements. Western Wireless, a rural telecom provider, and Charter Communications, a cable company, were both hurt by slowing subscriber growth and heavy debt burdens. Problems integrating a recent merger and continued weakness in its markets caused an earnings decline at Sanmina-SCI, a contract electronics manufacturer. The economic downturn hurt Symbol Technologies, which provides bar code-driven data management services, as did slowing growth of scanner sales in retail stores and reduced sales through the Internet channel.

Entering the New Year we believed an economic recovery was emerging and had populated the garden, where securities enter our process, principally with firms we thought could excel in an upturn, including historically high growth companies that in our view were reasonably valued. However, the rally that closed the first half of our fiscal year deteriorated early in 2002, largely, we believe, as investors responded to disappointing earnings reports and projected growth estimates.

                                    (PHOTO)
                               Andrew C. Stephens
                             Lead Portfolio Manager

                                    (PHOTO)
                                 James D. Hamel
                          Associate Portfolio Manager

"Corporate scandals occupied Wall Street as the fiscal year ended, shaking already fragile investor confidence. However, we believe disappointing earnings guidance played a significant role in the reduced growth stock valuations."

------------------------------------------------------------PORTFOLIO STRATEGIES

Despite a rally in March, we concluded that an economic upturn might be subdued due to reduced capital spending and adapted the portfolio to reflect this view. We sought more diversification and increased our exposure across the economy and altered the lineup of our holdings by seeking positions in more established franchises. For example, we believe that telecommunications and pharmaceuticals face excess capacity issues and until attrition or consolidation remedies this imbalance; they may experience sub-par growth.

We also began to reallocate assets from the garden to the crop, emphasizing larger, more established franchise names such as Novellus, Intuit and National Semiconductor. We believe that the economic environment may favor companies that have experienced or are near the completion of a consolidation stage in their industry. Generally, consolidation results in fewer, but stronger, inhabitants, that we believe may offer more attractive investment opportunities.

We continued to replant the garden through the second quarter of 2002, but a struggling economy and market volatility made finding companies prepared to enter a true profit cycle difficult, especially companies that are available at what we consider a reasonable price. Many market observers commented that hope of recovery might be giving way to capitulation. As we continued to broaden our exposure across the economy, we focused on larger mid-cap companies, such as Mattel, Dean Foods and Arthur J. Gallagher & Company. In June, a number of our high-growth companies, mostly in technology, declined significantly. We believe these companies remain well-positioned franchise companies and we added to most of them. Also, we selectively added to depressed holdings with fundamentally solid trends, such as RPM, a world leader in specialty coatings, and long-time holding Nabors Industries.

SECTOR DIVERSIFICATION


----------------------------------------------------------------------------------------------------------
Sector                      6/30/01   6/30/02          Sector                           6/30/01   6/30/02
----------------------------------------------------------------------------------------------------------
Auto & Transportation         1.4%      4.1%           Other                              4.8%      2.3%
----------------------------------------------------------------------------------------------------------
Consumer Discretionary        7.3      15.3            Other Energy                       5.7       6.5
----------------------------------------------------------------------------------------------------------
Consumer Staples              1.3       1.4            Producer Durables                  9.5       6.0
----------------------------------------------------------------------------------------------------------
Financial Services           15.1      15.7            Technology                        22.5      19.1
----------------------------------------------------------------------------------------------------------
Healthcare                   10.5      11.2            Utilities                          8.7       1.7
----------------------------------------------------------------------------------------------------------
Integrated Oils               0.0       0.0            Other assets less liabilities      5.4       6.8
----------------------------------------------------------------------------------------------------------
Materials & Processing        7.8       9.9            TOTAL                            100.0%    100.0%
----------------------------------------------------------------------------------------------------------


As a percentage of total net assets as of June 30, 2001 and June 30, 2002, respectively.

Our purchases and sales, combined with stock-price changes, resulted in a number of changes to sector weightings since June 30, 2001. Sectors where our exposure rose included auto & transportation, consumer discretionary, financial services, energy, healthcare and materials & processing. Our exposure declined in producer durables, technology and utilities. Technology, although slightly lower, remained our largest commitment.

"We believe that recent market volatility may foster the attrition and consolidation that can differentiate those businesses that will survive and grow from those that will fail. Our job is to identify the survivors..."

--------------------------------------------------------------------------------
Our GARDEN is where securities enter our investment process, typically in relatively small positions.

Our CROP - where we believe the Fund gets its "punching power" - is where we concentrate our capital in larger positions. We move a holding from garden to crop when conditions appear to warrant the commitment, and when we think the holding is attractively valued and experiencing a positive profit cycle.

As the profit cycle of a company begins to plateau or valuations approach our estimate, it moves to the HARVEST and it is generally reduced or eliminated over time.
--------------------------------------------------------------------------------

On June 30, 2002, the portfolio held 77 stocks (up from 65 a year earlier), and our Top Ten holdings represented 27.6% of net assets. Our median market cap was $3.3 billion, down from $3.5 billion on December 31 and $4.3 billion on June 30, 2001. Based on our 2002 estimates, our stocks were selling at 22.5X weighted average earnings, and their weighted average earnings growth rate (3-5 years) was 17.8%. For definitions of portfolio statistics, please refer to Notes on Portfolio Statistics on page 22.

TOP 10 HOLDINGS

COMPANY NAME                                                           %
-----------------------------------------------------------------------------
Pactiv Corporation                                                     4.1%
-----------------------------------------------------------------------------
Intuit, Inc.                                                           3.5
-----------------------------------------------------------------------------
XL Capital Limited                                                     3.1
-----------------------------------------------------------------------------
Comerica, Inc.                                                         2.7
-----------------------------------------------------------------------------
National Semiconductor Corporation                                     2.7
-----------------------------------------------------------------------------
Nabors Industries, Inc.                                                2.6
-----------------------------------------------------------------------------
CNF, Inc.                                                              2.5
-----------------------------------------------------------------------------
Rohm and Haas Company                                                  2.4
-----------------------------------------------------------------------------
Lamar Advertising Company                                              2.0
-----------------------------------------------------------------------------
Novellus Systems, Inc.                                                 2.0
-----------------------------------------------------------------------------
TOTAL                                                                 27.6%
-----------------------------------------------------------------------------

As a percentage of total net assets as of June 30, 2002. Portfolio holdings are subject to change.

We are reluctant to predict the duration or severity of the current downturn. We believe many investors are waiting for clarity on corporate profitability before making investment decisions; however, we suspect that the upcoming earnings season may not provide meaningful guidance. We do not anticipate a material change in the market until evidence of a sustainable upward move in the business cycle emerges.

We believe that recent market volatility may foster the attrition and consolidation that can differentiate those businesses that will survive and grow from those that will fail. Our job is to identify the survivors and nurture them in our garden until economic conditions enable them to enter attractive profit cycles. In our opinion, the current market contains few firms offering true profit cycles available at anything approaching what we view as a reasonable value. However, we believe our portfolio is populated with holdings that could participate fully when the economy rebounds. We must patiently plant many seeds and wait for profits to materialize.

/S/ Andrew P. Stephens                  /S/ James D. Hamel

"In our opinion, the current market contains few firms offering true profit cycles available at anything approaching what we view as a reasonable value. However, we believe our portfolio is populated with holdings that could participate fully when the economy rebounds. We must patiently plant many seeds and wait for profits to materialize."

ARTISAN
MID CAP FUND
Schedule of Investments - June 30, 2002

                                                     Shares
                                                      Held            Value
                                                   ==========       ==========
COMMON STOCKS - 93.2%

AUTO & TRANSPORTATION - 4.1%
  AUTO, TRUCKS & PARTS - 1.0%
  (1) Navistar International Corporation -
          trucks, diesel engines and
          service parts manufacturer                 752,800       $24,089,600

  TRANSPORTATION MISCELLANEOUS - 0.6%
      C.H. Robinson Worldwide, Inc. -
          multimodal transportation
          services and logistics solutions           416,700        13,971,951

  TRUCKERS - 2.5%
      CNF, Inc. - global supply chain
          service management                       1,506,800        57,228,264

CONSUMER DISCRETIONARY - 15.3%
  Advertising Agencies - 2.0%
  (1) Lamar Advertising Company -
          outdoor advertising structures           1,256,000        46,735,760

  CABLE TELEVISION SERVICES - 0.3%
  (1) Charter Communications, Inc. -
          cable systems                            1,806,700         7,371,336

  CONSUMER ELECTRONICS - 0.7%
  (1) Electronic Arts, Inc. -
          interactive entertainment software         260,400        17,199,420

  CONSUMER PRODUCTS - 0.5%
      International Flavors & Fragrances, Inc. -
          flavor and fragrance products              372,700        12,109,023

  HOUSEHOLD FURNISHINGS - 1.6%
      Newell Rubbermaid, Inc. -
          consumer products                        1,036,900        36,353,714

  RADIO & TV BROADCASTING - 2.4%
  (1) Entercom Communications Corporation -
          radio broadcasting                         705,500        32,382,450
  (1) Univision Communications, Inc. -
          Spanish language radio and TV              728,800        22,884,320
                                                                 -------------
                                                                    55,266,770
  RESTAURANTS - 0.7%
      Darden Restaurants, Inc. -
          casual dining restaurants                  650,100        16,057,470

  RETAIL - 3.6%
      AnnTaylor Stores Corporation -
          women's specialty retailer               1,133,800        28,787,182
  (1) Barnes & Noble, Inc. - bookseller            1,156,800        30,574,224
  (1) Zale Corporation - fine jewelry retailer       657,700        23,841,625
                                                                 -------------
                                                                    83,203,031

---------------------------------------------------------SCHEDULE OF INVESTMENTS


                                                     Shares
                                                      Held            Value
                                                   ==========       ==========
CONSUMER DISCRETIONARY (CONTINUED)
  SERVICES: COMMERCIAL - 2.8%
  (1) Getty Images, Inc. - e-commerce
          visual content                             950,300     $  20,688,031
  (1) Robert Half International, Inc. -
          temporary and permanent personnel
          in accounting and finance                1,241,800        28,933,940
  (1) TMP Worldwide, Inc. - recruitment
          advertising agency                         641,100        13,783,650
                                                                 -------------
                                                                    63,405,621
  TOYS - 0.7%
      Mattel, Inc. - children's products             719,900        15,175,492

CONSUMER STAPLES - 1.4%
  FOODS - 0.8%
  (1) Dean Foods Company - dairy products
          and specialty foods                        473,400        17,657,820

  SOAPS & HOUSEHOLD CHEMICALS - 0.6%
      Dial Corporation - consumer products           759,300        15,201,186

FINANCIAL SERVICES - 15.7%
  BANKS: OUTSIDE NEW YORK CITY - 5.1%
      Comerica, Inc. - regional bank               1,028,500        63,149,900
      North Fork Bancorporation, Inc. -
          multi-bank holding company                 634,600        25,263,426
      Zions Bancorporation -
          financial holding company                  578,000        30,113,800
                                                                 -------------
                                                                   118,527,126
  FINANCIAL DATA PROCESSING SERVICES
      & SYSTEMS - 1.6%
  (1) SunGard Data Systems, Inc. -
          recordkeeping software and systems
          for investment management                1,414,300        37,450,664

  INSURANCE: MULTI-LINE - 1.4%
      Arthur J. Gallagher & Company -
          insurance products                         914,300        31,680,495

  INSURANCE: PROPERTY-CASUALTY - 3.1%
      XL Capital Limited -
          insurance and reinsurance products         833,800        70,622,860

  INVESTMENT MANAGEMENT COMPANIES - 1.4%
      SEI Investments Company -
          investment management & technology
          outsourcing provider                     1,152,000        32,451,840

  REAL ESTATE INVESTMENT TRUSTS (REIT) - 0.0%(2)
      Medical Office Properties, Inc.
          144A(3) - healthcare-related
          real estate investments                      9,160           111,294

  SECURITIES BROKERAGE & SERVICES - 3.1%
      A.G. Edwards, Inc. - brokerage and
          financial services                         456,100        17,728,607
      Countrywide Credit Industries, Inc. -
          mortgage holding company                   781,900        37,726,675
  (1) LaBranche & Co., Inc. -
          NYSE specialist firm                       682,000        15,617,800
                                                                 -------------
                                                                    71,073,082
HEALTHCARE - 11.2%
  BIOTECHNOLOGY RESEARCH & PRODUCTION - 2.7%
  (1) Celgene Corporation - biopharmaceuticals       606,800         9,284,040
  (1) IDEC Pharmaceuticals Corporation -
          biopharmaceuticals and targeted
          therapeutics                               631,100        22,372,495
  (1) Immunex Corporation - biopharmaceutical
          and therapeutics                         1,390,500        31,063,770
                                                                 -------------
                                                                    62,720,305

---------------------------------------------------------SCHEDULE OF INVESTMENTS


                                                     Shares
                                                      Held            Value
                                                   ==========       ==========
HEALTHCARE (CONTINUED)
  DRUGS & PHARMACEUTICALS - 1.7%
  (1) Andrx Corporation - pharmaceuticals            413,600      $ 11,154,792
  (1) Barr Laboratories, Inc. - pharmaceuticals      256,600        16,301,798
  (1) MedImmune, Inc. - biotechnology products       427,400        11,283,360
                                                                 -------------
                                                                    38,739,950
  HEALTH CARE MANAGEMENT SERVICES - 3.6%
  (1) Community Health Systems, Inc. -
          general hospital healthcare services     1,546,500        41,446,200
  (1) Universal Health Services, Inc.,
          Class B - hospital and
          healthcare centers                         855,200        41,904,800
                                                                 -------------
                                                                    83,351,000
  MEDICAL & DENTAL INSTRUMENTS & SUPPLIES - 1.3%
      Bausch & Lomb, Inc. -
          optical healthcare products                830,300        28,105,655
      DENTSPLY International, Inc. -
          dental products and equipment               59,400         2,192,454
                                                                 -------------
                                                                    30,298,109
  HEALTHCARE MANAGEMENT SERVICES - OTHER - 1.9%
  (1) Anthem, Inc. - health benefits company         515,100        34,758,948
  (1) WebMD Corporation - healthcare
          information services and
          technology solutions                     1,661,700         9,355,371
                                                                 -------------
                                                                    44,114,319
MATERIALS & PROCESSING - 9.9%
  CHEMICALS - 2.4%
      Rohm & Haas Company -
          chemicals and materials for
          industrial applications                  1,351,500        54,722,235

  CONTAINERS & PACKAGING: PAPER & PLASTIC - 4.1%
  (1) Pactiv Corporation(3) - specialty
          packaging and consumer products          4,007,300        95,373,740

  DIVERSIFIED MATERIALS & PROCESSING - 0.9%
  (1) American Standard Companies, Inc. -
          diversified brand-name products            292,800        21,989,280

  PAINTS & COATINGS - 1.5%
      RPM, Inc. - specialty coatings               2,228,200        33,980,050

  STEEL - 1.0%
      Nucor Corporation - steel products             339,500        22,081,080

OTHER - 2.3%
  MULTI-SECTOR COMPANIES - 2.3%
      Brunswick Corporation -
          recreation brand marketer
          and manufacturer                         1,317,100        36,878,800
  (1) SPX Corporation - diversified industrial
          and electrical products and services       133,500        15,686,250
                                                                 -------------
                                                                    52,565,050
OTHER ENERGY - 6.5%
  MACHINERY: OIL WELL EQUIPMENT & SERVICES - 4.9%
  (1) Nabors Industries, Ltd. -
          contract land drilling services          1,674,400        59,106,320
  (1) Smith International, Inc. - oil and
          gas exploration and production             358,900        24,473,391
  (1) Weatherford International, Ltd. -
          diversified energy services                668,700        28,887,840
                                                                 -------------
                                                                   112,467,551
  OIL: CRUDE PRODUCERS - 1.6%
      Devon Energy Corporation - natural gas
          and exploration company                    733,900        36,166,592

---------------------------------------------------------SCHEDULE OF INVESTMENTS


                                                     Shares
                                                      Held            Value
                                                   ==========       ==========
PRODUCER DURABLES - 6.0%
  AEROSPACE - 1.1%
  (1) Alliant Techsystems, Inc. - aerospace
          and defense technologies                   392,850     $  25,063,830

  DIVERSIFIED PRODUCTION - 1.1%
      Danaher Corporation - process
          environmental control products             363,400        24,111,590

  ELECTRONICS: INSTRUMENTS GAUGES & METERS - 0.7%
  (1) Mettler-Toledo International, Inc. -
          precision weighing instruments             456,900        16,845,903

  HOMEBUILDING - 0.6%
      D.R. Horton, Inc. - home builder               517,000        13,457,510

  PRODUCTION TECHNOLOGY EQUIPMENT - 2.0%
  (1) Novellus Systems, Inc. - semiconductor
          capital equipment                        1,374,100        46,719,400

 TELECOMMUNICATIONS EQUIPMENT - 0.5%
  (1) Polycom, Inc. - audio and
          videoconferencing equipment                890,900        10,681,891

TECHNOLOGY - 19.1%
  COMMUNICATIONS TECHNOLOGY - 2.2%
  (1) NCR Corporation - POS, ATM and data
          warehouse software and services            769,100        26,610,860
  (1) Networks Associates, Inc. - security
          and availability solutions for
          e-business                               1,239,100        23,877,457
                                                                 -------------
                                                                    50,488,317
  COMPUTER SERVICES SOFTWARE & SYSTEMS - 7.9%
      Adobe Systems, Inc. - computer software
          products and technologies                  535,300        15,256,050
  (1) BMC Software, Inc. - management
          solutions for information
          technology systems                       1,454,400        24,143,040
      Ceridian Corporation - human
          resources solutions                      1,805,900        34,275,982
      Hewitt Associates, Inc. - human
          resources outsourcing and
          consulting services                         76,800         1,789,440
  (1) Intuit, Inc. - accounting and
          personal finance software                1,617,500        80,422,100
  (1) PeopleSoft, Inc. - enterprise
          application software products              768,300        11,432,304
  (1) Retek, Inc. - web-based software
          for the retail industry                    578,300        14,052,690
                                                                 -------------
                                                                   181,371,606
  COMPUTER TECHNOLOGY - 4.4%
  (1) Apple Computer, Inc. - personal
          computers and communicating solutions      682,200        12,088,584
  (1) Ingram Micro, Inc. - information
          technology products and services         2,570,200        35,340,250
  (1) NVIDIA Corporation - graphics and
          media communications                       512,600         8,806,468
  (1) Synopsys, Inc. - electronic design
          automation software                        833,000        45,656,730
                                                                 -------------
                                                                   101,892,032
  ELECTRONICS - 0.5%
  (1) Sanmina-SCI Corporation - integrated
          electronic manufacturing services        1,791,604        11,305,021

  ELECTRONICS: SEMI-CONDUCTORS/COMPONENTS - 4.1%
  (1) Intersil Corporation - semiconductor
          designer/manufacturer                    1,578,600        33,750,468
  (1) National Semiconductor Corporation -
          semiconductor designer/manufacturer      2,132,300        62,199,191
                                                                 -------------
                                                                    95,949,659

---------------------------------------------------------SCHEDULE OF INVESTMENTS


                                                     Shares
                                                      Held            Value
                                                   ==========       ==========
UTILITIES - 1.7%
  UTILITIES: TELECOMMUNICATIONS - 1.7%
  (1) Citizens Communications Company -
          rural telecommunication services         4,636,600     $  38,761,976

                                                                --------------
TOTAL COMMON STOCKS (Cost $2,190,018,774)                        2,148,161,815

                                                                      Par
                                                                    Amount
                                                                   ========
SHORT-TERM INVESTMENTS - 6.2%
  Repurchase agreement with State Street
      Bank and Trust Company, 1.05%,
      dated 6/28/02, due 7/1/02, maturity
      value $143,391,546, collateralized
      by $44,247,921 market value U.S.
      Treasury Bond, 7.0%  due 7/15/06
      and $102,004,592 market value U.S.
      Treasury Bills, due 7/5/02
      (Cost $143,379,000)                       $143,379,000       143,379,000
                                                                --------------

TOTAL INVESTMENTS - 99.4% (Cost $2,333,397,774)                  2,291,540,815

OTHER ASSETS LESS LIABILITIES - 0.6%                                13,795,095
                                                                --------------

TOTAL NET ASSETS - 100.0%(4)                                    $2,305,335,910
                                                                ==============
(1)Non-income producing security.
(2)Represents less than 0.1% of total net assets.
(3)Valued at a fair value in accordance with procedures established by the Fund's Board of Directors.
(4)Percentages for the various classifications relate to total net assets.

    The accompanying notes are an integral part of the financial statements.

ARTISAN MID CAP FUND

Statement of Assets & Liabilities - June 30, 2002

ASSETS:
Investments in securities, at value ...................         $2,291,540,815
Cash  .................................................                    325
Receivable from investments sold.......................             18,873,379
Receivable from fund shares sold.......................             25,236,773
Interest receivable....................................                 12,546
Dividends receivable...................................                979,439
                                                             -----------------
Total assets...........................................          2,336,643,277

LIABILITIES:
Payable for investments purchased......................             20,376,450
Payable for fund shares redeemed.......................             10,188,710
Payable for operating expenses.........................                742,207
                                                             -----------------
Total liabilities......................................             31,307,367
                                                             -----------------
Total net assets.......................................         $2,305,335,910
                                                             =================

net assets consist of:
Fund shares issued and outstanding.....................         $2,659,524,748
Net unrealized appreciation (depreciation)
  on investments and foreign currency
related transactions...................................           (41,856,959)
Accumulated undistributed
  net investment income (loss) ........................                      -
Accumulated undistributed net realized
  gains (losses) on investments and foreign
currency related transactions..........................          (312,331,879)
                                                             -----------------
     ..................................................         $2,305,335,910
                                                             =================

SUPPLEMENTARY
INFORMATION:
Net assets
     Investor Shares...................................         $1,855,477,369
     Institutional Shares..............................         $  449,858,541
Shares outstanding
     Investor Shares...................................             83,826,613
     Institutional Shares..............................             20,229,747
Net asset value, offering price and redemption price per share
     Investor Shares...................................         $        22.13
     Institutional Shares..............................         $        22.24
Cost of securities held................................         $2,333,397,774

    The accompanying notes are an integral part of the financial statements.

ARTISAN MID CAP FUND

Statement of Operations - For the Year Ended June 30, 2002

INVESTMENT INCOME:
Interest...............................................          $   1,501,035
Dividends..............................................              7,078,878
                                                             -----------------
TOTAL INVESTMENT INCOME................................              8,579,913

EXPENSES:
Advisory fees..........................................             18,065,996
Transfer agent fees
     Investor Shares...................................              3,026,922
     Institutional Shares..............................                 23,442
Shareholder communications
     Investor Shares...................................                571,598
     Institutional Shares..............................                  6,450
Custodian fees.........................................                258,686
Accounting fees........................................                 60,268
Professional fees......................................                 87,619
Registration fees
     Investor Shares...................................                140,808
     Institutional Shares..............................                 40,920
Directors' fees........................................                 50,059
Organizational costs...................................                  5,671
Other operating expenses...............................                 85,850
                                                             -----------------
Total operating expenses...............................             22,424,289
                                                             -----------------
Net investment income (loss)...........................           (13,844,376)

NET REALIZED AND
UNREALIZED GAINS
(LOSSES) ON INVESTMENTS:
Net realized gain (loss) on investments................          (197,300,635)
Net increase (decrease) in unrealized appreciation/
  depreciation on investments .........................          (147,245,296)
                                                             -----------------
Net gain (loss) on investments.........................          (344,545,931)
                                                             -----------------
Net increase (decrease) in net assets
  resulting from operations ...........................         $(358,390,307)
                                                             =================

    The accompanying notes are an integral part of the financial statements.

ARTISAN MID CAP FUND
Statements of Changes in Net Assets

                                                     Year             Year
                                                     Ended            Ended
                                                    6/30/02          6/30/01
                                                 ============     ============
OPERATIONS:
Net investment income (loss).................   $ (13,844,376)   $  (3,981,819)
Net realized gain (loss) on investments......    (197,300,635)    (104,548,994)
Net increase (decrease) in unrealized
  appreciation/depreciation on investments ..    (147,245,296)       61,360,940
                                               ---------------  ---------------
Net increase (decrease) in net assets
  resulting from operations .................    (358,390,307)     (47,169,873)

DISTRIBUTIONS PAID
TO SHAREHOLDERS:
Net investment income:
     Investor Shares.........................                -                -
     Institutional Shares....................                -                -
Net realized gains on investment
  transactions:
     Investor Shares.........................                -     (19,248,166)
     Institutional Shares....................                -      (3,749,681)
                                               ---------------  ---------------
Total distributions paid to shareholders.....                -     (22,997,847)

FUND SHARE ACTIVITIES:
Net increase (decrease) in net assets
  resulting from fund share activities ......    1,117,916,637    1,390,998,425
                                               ---------------  ---------------
Total increase (decrease) in net assets......      759,526,330    1,320,830,705
Net assets, beginning of period..............    1,545,809,580      224,978,875
                                               ---------------  ---------------
Net assets, end of period....................  $ 2,305,335,910  $ 1,545,809,580
                                               ===============  ===============

    The accompanying notes are an integral part of the financial statements.


                                                 ARTISAN MID CAP FUND
                                                 Financial Highlights

                                             Year Ended          Year Ended        Year Ended         Year Ended     Year Ended
                                              06/30/02            06/30/01          06/30/00           06/30/99       06/30/98
For a share outstanding                     Institutional        Institutional        Investor           Investor       Investor
throughout each period                         Shares               Shares            Shares             Shares         Shares
---------------------------------------------------------   -----------------   ---------------   ----------------   ------------

Net asset value, beginning of period              $26.48              $27.57            $16.67             $13.69         $10.00

Income (loss) from investment operations:
   Net investment income (loss)                    (0.13)(1)           (0.08)(1)         (0.18)(1)          (0.16)(1)      (0.08)
   Net realized and unrealized gains
     (losses) on investments                       (4.11)               0.02 (2)         11.91               4.41           4.56
                                            -------------   -----------------   ---------------   ----------------   ------------
   Total income (loss) from
    investment operations                          (4.24)              (0.06)            11.73               4.25           4.48
                                            -------------   -----------------   ---------------   ----------------   ------------

Distributions paid to shareholders:
   Net investment income                               -                   -                 -                  -              -
   Net realized gains on investment
     transactions                                      -               (1.03)            (0.83)             (1.27)         (0.79)
                                            -------------   -----------------   ---------------   ----------------   ------------
     Total distributions paid to
      shareholders                                     -               (1.03)            (0.83)             (1.27)         (0.79)
                                            -------------   -----------------   ----------------  ----------------   ------------

Net asset value, end of period                    $22.24              $26.48            $27.57             $16.67         $13.69
                                            =============   =================   ===============   ================   ============

Total return                                      (16.0%)              (0.4%)            72.9%              35.8%          46.1%
Ratios/supplemental data:
   Net assets, end of period (millions)           $449.8              $212.2            $225.0              $43.3          $12.8
   Ratio of expenses to average net assets         1.02%               1.08%             1.40%              2.00% (3)      2.00% (3)
   Ratio of net investment income (loss) to
     average net assets                           (0.56%)             (0.29%)           (0.79%)            (1.13%)(3)     (0.77%)(3)
   Portfolio turnover rate                       121.14%             153.95%           245.69%            202.84%        235.65%

   (1 Computed based on average shares outstanding.
   (2 The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of fund shares.
   (3 The ratios of expenses to average net assets and net investment loss to average net assets exclude certain fee waivers and expenses paid by the Adviser. Absent fee waivers and expenses paid by the Adviser, the ratios of expenses to average net assets and net investment loss to average net assets would have been 2.12% and (1.25%) for the year ended June 30, 1999 and 3.64% and (2.41%) for the year ended June 30, 1998, respectively.

ARTISAN MID CAP FUND
Notes to Financial Statements - June 30, 2002

(1)  ORGANIZATION:
     Artisan Funds, Inc. ("Artisan Funds") was incorporated on January 5, 1995, as a Wisconsin corporation and is registered under the Investment Company Act of 1940, as amended. Artisan Funds is a series comprised of six open-end, diversified mutual funds. Artisan Mid Cap Fund ("the Fund") commenced operations on June 27, 1997.

     The Fund offers shares of capital stock of the class designated Investor Shares. The Fund began offering a second class of capital shares, Institutional Shares, effective July 1, 2000. On July 3, 2000, 2,232,499 Investor Shares (with a net asset value of $61,550,008) were transferred to Institutional Shares. Institutional Shares are sold to institutional investors meeting certain minimum investment requirements. Each class of shares has equal rights with respect to portfolio assets and voting privileges. Each class has exclusive voting rights with respect to any matters involving only that class. Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares. Expenses attributable to a particular class of shares, such as transfer agency fees, shareholder communication expenses and registration fees are allocated directly to that class.

     Each class of the Fund has an indefinite number of shares authorized with a $0.01 par value.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
     The following is a summary of significant accounting policies of the Fund, which are in accordance with accounting principles generally accepted in the United States of America.

     (a) Security valuation - Each security is valued at the last sales price reported by the principal securities exchange on which the issue is traded, or if no sale is reported on the principal exchange, the last sale on a secondary exchange. The last bid price reported is utilized if no sales have taken place. Securities for which prices are not readily available, or for which management believes that the latest sales or bid price does not reflect a fair value of the security, are valued at a fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Short-term investments maturing within sixty days of their purchase date are valued at amortized cost, which approximates market.

          The Fund owns securities at June 30, 2002 which have been valued at a fair value as determined using procedures established by the Funds' Board of Directors, aggregating $95,485,034, representing 4.14%, of total net assets.

     (b) Income taxes - No provision has been made for federal income taxes since the Fund intends to 1) comply with all provisions of the Internal Revenue Code applicable to regulated investment companies and
          2) distribute to its shareholders substantially all of its taxable income as well as realized gains from the sale of investment securities. The Fund may utilize earnings and profits distributed to shareholders on redemption of Fund shares as part of the dividends paid deduction.

---------------------------------------------------NOTES TO FINANCIAL STATEMENTS

     (c) Portfolio transactions - Security and shareholder transactions are recorded on trade date. Net realized gains and losses on securities are computed on specific security lot identification.

     (d) Foreign currency translation - Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange on the day of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

     (e) Repurchase agreements - The Fund may enter into repurchase agreements with institutions that Artisan Partners Limited Partnership ("the Adviser") has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Repurchase agreements are recorded at cost and are collateralized in an amount greater than or equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss.

     (f) Use of estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     (g) Other - Dividend income is recorded on the ex-dividend date, except that certain dividends from private placements and foreign securities are recorded as soon as the information becomes available to the Fund. Interest income is reported on the accrual basis. Distributions to shareholders are recorded on the ex-dividend date. Permanent financial reporting and tax differences have been reclassified in the capital accounts.

(3)  TRANSACTIONS WITH AFFILIATES:
     The Adviser, with which certain officers and directors of the Fund are affiliated, provides investment advisory and administrative services to the Fund. In exchange for these services, the Fund pays a monthly management fee to the Adviser as follows:

     Average Daily Net Assets                          Annual Rate
     ----------------------------                      -----------
     Less than $500 million                                1.000%
     $500 million to $750 million                          0.975
     $750 million to $1 billion                            0.950
     Greater than $1 billion                               0.925

     Shares of the Fund are offered for sale by Artisan Distributors LLC ("Distributors"). Distributors is wholly-owned by the Adviser. All distribution expenses relating to the Fund are paid by the Adviser. The Fund also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and reports.

---------------------------------------------------NOTES TO FINANCIAL STATEMENTS

     Each director who is not an interested person of Artisan Funds or the Adviser receives an annual retainer fee of $46,000, plus a fee for each board or committee meeting attended (other than a committee meeting held on the same day as a board meeting) of $1,000 for an in-person meeting and $500 for a telephonic meeting as well as reimbursement of expenses related to his duties as a director of Artisan Funds. In addition, each chairman of a board committee who is a non-interested director receives a supplemental annual retainer of $3,000. These fees are generally allocated to each Fund in proportion to their net assets.

(4)  ORGANIZATIONAL COSTS:
     Organizational costs incurred prior to July 1, 1998 are amortized over sixty months. These expenses were paid by the Adviser and reimbursed by the Fund over the same time period.

(5)  LINE OF CREDIT ARRANGEMENTS:
     Artisan Funds is party to a line of credit agreement with State Street Bank and Trust Company, under which each Fund may borrow up to the lesser of 10% of its net assets or $100 million, provided that the aggregate borrowings by all Funds may not exceed $100 million. Artisan Funds pays a commitment fee of 0.10% on the unused portion of the line of credit. This fee is allocated to each Fund based on relative net assets. Interest is charged on any borrowings at the current Federal funds rate plus 0.50%. The use of the line of credit is generally restricted to temporary borrowing for extraordinary or emergency purposes. There were no borrowings by the Fund under the line of credit during the year ended June 30, 2002.

(6)  INVESTMENT TRANSACTIONS:
     The cost of securities purchased and the proceeds from the sale of securities (excluding short-term securities) for the year ended June 30, 2002 were $3,188,026,544 and $2,175,096,909, respectively.

(7)  Information for Federal income tax purposes:

      Cost of Investments ....................................... $2,364,804,969

      Gross Unrealized Appreciation ............................. $  170,970,408
      Gross Unrealized Depreciation .............................  (244,234,562)
                                                                 ---------------
      Net Unrealized Appreciation/(Depreciation) on Investments . $ (73,264,154)

      Undistributed Ordinary Income .............................              -
      Undistributed Long-Term Gain ..............................              -

     The difference between cost amounts for financial reporting and tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

     The tax components of dividends and long-term capital gain distributions paid during the year ended June 30, 2002, capital loss carryovers as of June 30, 2002, and tax-basis post-October loss deferrals (recognized for tax purposes on July 1, 2002) are as follows:

      Ordinary Income Dividends .................................              -
      Long-Term Capital Cain Distributions ......................              -

      Net Capital Loss Carryovers* (Expiring in 2010) ...........   $178,010,588
      Post-October Losses .......................................   $102,914,096

      *Capital gain distributions will resume in the future to the extent gains are realized in excess of the available carryforwards.

---------------------------------------------------NOTES TO FINANCIAL STATEMENTS

(8)  Fund share activities:
     Capital share transactions for the Fund were as follows:

                                                    Investor     Institutional
Year ended June 30, 2002                             Shares         Shares
===============================================  =============   =============
Proceeds from shares issued...................  $1,658,139,576     $320,452,227
Net asset value of shares issued in
  reinvestment of distributions  .............               -                -
Cost of shares redeemed.......................   (838,081,569)     (22,593,597)
                                               ---------------  ---------------
Net increase (decrease) from fund
     share activities.........................   $ 820,058,007     $297,858,630
                                               ===============  ===============

Shares sold...................................      68,336,403       13,136,926
Shares issued in reinvestment
     of distributions.........................               -                -
Shares redeemed...............................    (34,975,059)        (921,123)
                                               ---------------  ---------------
Net increase (decrease) in capital shares.....      33,361,344       12,215,803
                                               ===============  ===============



                                                    Investor     Institutional
Year ended June 30, 2001                             Shares         Shares
===============================================  =============   =============
Net asset value of shares transferred.........  $ (61,550,008)    $  61,550,008
Proceeds from shares issued...................   1,641,785,894      159,249,857
Net asset value of shares issued in
  reinvestment of distributions  .............      18,694,286        3,697,764
Cost of shares redeemed.......................   (424,952,905)      (7,476,471)
                                               ---------------  ---------------
Net increase (decrease) from fund
     share activities.........................  $1,173,977,267     $217,021,158
                                               ===============  ===============


Shares transferred............................     (2,232,499)        2,232,499
Shares sold...................................      60,053,283        5,932,913
Shares issued from reinvestment
     of distributions.........................         669,087          132,252
Shares redeemed...............................    (16,183,492)        (283,720)
                                               ---------------  ---------------
Net increase (decrease) in capital shares.....      42,306,379        8,013,944
                                               ===============  ===============

PRICEWATERHOUSECOOPERS (LOGO)
--------------------------------------------------------------------------------
                                                  PRICEWATERHOUSECOOPERS LLP
                                                  100 East Wisconsin Avenue
                                                  Suite 1500
                                                  Milwaukee, WI 53202
                                                  Telephone (414) 212 1600

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Artisan Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Artisan Mid Cap Fund, (one of the portfolios constituting Artisan Funds, Inc., hereafter referred to as the "Fund") at June 30, 2002, the results of its operations, the changes in its net assets and its financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/S/ PricewaterhouseCoopers LLP

July 31, 2002

---------------------------------------------------------------------------NOTES

--------------------------------------------------------------------------------
                         NOTES ON PORTFOLIO STATISTICS
The letter to shareholders included in this Annual Report includes statistical information about the Fund. That information is as of June 30, 2002; it varies with changes in the Fund's portfolio investments.

                      DEFINITIONS OF PORTFOLIO STATISTICS
MEDIAN MARKET CAP provides a measure of the market capitalization value of the companies in a portfolio. Market capitalization is the aggregate value of all a company's outstanding equity securities. Equal numbers of companies in the portfolio have market capitalizations higher and lower than the median. MEDIAN PRICE/BOOK VALUE measures the median ratio of portfolio stock prices to each stock's book value of equity per share. WEIGHTED AVERAGE MARKET CAP is the average of the market capitalizations of the companies in the portfolio weighted by the size of each company's position within the portfolio. Market capitalization is the aggregate value of all of a company's outstanding equity securities. WEIGHTED AVERAGE GROWTH RATE is the average of the 3-5 year forecasted growth rates of each company in the portfolio, weighted by the size of the company's position within the portfolio. WEIGHTED AVERAGE P/E is the harmonic average, which measures the price/earnings ratio of the Fund, excluding negative earners, weighted by the size of the company's position within the portfolio. The earnings figures used are estimates for the current calendar year.

                            DESCRIPTIONS OF INDICES
The Fund's performance is compared in this report to changes in at least two indices - a broad-based index of changes in prices of securities in the market in which the Fund invests and a peer group index of other mutual funds that are grouped by Lipper, Inc., an independent monitor of mutual fund performance, in the same general grouping as the Fund. All of the indices are unmanaged and do not include the payment of sales commissions or other expenses that would be incurred in the purchase/sale of the securities included in the index. All the index returns include reinvested dividends.

The indices to which the Fund is compared are:

RUSSELL MIDCAP(R) Index is a market-weighted index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, an index of the largest 1,000 U.S. companies.

THE LIPPER MID-CAP CORE FUNDS INDEX reflects the net asset weighted returns of the 30 largest mid-cap core funds grouped by Lipper in the mid-cap core category. The Fund is included in the Lipper Mid-Cap Core Funds Index.

                                   TRADEMARKS
Trademarks and copyrights relating to the indexes mentioned in this report are owned by: Russell indexes: The Frank Russell Company; and Lipper indexes:
Reuters Funds Information Limited (a United Kingdom corporation). Except as otherwise indicated, the trademarks, including names, logos, slogans and service marks appearing in this report are the property of Artisan Partners Limited Partnership and may not be copied, reproduced, published or in any way used without written permission.
-------------------------------------------------------------------------------

---------------------------------------------------------DIRECTORS AND OFFICERS


The board of directors has overall responsibility for the conduct of the affairs of Artisan Funds. Each director serves an indefinite term of unlimited duration until the next annual meeting of shareholders and until the election and qualification of his or her successor. The board of directors may fill any vacancy on the board provided that after such appointment, at least two-thirds of the directors have been elected by the shareholders. The shareholders may remove a director by a vote of a majority of the outstanding shares of the Funds at any meeting of shareholders called for the purpose of removing such director.

The board of directors elects the officers of Artisan Funds. Each officer serves until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed or disqualified. The board of directors may remove any officer with or without cause at any time.

The names and ages of the directors and officers, the position each holds with the Funds, the date each was first elected to office, their principal business occupations and other directorships they have held during the last five years are shown below.


------------------------------------------------------------------------------------------------------------------------------------
                                                    DATE FIRST
                            POSITIONS               ELECTED OR
NAME AND AGE                HELD                     APPOINTED        PRINCIPAL OCCUPATIONS
AT 8/01/02                  WITH FUNDS               TO OFFICE        DURING PAST 5 YEARS             OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
                                              DIRECTORS WHO ARE "INTERESTED PERSONS"*
------------------------------------------------------------------------------------------------------------------------------------
                            Director, Chairman of                     Managing Director of Artisan
Andrew A. Ziegler - 44      the Board and Chief       1/5/95          Partners; Chairman of the       None.
                            Executive Officer                         Board and President of
                                                                      Artisan Distributors.
------------------------------------------------------------------------------------------------------------------------------------
                            Director and                              Managing Director of Artisan    Director, Heidrick &
Carlene Murphy Ziegler - 46 Vice President            3/27/95         Partners and Portfolio          Struggles International,
                                                                      Co-Manager of Artisan           Inc. (executive search firm).
                                                                      Small Cap Fund; President
                                                                      of Artisan Funds (1995-1999).
------------------------------------------------------------------------------------------------------------------------------------
                                             DIRECTORS WHO ARE NOT "INTERESTED PERSONS"
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Partner of the law firm         Director, Northwestern Mutual
David A. Erne - 59          Director                  3/27/95         Reinhart Boerner Van Deuren     Life Insurance Company
                                                                      S.C., Milwaukee, WI.            (life insurance, disability
                                                                                                      insurance and annuity
                                                                                                      company).
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Chairman of the Board and       None.
Thomas R. Hefty - 55        Director                  3/27/95         Chief Executive Officer
                                                                      of Cobalt Corporation
                                                                      (provider of managed care
                                                                      and specialty business
                                                                      services).
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Chairman of the Board           Director, Johnson Controls,
Jeffrey A. Joerres - 42     Director                  8/9/01          (since May 2001), President     Inc. (manufacturer of
                                                                      and Chief Executive Officer     automotive systems and
                                                                      (since April 1999) of           building controls).
                                                                      Manpower, Inc. (non-
                                                                      governmental employment
                                                                      service organization);
                                                                      formerly, Senior Vice
                                                                      President, European
                                                                      Operations and Global
                                                                      Account Management and
                                                                      Development of Manpower, Inc.
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Retired. Until November         Director, Jefferson Pilot
Patrick S. Pittard - 56     Director                  8/9/01          2001, Chairman of the Board,    Corporation (individual
                                                                      President and Chief Executive   and group life insurance
                                                                      Officer of Heidrick & Struggles and annuity company).
                                                                      International, Inc. (executive
                                                                      search firm); Chairman of the
                                                                      Board, The University of
                                                                      Georgia Foundation.
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Chairman of the Board,          Director, Franklin Electric
Howard B. Witt - 62         Director                  3/27/95         President and Chief Executive   Co., Inc. (manufacturer of
                                                                      Officer of Littelfuse, Inc.     electric motors).
                                                                      (manufacturer of advanced
                                                                      circuit protection devices).
------------------------------------------------------------------------------------------------------------------------------------


* Mr. Ziegler and Ms. Ziegler are married to each other. Mr. and Ms. Ziegler are "interested persons" of Artisan Funds, as defined in the Investment Company Act of 1940, because each is a Managing Director of Artisan Partners, the investment adviser to Artisan Funds. As officers of Artisan Investment Corporation (an entity incorporated for the sole purpose of acting as general partner to Artisan Partners), Mr. and Ms. Ziegler manage Artisan Partners. Mr. Ziegler is also President of Artisan Distributors, Artisan Funds' principal underwriter.

  The business address of the officers and directors affiliated with Artisan Partners is 1000 North Water Street, Suite 1770, Milwaukee, Wisconsin 53202. The addresses of the other directors are: Mr. Erne - 1000 N. Water Street, Milwaukee, Wisconsin 53202; Mr. Hefty - 401 W. Michigan Street, Milwaukee, Wisconsin, 53203; Mr. Joerres - 5301 North Ironwood, Milwaukee, Wisconsin 53217; Mr. Pittard - 20 Cates Ridge, Atlanta, Georgia 30327; and Mr. Witt - 800 E. Northwest Highway, Des Plaines, Illinois 60016.

----------------------------------------------------------DIRECTORS AND OFFICERS


------------------------------------------------------------------------------------------------------------------------------------
                                                    DATE FIRST
                            POSITIONS               ELECTED OR
NAME AND AGE                HELD                     APPOINTED        PRINCIPAL OCCUPATIONS
AT 8/01/02                  WITH FUNDS               TO OFFICE        DURING PAST 5 YEARS             OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
                                                      OFFICERS OF ARTISAN FUNDS
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Managing Director of Artisan
Michael C. Roos - 44        President                 8/5/99          Partners; Vice President of     None.
                                                                      Artisan Distributors.
------------------------------------------------------------------------------------------------------------------------------------
                            Chief Financial                           Managing Director and Chief
Lawrence A. Totsky - 43     Officer and Treasurer     1/22/98         Financial Officer of Artisan    None.
                                                                      Partners; Vice President,
                                                                      Chief Financial Officer
                                                                      and Treasurer of Artisan
                                                                      Distributors; prior to
                                                                      joining Artisan Partners in
                                                                      1998, Senior Vice President
                                                                      and Director of Mutual Fund
                                                                      Administration, Strong
                                                                      Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
                            General Counsel                           Managing Director and General
Janet D. Olsen - 46         and Secretary             1/18/01         Counsel of Artisan Partners;    None.
                                                                      Vice President and Secretary
                                                                      of Artisan Distributors; prior
                                                                      to joining Artisan Partners in
                                                                      November 2000, Member of the
                                                                      law firm Bell, Boyd & Lloyd
                                                                      LLC, Chicago, IL.
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Managing Director of Artisan
Mark L. Yockey - 46         Vice President            4/23/96         Partners and Portfolio Manager  None.
                                                                      of Artisan International Fund
                                                                      and Artisan International
                                                                      Small Cap Fund.
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Senior Equity Trader for
Sandra J. Voss - 38         Vice President            3/27/95         Artisan Partners.               None.
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Managing Director of Artisan
Scott C. Satterwhite - 45   Vice President            7/31/97         Partners and Portfolio          None.
                                                                      Co-Manager of Artisan Mid
                                                                      Cap Value Fund and Artisan
                                                                      Small Cap Value Fund; prior
                                                                      to joining Artisan Partners
                                                                      in 1997, Senior Vice President
                                                                      and Portfolio Manager of
                                                                      Wachovia Corporation (bank
                                                                      holding company) and Portfolio
                                                                      Manager of Biltmore Special
                                                                      Values Fund, Personal Trust
                                                                      Portfolio Manager and Manager
                                                                      of the Georgia Personal Trust
                                                                      Portfolio Group.
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Managing Director of Artisan
Andrew C. Stephens - 38     Vice President            7/31/97         Partners and Portfolio Manager  None.
                                                                      of Artisan Mid Cap Fund; prior
                                                                      to joining Artisan Partners in
                                                                      1997, Portfolio Co-Manager of
                                                                      Strong Asset Allocation Fund,
                                                                      February 1993 through March
                                                                      1997, and Senior Research
                                                                      Analyst for Strong Common
                                                                      Stock Fund and Strong
                                                                      Opportunity Fund, prior
                                                                      thereto.
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Managing Director of Artisan
Marina T. Carlson - 38      Vice President            8/5/99          Partners and Portfolio          None.
                                                                      Co-Manager of Artisan Small
                                                                      Cap Fund; prior to joining
                                                                      Artisan Partners in 1999,
                                                                      Manager of Strong Mid Cap
                                                                      Disciplined Fund from its
                                                                      inception in December 1998
                                                                      through March 1999; Portfolio
                                                                      Co-Manager of Strong
                                                                      Opportunity Fund and Strong
                                                                      Common Stock Fund, prior
                                                                      thereto.
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Managing Director of Artisan
James C. Kieffer - 37       Vice President            1/27/00         Partners and Portfolio          None.
                                                                      Co-Manager of Artisan Mid Cap
                                                                      Value Fund and Artisan Small
                                                                      Cap Value Fund; from 1997 to
                                                                      2000, Research Analyst for
                                                                      Artisan Partners; from 1996
                                                                      to 1997, Research Analyst for
                                                                      McColl Partners (investment
                                                                      management firm); Research
                                                                      Analyst for Wachovia Investment
                                                                      Management, prior thereto.
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Managing Director of Artisan
N. David Samra - 38         Vice President            6/5/02          Partners and Portfolio Manager  None.
                                                                      of Artisan International Value
                                                                      Fund; from August 1997 to May
                                                                      2002, Portfolio Manager and
                                                                      Analyst for Harris Associates
                                                                      L.P. (investment management
                                                                      firm).
------------------------------------------------------------------------------------------------------------------------------------
                            Assistant Secretary                       Director of Client Accounting
Gregory K. Ramirez - 32     and Assistant Treasurer   1/22/98         and Administration of Artisan   None.
                                                                      Partners since January 2000
                                                                      and controller prior thereto;
                                                                      Assistant Treasurer of Artisan
                                                                      Distributors.
------------------------------------------------------------------------------------------------------------------------------------
                            Assistant Vice                            Compliance Officer, Artisan
Jevad Aslani - 41           President and             8/8/02          Partners, since January 2001;   None.
                            Assistant Secretary                       Compliance Officer, Strong
                                                                      Investments, Inc., before
                                                                      September 2000.
------------------------------------------------------------------------------------------------------------------------------------

                                     (LOGO)

                              -------------------
                                     ANNUAL
                                     REPORT
                                  JUNE 30, 2002
                             ---------------------
                             ---------------------
                                     ARTISAN
                               INTERNATIONAL FUND
                             ----------------------
                             ----------------------
                              Institutional Shares
                             ----------------------

---------------------------------------------------------------TABLE OF CONTENTS
TABLE OF CONTENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  3  LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  7  SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 11  STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 12  STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 13  STATEMENTS OF CHANGES IN
     NET ASSETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 14  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 15  NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 20  REPORT OF
     INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 21  NOTES ON PORTFOLIO STATISTICS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 22  DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ARTISANFUNDS
P.O. BOX 8412
BOSTON, MA 02266-8412

This report and the financial statements contained herein are provided for the general information of the shareholders of Artisan International Fund, Institutional Shares. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. For more complete information, including fees and expenses, please call
800.399.1770 for a free prospectus. Read it carefully before you invest or send money.

Company discussions are for illustration only and are not intended as recommendations of individual stocks. The discussions present information about the companies believed to be accurate, and the views of the portfolio manager, as of June 30, 2002. That information and those views may change and the Fund disclaims any obligation to advise shareholders of any such changes.

Artisan Funds offered through Artisan Distributors LLC, member NASD.

ARTISAN
INTERNATIONAL FUND
INSTITUTIONAL SHARES

-------------------------------------------------------------INVESTMENT APPROACH
The Fund seeks to provide investors with diversified exposure to the international equity markets, across capitalizations and regions, with a focus on well-managed growth companies. Because foreign markets may provide investors with growth opportunities that are distinct from those in the U.S., we try to identify attractive growth themes. Once identified, we combine intensive fundamental analysis with extensive international travel to find companies that appear well positioned to capitalize on these themes. Important company criteria include sustainable growth, reasonable valuation, strong industry presence and effective management with a focus on shareholder value. We pick our stocks one at a time. As a result, we make no effort to mimic the composition of any index.

---------------------------------------------------------------------PERFORMANCE

For the fiscal year ended June 30, 2002, Artisan International Fund was off 6.52%. The Fund's benchmark, the Morgan Stanley Capital International EAFE Index
(EAFE), lost 9.22%, and its peer group, as measured by the Lipper International Funds Index, declined 7.29%. Calendar year-to-date, Artisan International Fund was off 1.09%, its benchmark, the EAFE Index, dropped 1.62%, and its peer group, as measured by the Lipper International Funds Index, gained 0.52%.


           GROWTH OF AN ASSUMED $10,000 INVESTMENT (7/1/97 to 6/30/02)

           ARTISAN INTERNATIONAL FUND ($17,134)
           EAFE Index ($9,249)
           Lipper International Funds Index ($10,107)



                                                ARTISAN              EAFE        Lipper International
                                          INTERNATIONAL FUND        Index            Funds Index

7/1/97/(Inception of Institutional Shares)      10,000              10,000               10,000
                                                10,166               9,930               10,192
12/97                                            9,525               9,152                9,412
                                                11,453              10,498               10,808
                                                12,440              10,610               10,900
                                                10,094               9,102                9,180
12/98                                           12,621              10,982               10,604
                                                14,045              11,135               10,740
                                                14,632              11,418               11,336
                                                15,375              11,919               11,718
12/99                                           22,927              13,943               14,616
                                                26,985              13,929               14,706
                                                24,285              13,377               14,015
                                                21,601              12,298               12,986
12/00                                           20,544              11,968               12,464
                                                17,917              10,324               10,838
                                                18,329              10,188               10,902
                                                15,768               8,789                9,272
12/01                                           17,322               9,402               10,055
                                                17,472               9,449               10,302
6/02                                            17,134               9,249               10,107

                  AVERAGE ANNUAL TOTAL RETURNS (as of 6/30/02)
--------------------------------------------------------------------------------
                                                                      SINCE
   FUND / INDEX                            1-YEAR       5-YEAR      INCEPTION
-----------------------------------------------------------------------------
   Artisan International Fund              -6.52%        11.37%        11.37%
-----------------------------------------------------------------------------
   EAFE Index                              -9.22         -1.55         -1.55
-----------------------------------------------------------------------------
   Lipper International Funds Index        -7.29          0.21          0.21
-----------------------------------------------------------------------------

PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS OR SALE OF FUND SHARES. IN TIMES OF MARKET VOLATILITY, THE FUND'S RETURN MAY VARY GREATLY OVER SHORT PERIODS OF TIME AND MAY BE MATERIALLY DIFFERENT BY THE TIME YOU RECEIVE THIS REPORT. FOR MORE CURRENT PERFORMANCE INFORMATION, CALL 800.399.1770. INVESTORS SHOULD MAINTAIN REALISTIC EXPECTATIONS FOR FUTURE PERFORMANCE. INTERNATIONAL INVESTMENTS INVOLVE SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATION, SOMETIMES LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, DIFFERENT ACCOUNTING METHODS AND HIGHER TRANSACTION COSTS. THE FUND INVESTS IN GROWTH STOCKS, WHICH MAY FALL OUT OF FAVOR WITH INVESTORS AND UNDERPERFORM OTHER ASSET TYPES DURING A GIVEN PERIOD. THESE RISKS ARE DISCUSSED IN THE PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. Investment return and principal value will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. See page 21 for a description of each index. All index returns include reinvested dividends but do not include the payment of sales commissions or other expenses incurred in the purchase/sale of the securities included in the index.
                                       3

-----------------------------------------------------------------12 MONTH REVIEW

International markets declined throughout the third quarter of 2001 as investors received little confirmation that world economies were recovering and grappled with the unprecedented uncertainties following the events of September 11. Most international markets rallied early in the fourth quarter and we benefited from our media, banking and insurance sector positions, but lost ground in telecommunications.

International equity markets were slightly positive for the first quarter of 2002. European markets showed single-digit declines in January as investors became skeptical about the timing and pace of a global economic recovery. In March, international markets posted respectable gains following a sluggish February.

Our consumer discretionary and consumer staples holdings boosted January performance; tobacco, pharmaceuticals and energy worked well in February; and our media and bank holdings contributed strongly in March. Our diversified financials did not add value and the performance of our insurance holdings was mixed.

World markets were generally unable to avoid the downdraft from ongoing disclosure of U.S. accounting scandals, uncertainty about the strength and profitability of the U.S. economic recovery, political situations in the Middle East and the Indian subcontinent, and the uncertainty of political elections in Europe and South America. Many major international markets experienced corrections that returned them nearly to pre-September 11th levels.

For the fiscal year, our best performer was Swedish Match. This well-managed maker of chewing tobacco, matches and lighters experienced strong sales growth. British American Tobacco, the world's 2nd largest tobacco company, rose on the potential of its expansion into the South Korean and Chinese markets. Leading British retailer Marks & Spencer is a turnaround story. Sales rose 20% under new management, which has streamlined operations and is selling all non-U.K. assets. Diageo, the world's largest marketer of alcoholic beverages, rose on the purchase of Seagram's spirits business and its launch of Smirnoff Ice, its first entry into the "ready-to-drink" market. Novartis, a major global factor in pharmaceuticals, life sciences and animal health, benefited from its strong product pipeline and low exposure to patent expiration.


GOOD IDEAS THAT WORKED                     %         GOOD IDEAS AT THE TIME                     %
                                           -                                                    -
Swedish Match AB........................ 66.4%       ProSieben Media AG......................-64.1%
British American Tobacco PLC............ 36.9        Promise Co., Ltd........................ -30.9
Marks & Spencer PLC..................... 30.8        Wolters Kluwer NV....................... -24.7
Diageo PLC.............................. 25.4        Allianz AG.............................. -18.5
Novartis AG............................. 16.7        Compass Group PLC....................... -15.8


For the year ended June 30, 2002, these are the holdings that made the largest dollar difference in the portfolio. While some minor holdings experienced greater percentage changes in price, the change in their dollar value, did not, on an individual basis, have as meaningful an effect on the Fund's net assets. Past performance of these specific holdings is historical and does not guarantee future results.

ProSieben Media, the second largest national broadcaster in Germany was a big disappointment. Its revenues declined because of the overall weakness in advertising spending, and it was tainted by the bankruptcy of its parent company. Also falling was Promise Co., a Japanese consumer-finance firm, whose earnings decline reflected a higher provision for loan losses. Wolters Kluwer, an Amsterdam-based publisher of trade magazines, saw its sales decline from overall economic weakness, and encountered transition costs related to technology and distribution. Like many of the world's large insurers, Germany's Allianz suffered losses on September 11. Compass Group, the world's largest food-service company, suffered from several factors, including less travel after September 11.

                                     (PHOTO)

                                 MARK L. YOCKEY
                                Portfolio Manager

"We are not discouraged by recent market turmoil and believe that we continue to hold a solid portfolio of good quality companies. We view the correction as an opportunity to add new names and to build our positions at more attractive valuations."

------------------------------------------------------------PORTFOLIO STRATEGIES


Despite a difficult market environment, we continued to pursue our long-term themes in financials, consumer goods (both discretionary and staples), and to a lesser degree, healthcare and restructuring situations among industrials and materials companies. We remained selective in telecommunications and skeptical about information technology.

We believe actions by European authorities continue to help fashion an environment favorable for long-term growth for many of our financial holdings. In our view European economic integration took a leap forward as twelve European nations abandoned their respective currencies and adopted the euro as their single currency, a move that in our view may lead to greater business efficiency and accounting transparency, as well as increased cross-border trade and merger activity.

Early in 2002, Germany, Europe's biggest economy and, recently, its most sluggish, made major changes in the country's tax laws that in our view may stimulate personal investment and release long-stagnant capital for more productive purposes. Of note was the European Union authority's June announcement that private pension funds - a $2.3 trillion market - may now operate across national borders within the 15-nation region; a change that we believe could benefit European asset managers. We believe we witnessed further progress toward a more market-oriented economy in Germany when the government, as well as major banks, refused to lead a bailout of a major construction company that they helped keep alive just two years ago.


REGION ALLOCATION

As of 6/30/02             As of 6/30/01

North America   0.6%      North America    3.7%
Europe         75.7%      Europe          70.4%
Asia/Pacific   12.8%      Asia/Pacific    12.6%
Latin America   6.4%      Latin America    8.3%

Portfolio equities as a percentage of Fund total net assets.

We remain skeptical about technology and have maintained limited exposure. In the near-term we don't foresee private or corporate information technology spending returning to previous levels. Within telecommunications, we have been successful buying companies benefiting from benign regulation that allowed them to defend their market positions and preserve pricing power. However, our view that big incumbents may gain at the expense of failing carriers has yet to work.

In June, volatility provided us with some buying opportunities and we added to holdings in insurance, defense contracting and specialty chemicals believing these companies were attractively valued and offered the potential for increased earnings.

"We believe Europe, where we continue to hold the majority of our assets, has the potential for relatively attractive growth, while the U.S. economic recovery may turn out to be less vigorous than expected."


Top 5 Country Allocations

United Kingdom...... 22.2%
Switzerland......... 13.3%
Germany............. 11.6%
Japan................ 8.7%
Netherlands.......... 7.2%

As of 6/30/02.

For a more detailed look at Region/Country Allocations please view the "Schedule of Investments" starting on page 7.

-------------------------------------------------------PORTFOLIO CHARACTERISTICS

On June 30, 2002, total net assets of the Fund were $7.4 billion, of which $2.1 billion was in the Institutional share class. By comparison, on June 30, 2001, Fund total net assets stood at $5.4 billion. The Fund held 89 stocks in 22 countries. The median market cap of our holdings was $10.4 billion, and our weighted average market cap was $28.7 billion. Based on 2002 (3-5 year) estimates, our weighted average growth rate of 10.8% fell below our weighted average P/E of 18.4X, as tempered growth prospects were not reflected in lower valuations. Our Top Ten holdings comprised about 29% of the portfolio. Our exposure to Europe is up a bit from the end of last fiscal year, while our Latin American and Canadian allocations are down. For definitions of portfolio statistics, please refer to Notes on Portfolio Statistics on page 21.

TOP 10 HOLDINGS

COMPANY NAME                                   COUNTRY                      %
--------------------------------------------------------------------------------

Allianz AG                                     Germany                     3.7%
--------------------------------------------------------------------------------
Muenchener Rueckversicherungs-Gesellschaft AG  Germany                     3.5
--------------------------------------------------------------------------------
Compass Group PLC                              United Kingdom              3.3
--------------------------------------------------------------------------------
Diageo PLC                                     United Kingdom              3.0
--------------------------------------------------------------------------------
Nestle SA                                      Switzerland                 2.8
--------------------------------------------------------------------------------
Ciba Specialty Chemicals AG                    Switzerland                 2.8
--------------------------------------------------------------------------------
Lloyds TSB Group PLC                           United Kingdom              2.8
--------------------------------------------------------------------------------
Honda Motor Company                            Japan                       2.6
--------------------------------------------------------------------------------
Fortis (NL) NV                                 Netherlands                 2.4
--------------------------------------------------------------------------------
Interbrew                                      Belgium                     2.2
--------------------------------------------------------------------------------
TOTAL                                                                      29.1%

As a percentage of total net assets as of June 30, 2002. Portfolio holdings are subject to change.

We believe Europe, where we continue to hold the majority of our assets, has the potential for relatively attractive growth, while the U.S. economic recovery may turn out to be less vigorous than expected. In our view, the earnings environment outlook in Europe for the second half of the year has improved as inflation concerns may have been dampened with a weak U.S. dollar resulting in lower import prices.

Despite the recent rally in Japan, we are not convinced its market's fundamentals are sound or that an economic recovery in Japan is sustainable. While our research has uncovered opportunities, we continue to invest with restraint. On balance, Asia continues to struggle with weak exports to the West. And, although we favor Mexico in Latin America, we view the region as currently compromised by the debt and currency problems in Brazil and Argentina.

We are not discouraged by recent market turmoil and believe that we continue to hold a solid portfolio of good quality companies. We view the correction as an opportunity to add new names and to build our positions at more attractive valuations.

/s/Mark Yockey

Top 5 Sectors

Financials........................31.0%
Consumer Staples..................20.3%
Consumer Discretionary............19.7%
Materials..........................6.6%
Telecommunications Services........6.4%

For a more detailed look at Sector Diversification please see
"Portfolio Diversification" on page 10.

ARTISAN
INTERNATIONAL FUND
Schedule of Investments - June 30, 2002



                                                                                SHARES
                                                                                 HELD                      VALUE
                                                                             ============             ==============
COMMON AND PREFERRED STOCKS - 95.5%

AUSTRALIA - 3.2%
  Commonwealth Bank of Australia - diversified financial services              4,638,400             $   86,001,681
  Foster's Group Ltd. - brewery                                               13,489,596                 35,849,900
  National Australia Bank Ltd. - diversified financial services                5,796,363                115,532,947
                                                                                                      -------------
                                                                                                        237,384,528
BELGIUM - 2.2%
(1)Interbrew - brewery                                                         5,560,868                159,350,857

BRAZIL - 0.9%
  Cia Vale Do Rio Doce (ADR) - diversified mineral producer                      505,900                 13,998,253
  Tele Norte Leste Participacoes S.A., Preferred (ADR) -
    telecommunication services                                                 2,682,200                 26,687,890
  Telesp Celular Participacoes S.A., Preferred (ADR) -
    telecommunication services                                                 6,673,200                 26,425,872
                                                                                                      -------------
                                                                                                         67,112,015
CANADA - 0.6%
  CanWest Global Communications Corporation - television and
    cable broadcasting                                                         2,611,998                 13,999,910
(1)Corus Entertainment, Inc., Class B - multimedia                             1,894,350                 33,553,707
                                                                                                      -------------
                                                                                                         47,553,617
DENMARK - 1.0%
  Danisco A/S - food products and additives                                       63,295                  2,310,052
  Novo-Nordisk A/S, Class B - pharmaceuticals                                  2,180,350                 72,051,858
                                                                                                      -------------
                                                                                                         74,361,910
FINLAND - 0.6%
  Kone OYJ, Class B - elevator manufacturer                                    1,515,820                 44,826,587

FRANCE - 4.6%
  Axa - multi-line insurance                                                   5,203,327                 94,992,406
  Carrefour S.A. - food and drug retailing                                     1,934,547                104,502,488
  Casino Guichard-Perrachon S.A. - food retailing                                 88,400                  7,472,281
  Groupe Danone - food producer                                                    4,281                    587,423
(1)JC Decaux S.A. - advertising services                                       6,146,694                 83,009,719
  Rhodia S.A. - specialty chemical manufacturer                                5,376,760                 46,164,229
                                                                                                      -------------
                                                                                                        336,728,546
GERMANY - 11.6%
  Allianz AG - insurance and financial services                                1,335,951                269,243,005
  Deutsche Boerse AG - diversified financial services                          2,011,736                 85,470,263
  Deutsche Telekom AG - telecommunication services                             5,221,500                 48,897,389
  Henkel KGaA - Vorzug, Preferred - diversified chemicals/materials            1,501,278                104,627,854
  KarstadtQuelle AG - retail department stores                                    67,660                  1,707,414

---------------------------------------------------------SCHEDULE OF INVESTMENTS


                                                                                SHARES
                                                                                 HELD                      VALUE
                                                                             ============           ================
GERMANY (CONTINUED)
  KDG Investors, L.P.(2) - cable television                                   10,000,000             $    1,242,000
  Linde AG - industrial products and systems                                   1,785,139                 88,988,068
  Muenchener Rueckversicherungs-Gesellschaft AG - reinsurance                  1,072,430                253,715,489
                                                                                                      -------------
                                                                                                        853,891,482
IRELAND - 0.1%
  Allied Irish Banks PLC - commercial bank                                       539,600                  7,154,199

ITALY - 6.0%
  Assicurazioni Generali S.p.A. - multi-line insurance                         5,336,800                126,258,014
  Autogrill S.p.A. - restaurants                                               6,065,313                 70,371,444
  Mediobanca S.p.A. - investment banking                                       5,152,200                 47,537,392
  Rolo Banca 1473 S.p.A. - commercial bank                                       360,935                  6,155,196
  Telecom Italia S.p.A. - telecommunication services                          17,340,843                 91,793,362
  Unicredito Italiano S.p.A. - commercial bank                                21,810,300                 98,467,725
                                                                                                      -------------
                                                                                                        440,583,133
JAPAN - 8.7%
  Banyu Pharmaceutical Co., Ltd. - pharmaceuticals                             4,785,200                 61,718,760
  Canon, Inc. - office equipment manufacturer                                  2,033,500                 76,851,082
  Honda Motor Co., Ltd. - automobile manufacturer                              4,731,900                191,857,790
  Japan Tobacco, Inc. - tobacco                                                    6,396                 42,901,464
  Nintendo Co., Ltd. - household durables                                        167,200                 24,620,031
  Olympus Optical Co., Ltd. - photo equipment and supplies                     5,156,800                 72,018,381
  Promise Co., Ltd. - consumer finance                                         2,061,800                103,894,148
  Toyota Motor Corporation - automobile manufacturer                           2,511,900                 66,640,320
                                                                                                      -------------
                                                                                                        640,501,976
LUXEMBOURG - 0.5%
  RTL Group - television and radio broadcasting                                  856,254                 33,762,095

MEXICO - 5.5%
  Fomento Economico Mexicano S.A. de C.V. (ADR) - brewery                      2,460,400                 96,496,888
  Grupo Modelo S.A. de C.V., Series C - brewery                               13,456,600                 31,576,859
  Grupo Televisa S.A. (ADR) - multimedia                                         984,400                 36,796,872
  Telefonos De Mexico S.A. de C.V. (ADR) - telecommunication services          4,620,500                148,225,640
  Wal-Mart De Mexico S.A. de C.V. - discount department stores                33,780,200                 91,496,511
                                                                                                      -------------
                                                                                                        404,592,770
NETHERLANDS - 7.2%
  ABN Amro Holding NV - commercial bank                                        6,137,100                111,252,996
(1)Fortis (NL) NV - diversified financial services                             8,453,138                179,819,251
  Royal Dutch Petroleum Company - oil, gas, and petrochemical producer           473,300                 26,313,729
  Unilever NV - food and household products manufacturer                       1,631,500                106,627,049
  Wolters Kluwer NV - publishing                                               5,377,058                101,874,359
                                                                                                      -------------
                                                                                                        525,887,384
NORWAY - 0.0%(3)
  P4 Radio Hele Norge ASA - radio broadcasting                                 1,099,950                1,652,235

POLAND - 0.1%
(1)Bank Pekao S.A. - commercial bank                                             453,935                10,405,003

---------------------------------------------------------SCHEDULE OF INVESTMENTS


                                                                                SHARES
                                                                                 HELD                      VALUE
                                                                             ============             ==============
PORTUGAL - 0.7%
  Portugal Telecom, SGPS, S.A. - telecommunication services                    7,623,606              $  53,732,033

SINGAPORE - 0.9%
  DBS Group Holdings, Ltd. - money center bank                                 9,223,007                 64,750,339

SPAIN - 5.1%
  Acciona S.A. - construction services                                         1,213,187                 52,846,780
  Banco Popular Espanol S.A. - commercial bank                                    50,587                  2,232,507
  Banco Santander Central Hispano S.A. - money center bank                     9,752,772                 77,294,912
  Centros Comerciales Carrefour S.A. - food and drug retailing                 5,287,105                 66,241,517
  Corporacion Mapfre, Compania Internacional de Reaseguros S.A. -
    multi-line insurance                                                       2,731,647                 21,541,768
  Fomento de Construcciones y Contratas S.A. - construction services
    and building materials                                                       283,965                  6,913,987
(1)Industria de Diseno Textil S.A. - apparel manufacturer                      3,856,600                 81,279,137
(1)Promotora de Informaciones S.A. (Prisa) - multimedia                        3,790,937                 31,875,895
  Repsol YPF S.A. - oil and natural gas exploration and production             2,700,111                 31,779,915
                                                                                                      -------------
                                                                                                        372,006,418
SWEDEN - 0.5%
  Swedish Match AB - tobacco                                                   4,128,667                 34,060,842

SWITZERLAND - 13.3%
  CIBA Specialty Chemicals AG - specialty chemical manufacturer                2,609,616                208,646,804
  Clariant AS - specialty chemical manufacturer                                4,694,084                111,411,715
  Credit Suisse Group - commercial bank                                        3,430,000                108,660,744
  Julius Baer Holding Ltd., Class B - commercial bank                            164,845                 47,248,567
  Nestle S.A., Class B - food products                                           899,185                209,196,913
  Novartis AG - pharmaceuticals                                                3,543,350                155,489,278
  Synthes-Stratec, Inc. - medical products                                        11,627                  7,093,912
  UBS AG - money center bank                                                   2,515,710                126,249,342
                                                                                                      -------------
                                                                                                        973,997,275
UNITED KINGDOM - 22.2%
  BAE Systems PLC - military defense products manufacturer                    29,755,322                151,977,668
  British American Tobacco PLC - tobacco                                      11,553,110                124,181,911
  Carlton Communications PLC - television broadcaster                         16,438,870                 52,633,418
  Compass Group PLC - hospitality services                                    39,830,486                241,695,738
  Diageo PLC - food and alcoholic beverages                                   17,212,301                223,588,180
  Granada PLC - media services                                                57,014,236                 96,923,367
  HSBC Holdings PLC - money center bank                                        2,467,400                 28,383,707
  Imperial Chemical Industries PLC - specialty chemical manufacturer          21,055,068                102,404,171
  Lloyds TSB Group PLC - money center bank                                    20,596,223                205,055,339
  Marks & Spencer PLC - multi-line retail                                     22,309,372                126,787,172
  Next PLC - apparel retailing                                                 3,750,097                 53,287,915
  Reuters Group PLC - multimedia                                               2,576,700                 13,634,720
  Scottish Newcastle PLC - pubs & brewery                                        657,600                  6,095,870
  Tesco PLC - food retailer                                                   36,492,769                132,698,348
  Vodafone Group PLC - telecommunication services                             54,632,000                 74,965,238
                                                                                                      -------------
                                                                                                      1,634,312,762

                                                                                                      -------------
TOTAL COMMON AND PREFERRED STOCKS (Cost $7,312,307,377)                                               7,018,608,006


---------------------------------------------------------SCHEDULE OF INVESTMENTS


                                                                                  PAR
                                                                                AMOUNT                      VALUE

                                                                              ==========            ==============
SHORT-TERM INVESTMENTS - 3.8%
Repurchase agreement with State Street Bank and Trust
Company, 1.05%, dated 6/28/2002, due 7/1/2002, maturity
value $281,566,635 collateralized by $134,175,797 market value U.S.
Treasury Bond, 5.250% due 2/15/2029 and $102,008,885 market value U.S.
Treasury Bills, due 9/26/2002 and $51,000,716 market value
U.S. Treasury Bills due 10/31/2002  (Cost $281,542,000)                     $281,542,000             $  281,542,000
                                                                                                      -------------

TOTAL INVESTMENTS - 99.3% (cost $7,593,849,377)                                                       7,300,150,006

OTHER ASSETS LESS LIABILITIES - 0.7%                                                                     51,491,210
                                                                                                      -------------

TOTAL NET ASSETS - 100.0%(4)                                                                         $7,351,641,216
                                                                                                      -------------


(1) Non-income producing security.
(2) Private Investment Partnership which is restricted as to resale. Valued at a fair value in accordance with procedures established by the Fund's Board of Directors.
(3) Represents less than 0.1% of total net assets.
(4) Percentages for the various classifications relate to total net assets.

   (ADR) American Depository Receipt

--------------------------------------------------------------------------------
Portfolio Diversification - June 30, 2002

                                              VALUE          PERCENTAGE
                                        ================    ============

Energy                                  $   58,093,644           0.8%
Materials                                  482,625,173           6.6
Industrials                                345,553,090           4.7
Consumer Discretionary                   1,450,701,769          19.7
Consumer Staples                         1,488,366,697          20.3
Healthcare                                 368,372,189           5.0
Financials                               2,277,316,939          31.0
Information Technology                      76,851,082           1.0
Telecommunication Services                 470,727,423           6.4
Utilities                                           --            --
                                        -------------- -------------
TOTAL COMMON AND PREFERRED STOCKS        7,018,608,006          95.5
Total short-term investments               281,542,000           3.8
                                        -------------- -------------
TOTAL INVESTMENTS                        7,300,150,006          99.3
OTHER ASSETS LESS LIABILITIES               51,491,210           0.7
                                        -------------- -------------
TOTAL NET ASSETS                        $7,351,641,216         100.0%
                                        -------------- -------------


    The accompanying notes are an integral part of the financial statements.

ARTISAN
INTERNATIONAL FUND



Statement of Assets & Liabilities - June 30, 2002

ASSETS:
Investments in securities, at value ........................................       $7,300,150,006
Cash........................................................................                  405
Receivable from investments sold............................................           82,066,261
Receivable from forward currency contracts..................................          148,441,218
Receivable from fund shares sold............................................           99,087,986
Interest receivable.........................................................               24,635
Dividends receivable........................................................           14,665,518
                                                                                   --------------
TOTAL ASSETS................................................................        7,644,436,029

LIABILITIES:
Payable for investments purchased...........................................           96,448,652
Payable for forward currency contracts......................................          148,750,066
Payable for fund shares redeemed............................................           44,626,681
Payable for operating expenses..............................................            2,379,078
Payable for withholding taxes...............................................              590,336
                                                                                   --------------
TOTAL LIABILITIES...........................................................          292,794,813
                                                                                   --------------
TOTAL NET ASSETS............................................................       $7,351,641,216
                                                                                   ==============

NET ASSETS CONSIST OF:
Fund shares issued and outstanding..........................................       $8,629,310,731

Net unrealized appreciation (depreciation)
  on investments and foreign currency
  related transactions......................................................        (293,408,249)

Accumulated undistributed
  net investment income (loss)..............................................           47,858,931

Accumulated undistributed net realized
  gains (losses) on investments and foreign
  currency related transactions.............................................      (1,032,120,197)
                                                                                   --------------

                                                                                   $7,351,641,216
                                                                                   ==============



SUPPLEMENTARY
INFORMATION:
Net assets
    Investor Shares............................................................    $5,289,602,722
    Institutional Shares.......................................................    $2,062,038,494
Shares outstanding
    Investor Shares............................................................       291,443,297
    Institutional Shares.......................................................       113,080,646
Net asset value, offering price and redemption price per share
    Investor Shares............................................................           $ 18.15
    Institutional Shares.......................................................            $18.24
Cost of securities held........................................................    $7,593,849,377

    The accompanying notes are an integral part of the financial statements.

ARTISAN
INTERNATIONAL FUND

Statement of Operations - For the Year Ended June 30, 2002


INVESTMENT INCOME:
Interest........................................................................       $3,132,424
Dividends......................................................................       111,170,090(1)
Other..........................................................................         5,874,437
                                                                                   --------------
TOTAL INVESTMENT INCOME........................................................       120,176,951

EXPENSES:
Advisory fees...................................................................       55,259,932
Transfer agent fees
    Investor Shares.............................................................        7,446,841
    Institutional Shares........................................................           29,111
Shareholder communications
    Investor Shares.............................................................        1,125,410
    Institutional Shares........................................................           18,767
Custodian fees..................................................................        3,495,548
Accounting fees.................................................................           80,468
Professional fees...............................................................          222,134
Registration fees
    Investor Shares.............................................................          272,277
    Institutional Shares........................................................          114,760
Directors' fees.................................................................          157,431
Other operating expenses........................................................          234,953
                                                                                   --------------
TOTAL OPERATING EXPENSES........................................................       68,457,632
                                                                                   --------------
NET INVESTMENT INCOME (LOSS)....................................................       51,719,319

NET REALIZED AND
UNREALIZED GAINS
(LOSSES) ON INVESTMENTS:
Net realized gain (loss) on:
    Investments.................................................................     (393,817,449)
    Foreign currency related transactions......................................        (2,431,313)
                                                                                   --------------

                                                                                    (396,248,762)
Net increase (decrease) in unrealized appreciation on:
    Investments.................................................................       (9,921,060)
    Foreign currency related transactions......................................           569,310
                                                                                   --------------
                                                                                       (9,351,750)
                                                                                   --------------
NET GAIN (LOSS) ON INVESTMENTS..................................................     (405,600,512)
                                                                                   --------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS....................................................    $(353,881,193)
                                                                                   =============

(1) Net of foreign taxes withheld of $14,493,693.

    The accompanying notes are an integral part of the financial statements.

ARTISAN
INTERNATIONAL FUND

Statement of Changes in Net Assets


                                                                                        YEAR               YEAR
                                                                                        ENDED              ENDED
                                                                                       6/30/02            6/30/01
                                                                                   =================   =============
  OPERATIONS:
  Net investment income (loss)..................................................    $    51,719,319    $  25,519,340
  Net realized gain (loss) on:
      Investments...............................................................       (393,817,449)    (637,643,745)
      Foreign currency related transactions.....................................         (2,431,313)      (2,559,892)
  Net increase (decrease) in unrealized appreciation/depreciation on:
      Investments...............................................................         (9,921,060)    (772,546,781)
      Foreign currency related transactions.....................................            569,310         (143,487)
                                                                                    ---------------   --------------
  NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS...................................................       (353,881,193)   (1,387,374,565)

  DISTRIBUTIONS PAID
  TO SHAREHOLDERS:
  Net investment income:
      Investor Shares...........................................................        (13,657,908)                -
      Institutional Shares......................................................         (8,134,964)                -
  Net realized gains on investment transactions:
      Investor Shares...........................................................                  -     (479,303,458)
      Institutional Shares......................................................                  -     (161,918,593)
                                                                                    ---------------   --------------
  TOTAL DISTRIBUTIONS PAID TO SHAREHOLDERS......................................        (21,792,872)    (641,222,051)

  FUND SHARE ACTIVITIES:
  NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM FUND SHARE ACTIVITIES........................................      2,333,625,659    2,551,310,160
                                                                                    ---------------   --------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS.......................................      1,957,951,594      522,713,544
  Net assets, beginning of period...............................................      5,393,689,622    4,870,976,078
                                                                                   ---------------    --------------
  NET ASSETS, END OF PERIOD.....................................................     $7,351,641,216   $5,393,689,622
                                                                                   ================   ==============

    The accompanying notes are an integral part of the financial statements.


                                                      ARTISAN INTERNATIONAL FUND
                                                         Financial Highlights


                                                     Year Ended   Year Ended    Year Ended        Year Ended      Year Ended
For a share outstanding throughout each period        06/30/02     06/30/01      06/30/00          06/30/99        06/30/98
-------------------------------------------------- -------------- ----------------------------- ---------------- --------------

Net asset value, beginning of period                     $19.62        $30.22        $18.70            $16.26         $14.48

Income (loss) from investment operations:
   Net investment income (loss) (1)                        0.18          0.16          0.03              0.11           0.09
   Net realized and unrealized gains
     (losses) on investments                              (1.46)        (7.21)        12.09              2.62           3.04
                                                   -------------- -------------- -------------  ---------------- --------------
   Total income (loss) from investment operations         (1.28)        (7.05)        12.12              2.73           3.13
                                                   -------------- -------------- -------------  ---------------- --------------

Distributions paid to shareholders:
   Net investment income                                  (0.10)            -         (0.06)            (0.05)         (0.22)
   Net realized gains on investment
     transactions                                             -         (3.55)        (0.54)            (0.24)         (1.13)
                                                   -------------- -------------- -------------  ---------------- --------------
   Total distributions paid to shareholders               (0.10)        (3.55)        (0.60)#          (0.29)         (1.35)
                                                   -------------- -------------- -------------  ---------------- --------------

Net asset value, end of period                           $18.24        $19.62        $30.22            $18.70         $16.26
                                                   ==============  =============  ============  ================ ==============

Total return                                              (6.5%)       (24.5%)        66.0%             17.6%          24.4%
Ratios/supplemental data:
   Net assets, end of period (millions)                $2,062.0      $1,486.6      $1,136.2            $179.6          $82.6
   Ratio of expenses to average net assets                1.01%         1.03%         1.08%             1.17%          1.25%
   Ratio of net investment income (loss) to
     average net assets                                   1.01%         0.70%         0.09%             0.68%          0.68%
   Portfolio turnover rate                               50.67%        72.01%        99.02%            79.41%        109.42%


   (1Computed based on average shares outstanding.


ARTISAN
INTERNATIONAL FUND

Notes to Financial Statements - June 30, 2002

(1)  ORGANIZATION:
     Artisan Funds, Inc. ("Artisan Funds") was incorporated on January 5, 1995, as a Wisconsin corporation and is registered under the Investment Company Act of 1940, as amended. Artisan Funds is a series comprised of six open-end, diversified mutual funds. Artisan International Fund ("the Fund") commenced operations on December 28, 1995.

     The Fund offers shares of capital stock of the class designated Investor Shares. The Fund began offering a second class of capital shares, Institutional Shares, effective July 1, 1997. Institutional Shares are sold to institutional investors meeting certain minimum investment requirements. Each class of shares has equal rights with respect to portfolio assets and voting privileges. Each class has exclusive voting rights with respect to any matters involving only that class. Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares. Expenses attributable to a particular class of shares, such as transfer agency fees, shareholder communication expenses and registration fees are allocated directly to that class.

     Each class of the Fund has an indefinite number of shares authorized with a $0.01 par value.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
     The following is a summary of significant accounting policies of the Fund, which are in accordance with accounting principles generally accepted in the United States of America.

     (a) Security valuation - Each security is valued at the last sales price reported by the principal securities exchange on which the issue is traded, or if no sale is reported on the principal exchange, the last sale on a secondary exchange. The last bid price reported is utilized if no sales have taken place. Securities for which prices are not readily available, or for which management believes that the latest sales or bid price does not reflect a fair value of the security, are valued at a fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Short-term investments maturing within sixty days of their purchase date are valued at amortized cost, which approximates market.

         The Fund owns one security at June 30, 2002 which has been valued at a fair value as determined using procedures established by the Funds' Board of Directors, in the amount of $1,242,000, representing 0.02% of total net assets.

     (b) Income taxes - No provision has been made for federal income taxes since the Fund intends to 1) comply with all provisions of the Internal Revenue Code applicable to regulated investment companies and 2) distribute to its shareholders substantially all of its taxable income as well as realized gains from the sale of investment securities. The Fund may utilize earnings and profits distributed to shareholders on redemption of Fund shares as part of the dividends paid deduction.

---------------------------------------------------NOTES TO FINANCIAL STATEMENTS

     (c) Portfolio transactions - Security and shareholder transactions are recorded on trade date. Net realized gains and losses on securities are computed on specific security lot identification.

     (d) Foreign currency translation - Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange on the day of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

         The Fund enters into forward currency contracts to hedge the foreign currency exposure on open payables and receivables. The forward currency contracts are recorded at market value and any related realized and unrealized gains and losses are reported as foreign currency related transactions for financial reporting purposes. For tax purposes, these foreign exchange gains and losses are treated as ordinary income or loss. The Fund could be exposed to loss if the counterparties fail to perform under these contracts.

     (e) Repurchase agreements - The Fund may enter into repurchase agreements with institutions that Artisan Partners Limited Partnership ("the Adviser") has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Repurchase agreements are recorded at cost and are collateralized in an amount greater than or equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss.

     (f) Securities lending - During the year ended June 30, 2002 the Fund entered into several securities lending transactions with approved borrowers. Income of $5,874,437 from securities lending activities is included in Other Income on the Statement of Operations. As of June 30, 2002 there were no securities on loan. The Fund's risks in entering into securities lending arrangements are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, the Fund may experience delays in selling collateral or the collateral may not be sufficient to cover the value of securities lent.

     (g) Use of estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     (h) Other - Dividend income is recorded on the ex-dividend date, except that certain dividends from private placements and foreign securities are recorded as soon as the information becomes available to the Fund. Interest income is reported on the accrual basis. Distributions to shareholders are recorded on the ex-dividend date. Permanent financial reporting and tax differences have been reclassified in the capital accounts.

---------------------------------------------------NOTES TO FINANCIAL STATEMENTS

(3)  TRANSACTIONS WITH AFFILIATES:
     The Adviser, with which certain officers and directors of the Fund are affiliated, provides investment advisory and administrative services to the Fund. In exchange for these services, the Fund pays a monthly management fee to the Adviser as follows:

                  Average Daily Net Assets                    Annual Rate
                  ------------------------                    -----------
                  Less than $500 million                         1.000%
                  $500 million to $750 million                   0.975
                  $750 million to $1 billion                     0.950
                  Greater than $1 billion                        0.925

     Shares of the Fund are offered for sale by Artisan Distributors LLC ("Distributors"). Distributors is wholly-owned by the Adviser. All distribution expenses relating to the Fund are paid by the Adviser. The Fund also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and reports.

     Each director who is not an interested person of Artisan Funds or the Adviser receives an annual retainer fee of $46,000, plus a fee for each board or committee meeting attended (other than a committee meeting held on the same day as a board meeting) of $1,000 for an in-person meeting and $500 for a telephonic meeting as well as reimbursement of expenses related to his duties as a director of Artisan Funds. In addition, each chairman of a board committee who is a non-interested director receives a supplemental annual retainer of $3,000. These fees are generally allocated to each Fund in proportion to their net assets.

(4)  LINE OF CREDIT ARRANGEMENTS:
     Artisan Funds is party to a line of credit agreement with State Street Bank and Trust Company, under which each Fund may borrow up to the lesser of 10% of its net assets or $100 million, provided that the aggregate borrowings by all Funds may not exceed $100 million. Artisan Funds pays a commitment fee of 0.10% on the unused portion of the line of credit. This fee is allocated to each Fund based on relative net assets. Interest is charged on any borrowings at the current Federal funds rate plus 0.50%. The use of the line of credit is generally restricted to temporary borrowing for extraordinary or emergency purposes. There were no borrowings by the Fund under the line of credit during the year ended June 30, 2002.

(5)  INVESTMENT TRANSACTIONS:
     The cost of securities purchased and the proceeds from the sale of securities (excluding short-term securities) for the year ended June 30, 2002 were $5,208,400,695 and $2,903,765,110, respectively.

---------------------------------------------------NOTES TO FINANCIAL STATEMENTS

(6)  INFORMATION FOR FEDERAL INCOME TAX PURPOSES:


         Cost of Investments..............................................             $7,610,082,690


         Gross Unrealized Appreciation....................................            $   430,968,310

         Gross Unrealized Depreciation....................................               (740,900,994)
                                                                                        ---------------

         Net Unrealized Appreciation/(Depreciation) on Investments........             $ (309,932,684)


         Undistributed Ordinary Income....................................            $    50,300,554

         Undistributed Long-Term Gain.....................................                          -

     The difference between cost amounts for financial reporting and tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

     The tax components of dividends and long-term capital gain distributions paid during the year ended
     June 30, 2002, capital loss carryovers as of June 30, 2002, and tax-basis post-October loss deferrals (recognized for tax purposes on July 1, 2002) are as follows:


         Ordinary Income Dividends........................................            $    21,792,872

         Long-Term Capital Cain Distributions.............................                          -

         Net Capital Loss Carryovers*
            Expiring in 2009..............................................             $  116,228,014
            Expiring in 2010.............................................              $  694,241,382

         Post-October Losses..............................................             $  208,165,614

            *Capital gain distributions will resume in the future to the extent gains are realized in excess of the available carryforwards.

---------------------------------------------------NOTES TO FINANCIAL STATEMENTS

(7)  FUND SHARE ACTIVITIES:
     Capital share transactions for the Fund were as follows:



                                                                                   INVESTOR          INSTITUTIONAL
YEAR ENDED JUNE 30, 2002                                                            SHARES              SHARES
======================================================================         =================  =================
Proceeds from shares issued...........................................         $ 5,291,916,630     $804,083,587
Net asset value of shares issued in
  reinvestment of distributions ......................................              12,195,555        7,337,783
Cost of shares redeemed...............................................          (3,654,275,679)    (127,632,217)
                                                                               ---------------     ------------
Net increase (decrease) from fund
    share activities..................................................         $ 1,649,836,506     $683,789,153
                                                                               ===============     ============

Shares sold...........................................................             291,977,419       44,007,369
Shares issued in reinvestment
    of distributions..................................................                 684,758          410,620
Shares redeemed.......................................................            (201,323,845)      (7,126,579)
                                                                               ---------------     ------------
Net increase (decrease) in capital shares.............................              91,338,332       37,291,410
                                                                               ===============     ============

                                                                                   INVESTOR        INSTITUTIONAL
YEAR ENDED JUNE 30, 2001                                                            SHARES            SHARES
======================================================================         =================  =================
Proceeds from shares issued...........................................          $4,473,567,464     $795,518,272
Net asset value of shares issued in
  reinvestment of distributions ......................................             454,153,202      156,791,262
Cost of shares redeemed...............................................          (3,232,410,045)     (96,309,995)
                                                                               ---------------     ------------
Net increase (decrease) from fund
    share activities..................................................          $1,695,310,621     $855,999,539
                                                                               ===============     ============


Shares sold...........................................................             197,800,020       34,944,346
Shares issued from reinvestment
    of distributions..................................................              20,928,718        7,202,171
Shares redeemed.......................................................            (142,470,095)      (3,947,922)
                                                                               ---------------     ------------
Net increase (decrease) in capital shares.............................              76,258,643       38,198,595
                                                                               ===============     ============

(LOGO)
PRICEWATERHOUSECOOPERS

--------------------------------------------------------------------------------

                                                      PRICEWATERHOUSECOOPERS LLP
                                                      100 East Wisconsin Avenue
                                                      Suite 1500
                                                      Milwaukee WI 53202
                                                      Telephine (414) 212-1600


                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Artisan Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Artisan International Fund (one of the portfolios constituting Artisan Funds, Inc., hereafter referred to as the "Fund") at June 30, 2002, the results of its operations, the changes in its net assets and its financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

July 31, 2002

---------------------------------------------------------------------------NOTES

--------------------------------------------------------------------------------

                          NOTES ON PORTFOLIO STATISTICS

The letter to shareholders included in this Annual Report includes statistical information about the Fund. That information is as of June 30, 2002; it varies with changes in the Fund's portfolio investments.

                       DEFINITIONS OF PORTFOLIO STATISTICS

MEDIAN MARKET CAP provides a measure of the market capitalization value of the companies in a portfolio. Market capitalization is the aggregate value of all a company's outstanding equity securities. Equal numbers of companies in the portfolio have market capitalizations higher and lower than the median. MEDIAN PRICE/BOOK VALUE measures the median ratio of portfolio stock prices to each stock's book value of equity per share. WEIGHTED AVERAGE MARKET CAP is the average of the market capitalizations of the companies in the portfolio weighted by the size of each company's position within the portfolio. Market capitalization is the aggregate value of all of a company's outstanding equity securities. WEIGHTED AVERAGE GROWTH RATE is the average of the 3-5 year forecasted growth rates of each company in the portfolio, weighted by the size of the company's position within the portfolio. WEIGHTED AVERAGE P/E is the harmonic average, which measures the price/earnings ratio of the Fund, excluding negative earners, weighted by the size of the company's position within the portfolio. The earnings figures used are estimates for the current calendar year.

                             DESCRIPTIONS OF INDICES

The Fund's performance is compared in this report to changes in at least two indices - a broad-based index of changes in prices of securities in the market in which the Fund invests and a peer group index of other mutual funds that are grouped by Lipper, Inc., an independent monitor of mutual fund performance, in the same general grouping as the Fund. All of the indices are unmanaged and do not include the payment of sales commissions or other expenses that would be incurred in the purchase/sale of the securities included in the index. All the index returns include reinvested dividends.

The indices to which the Fund is compared are:

MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX (EAFE) includes net reinvested dividends for companies throughout the world, excluding the U.S. and Canada, in proportion to world stock market capitalization. EAFE's average annual return since inception of the Fund is based upon a starting date of December 31, 1995.

The LIPPER INTERNATIONAL FUNDS INDEX reflects the net asset weighted returns of the 30 largest international mutual funds grouped by Lipper in the international fund category. Artisan International Fund is included in the Lipper International Funds Index.

                                   TRADEMARKS

Trademarks and copyrights  relating to the indexes mentioned in this report are owned by: MSCI EAFE:  Morgan Stanley & Co.; and Lipper  International
Funds Index: Reuters Funds Information Limited (a United Kingdom corporation). Except as otherwise indicated, the trademarks, including names, logos, slogans and service marks appearing in this report are the property of Artisan Partners Limited Partnership and may not be copied, reproduced, published or in any way used without written permission.

--------------------------------------------------------------------------------

The board of directors has overall responsibility for the conduct of the affairs of Artisan Funds. Each director serves an indefinite term of unlimited duration until the next annual meeting of shareholders and until the election and qualification of his or her successor. The board of directors may fill any vacancy on the board provided that after such appointment, at least two-thirds of the directors have been elected by the shareholders. The shareholders may remove a director by a vote of a majority of the outstanding shares of the Funds at any meeting of shareholders called for the purpose of removing such director.

The board of directors elects the officers of Artisan Funds. Each officer serves until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed or disqualified. The board of directors may remove any officer with or without cause at any time.

The names and ages of the directors and officers, the position each holds with the Funds, the date each was first elected to office, their principal business occupations and other directorships they have held during the last five years are shown below.


------------------------------------------------------------------------------------------------------------------------------------
                                                    DATE FIRST
                            POSITIONS               ELECTED OR
NAME AND AGE                HELD                     APPOINTED        PRINCIPAL OCCUPATIONS
AT 8/01/02                  WITH FUNDS               TO OFFICE        DURING PAST 5 YEARS             OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
                                              DIRECTORS WHO ARE "INTERESTED PERSONS"*
------------------------------------------------------------------------------------------------------------------------------------
                            Director, Chairman of                     Managing Director of Artisan
Andrew A. Ziegler - 44      the Board and Chief       1/5/95          Partners; Chairman of the       None.
                            Executive Officer                         Board and President of
                                                                      Artisan Distributors.
------------------------------------------------------------------------------------------------------------------------------------
                            Director and                              Managing Director of Artisan    Director, Heidrick &
Carlene Murphy Ziegler - 46 Vice President            3/27/95         Partners and Portfolio          Struggles International,
                                                                      Co-Manager of Artisan           Inc. (executive search firm).
                                                                      Small Cap Fund; President
                                                                      of Artisan Funds (1995-1999).
------------------------------------------------------------------------------------------------------------------------------------
                                             DIRECTORS WHO ARE NOT "INTERESTED PERSONS"
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Partner of the law firm         Director, Northwestern Mutual
David A. Erne - 59          Director                  3/27/95         Reinhart Boerner Van Deuren     Life Insurance Company
                                                                      S.C., Milwaukee, WI.            (life insurance, disability
                                                                                                      insurance and annuity
                                                                                                      company).
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Chairman of the Board and       None.
Thomas R. Hefty - 55        Director                  3/27/95         Chief Executive Officer
                                                                      of Cobalt Corporation
                                                                      (provider of managed care
                                                                      and specialty business
                                                                      services).
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Chairman of the Board           Director, Johnson Controls,
Jeffrey A. Joerres - 42     Director                  8/9/01          (since May 2001), President     Inc. (manufacturer of
                                                                      and Chief Executive Officer     automotive systems and
                                                                      (since April 1999) of           building controls).
                                                                      Manpower, Inc. (non-
                                                                      governmental employment
                                                                      service organization);
                                                                      formerly, Senior Vice
                                                                      President, European
                                                                      Operations and Global
                                                                      Account Management and
                                                                      Development of Manpower, Inc.
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Retired. Until November         Director, Jefferson Pilot
Patrick S. Pittard - 56     Director                  8/9/01          2001, Chairman of the Board,    Corporation (individual
                                                                      President and Chief Executive   and group life insurance
                                                                      Officer of Heidrick & Struggles and annuity company).
                                                                      International, Inc. (executive
                                                                      search firm); Chairman of the
                                                                      Board, The University of
                                                                      Georgia Foundation.
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Chairman of the Board,          Director, Franklin Electric
Howard B. Witt - 62         Director                  3/27/95         President and Chief Executive   Co., Inc. (manufacturer of
                                                                      Officer of Littelfuse, Inc.     electric motors).
                                                                      (manufacturer of advanced
                                                                      circuit protection devices).
------------------------------------------------------------------------------------------------------------------------------------


* Mr. Ziegler and Ms. Ziegler are married to each other. Mr. and Ms. Ziegler are "interested persons" of Artisan Funds, as defined in the Investment Company Act of 1940, because each is a Managing Director of Artisan Partners, the investment adviser to Artisan Funds. As officers of Artisan Investment Corporation (an entity incorporated for the sole purpose of acting as general partner to Artisan Partners), Mr. and Ms. Ziegler manage Artisan Partners. Mr. Ziegler is also President of Artisan Distributors, Artisan Funds' principal underwriter.

  The business address of the officers and directors affiliated with Artisan Partners is 1000 North Water Street, Suite 1770, Milwaukee, Wisconsin 53202. The addresses of the other directors are: Mr. Erne - 1000 N. Water Street, Milwaukee, Wisconsin 53202; Mr. Hefty - 401 W. Michigan Street, Milwaukee, Wisconsin, 53203; Mr. Joerres - 5301 North Ironwood, Milwaukee, Wisconsin 53217; Mr. Pittard - 20 Cates Ridge, Atlanta, Georgia 30327; and Mr. Witt - 800 E. Northwest Highway, Des Plaines, Illinois 60016.

----------------------------------------------------------DIRECTORS AND OFFICERS


------------------------------------------------------------------------------------------------------------------------------------
                                                    DATE FIRST
                            POSITIONS               ELECTED OR
NAME AND AGE                HELD                     APPOINTED        PRINCIPAL OCCUPATIONS
AT 8/01/02                  WITH FUNDS               TO OFFICE        DURING PAST 5 YEARS             OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
                                                      OFFICERS OF ARTISAN FUNDS
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Managing Director of Artisan
Michael C. Roos - 44        President                 8/5/99          Partners; Vice President of     None.
                                                                      Artisan Distributors.
------------------------------------------------------------------------------------------------------------------------------------
                            Chief Financial                           Managing Director and Chief
Lawrence A. Totsky - 43     Officer and Treasurer     1/22/98         Financial Officer of Artisan    None.
                                                                      Partners; Vice President,
                                                                      Chief Financial Officer
                                                                      and Treasurer of Artisan
                                                                      Distributors; prior to
                                                                      joining Artisan Partners in
                                                                      1998, Senior Vice President
                                                                      and Director of Mutual Fund
                                                                      Administration, Strong
                                                                      Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
                            General Counsel                           Managing Director and General
Janet D. Olsen - 46         and Secretary             1/18/01         Counsel of Artisan Partners;    None.
                                                                      Vice President and Secretary
                                                                      of Artisan Distributors; prior
                                                                      to joining Artisan Partners in
                                                                      November 2000, Member of the
                                                                      law firm Bell, Boyd & Lloyd
                                                                      LLC, Chicago, IL.
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Managing Director of Artisan
Mark L. Yockey - 46         Vice President            4/23/96         Partners and Portfolio Manager  None.
                                                                      of Artisan International Fund
                                                                      and Artisan International
                                                                      Small Cap Fund.
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Senior Equity Trader for
Sandra J. Voss - 38         Vice President            3/27/95         Artisan Partners.               None.
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Managing Director of Artisan
Scott C. Satterwhite - 45   Vice President            7/31/97         Partners and Portfolio          None.
                                                                      Co-Manager of Artisan Mid
                                                                      Cap Value Fund and Artisan
                                                                      Small Cap Value Fund; prior
                                                                      to joining Artisan Partners
                                                                      in 1997, Senior Vice President
                                                                      and Portfolio Manager of
                                                                      Wachovia Corporation (bank
                                                                      holding company) and Portfolio
                                                                      Manager of Biltmore Special
                                                                      Values Fund, Personal Trust
                                                                      Portfolio Manager and Manager
                                                                      of the Georgia Personal Trust
                                                                      Portfolio Group.
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Managing Director of Artisan
Andrew C. Stephens - 38     Vice President            7/31/97         Partners and Portfolio Manager  None.
                                                                      of Artisan Mid Cap Fund; prior
                                                                      to joining Artisan Partners in
                                                                      1997, Portfolio Co-Manager of
                                                                      Strong Asset Allocation Fund,
                                                                      February 1993 through March
                                                                      1997, and Senior Research
                                                                      Analyst for Strong Common
                                                                      Stock Fund and Strong
                                                                      Opportunity Fund, prior
                                                                      thereto.
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Managing Director of Artisan
Marina T. Carlson - 38      Vice President            8/5/99          Partners and Portfolio          None.
                                                                      Co-Manager of Artisan Small
                                                                      Cap Fund; prior to joining
                                                                      Artisan Partners in 1999,
                                                                      Manager of Strong Mid Cap
                                                                      Disciplined Fund from its
                                                                      inception in December 1998
                                                                      through March 1999; Portfolio
                                                                      Co-Manager of Strong
                                                                      Opportunity Fund and Strong
                                                                      Common Stock Fund, prior
                                                                      thereto.
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Managing Director of Artisan
James C. Kieffer - 37       Vice President            1/27/00         Partners and Portfolio          None.
                                                                      Co-Manager of Artisan Mid Cap
                                                                      Value Fund and Artisan Small
                                                                      Cap Value Fund; from 1997 to
                                                                      2000, Research Analyst for
                                                                      Artisan Partners; from 1996
                                                                      to 1997, Research Analyst for
                                                                      McColl Partners (investment
                                                                      management firm); Research
                                                                      Analyst for Wachovia Investment
                                                                      Management, prior thereto.
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Managing Director of Artisan
N. David Samra - 38         Vice President            6/5/02          Partners and Portfolio Manager  None.
                                                                      of Artisan International Value
                                                                      Fund; from August 1997 to May
                                                                      2002, Portfolio Manager and
                                                                      Analyst for Harris Associates
                                                                      L.P. (investment management
                                                                      firm).
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                            Assistant Secretary                       Director of Client Accounting
Gregory K. Ramirez - 32     and Assistant Treasurer   1/22/98         and Administration of Artisan   None.
                                                                      Partners since January 2000
                                                                      and controller prior thereto;
                                                                      Assistant Treasurer of Artisan
                                                                      Distributors.
------------------------------------------------------------------------------------------------------------------------------------
                            Assistant Vice                            Compliance Officer, Artisan
Jevad Aslani - 41           President and             8/8/02          Partners, since January 2001;   None.
                            Assistant Secretary                       Compliance Officer, Strong
                                                                      Investments, Inc., before
                                                                      September 2000.
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

8/26/02  - A2129_Inst.

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